Lincoln ChoicePlus AssuranceSM (B Class)
Lincoln New York Account N for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York. This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time, the only fixed account available is for dollar cost averaging purposes.

We do offer variable annuity contracts that have lower fees.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio AllianceBernstein VPS Growth and Income Portfolio* AllianceBernstein VPS International Value Portfolio AllianceBernstein VPS Small/Mid Cap Value Portfolio
American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund* American Funds Insurance SeriesSM (Class 2):
     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund
Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
     (formerly Delaware VIP (Reg. TM) Trend Series)
     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio*
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund*
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*
Goldman Sachs Variable Insurance Trust (Service Class):
   Goldman Sachs VIT Large Cap Value Fund
   (formerly Goldman Sachs VIT Growth & Income Fund)
Lincoln Variable Insurance Products Trust (Service Class):
   LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Global Income Fund
     LVIP J.P. Morgan High Yield Fund
     LVIP Janus Capital Appreciation Fund
     LVIP MFS International Growth Fund
     (formerly LVIP Marsico International Growth Fund)
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
   LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation Fund
     (formerly LVIP Wilshire Aggressive Profile Fund)
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund

     LVIP SSgA Moderately Aggressive Structured Allocation Fund LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund
     LVIP Total Bond Fund*
     LVIP Turner Mid-Cap Growth Fund
     LVIP Vanguard Domestic Equity ETF Fund*
     LVIP Vanguard International Equity ETF Fund*
     LVIP Wells Fargo Intrinsic Value Fund
     LVIP Protected Profile 2010 Fund*
     (formerly LVIP Wilshire 2010 Profile Fund)
     LVIP Protected Profile 2020 Fund*
     (formerly LVIP Wilshire 2020 Profile Fund)
     LVIP Protected Profile 2030 Fund*
     (formerly LVIP Wilshire 2030 Profile Fund)
     LVIP Protected Profile 2040 Fund*
     (formerly LVIP Wilshire 2040 Profile Fund)
     LVIP Conservative Profile Fund
     (formerly LVIP Wilshire Conservative Profile Fund)
     LVIP Moderate Profile Fund
     (formerly LVIP Wilshire Moderate Profile Fund)
     LVIP Moderately Aggressive Profile Fund
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund) Lord Abbett Series Fund, Inc. (Class VC):
     Lord Abbett Fundamental Equity Portfolio
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series*
     MFS (Reg. TM) VIT Utilities Series
Oppenheimer Variable Account Funds (Service Class):
     Oppenheimer Global Securities Fund/VA
PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio The Universal Institutional Funds, Inc. (Class II):
     Morgan Stanley UIF Growth Portfolio
     (formerly Morgan Stanley UIF Capital Growth Portfolio)

*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2011

Table of Contents



Item                                                          Page
Special Terms                                                  4
Expense Tables                                                 6
Summary of Common Questions                                   13
Lincoln Life & Annuity Company of New York                    16
Variable Annuity Account (VAA)                                17
Investments of the Variable Annuity Account                   17
Charges and Other Deductions                                  23
The Contracts                                                 31
 Purchase Payments                                            31
 Transfers On or Before the Annuity Commencement Date         32
 Surrenders and Withdrawals                                   35
 Death Benefit                                                38
 Investment Requirements                                      41
 Living Benefit Riders                                        43
 Lincoln Lifetime IncomeSM Advantage 2.0                      44
 Lincoln Lifetime IncomeSM Advantage                          52
 Lincoln SmartSecurity (Reg. TM) Advantage                    59
 i4LIFE (Reg. TM) Advantage                                   65
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    69
 4LATER (Reg. TM) Advantage                                   74
 Annuity Payouts                                              78
 Fixed Side of the Contract                                   80
Distribution of the Contracts                                 82
Federal Tax Matters                                           83
Additional Information                                        88
 Voting Rights                                                88
 Return Privilege                                             89
 Other Information                                            89
 Legal Proceedings                                            89
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities         91
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)

Lincoln Lifetime IncomeSM Advantage 2.0 - Provides minimum guaranteed periodic withdrawals and income that may increase based on automatic enhancements and age-based increases to the income amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.



                      Contractowner Transaction Expenses:



Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1           7.00%
Transfer charge:                                                                          $252
We also may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed
period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal
amount under Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under
i4LIFE (Reg. TM) Advantage). See Fixed Side
of the Contract.

1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

2 The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.





The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.



                    Periodic Charges for the Base Contract:



Annual Account Fee:1                                                                  $30
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
Account Value Death Benefit
  Mortality and Expense Risk Charge                                                   1.15%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     1.25%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge                                                   1.20%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     1.30%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge                                                   1.45%
  Administrative Charge                                                               0.10%
  Total Separate Account Expenses                                                     1.55%

1 The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee will be waived after the fifteenth contract year.

                    Optional Living Benefit Riders are available as set forth below.




Optional Living Benefit Rider Charges - Other Than i4LIFE (Reg. TM) Advantage:
Only one Living Benefit rider may be elected from this grouping. These charges are added to the charges
for the base contract.                                                                     Single Life   Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0:1
  Guaranteed Maximum Charge                                                                  2.00%         2.00%
  Current Charge                                                                             1.05%         1.25%
Lincoln Lifetime IncomeSM Advantage:2
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.90%         0.90%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:3
  Guaranteed Maximum Charge                                                                  1.50%         1.50%
  Current Charge                                                                             0.65%         0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:3
  Guaranteed Maximum Charge                                                                  0.95%          N/A
  Current Charge                                                                             0.65%          N/A
4LATER (Reg. TM) Advantage:4
  Guaranteed Maximum Charge                                                                  1.50%          N/A
  Current Charge                                                                             0.65%          N/A

1 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these charges to the Income Base. This charge is deducted from the contract value on a quarterly basis.

2 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. As of December 31, 2010, this rider is no longer available for sale.

3 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

4 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information.





Optional Living Benefit Rider Charges - i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage can be elected with or without one of the following Guaranteed Income Benefits. It cannot be elected with any other Living Benefit rider except as set forth below.



i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):*
Account Value Death Benefit                                                  1.65%
Guarantee of Principal Death Benefit                                         1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)                            1.95%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information.

i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):*
                                                                           Single Life   Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge                                                  3.65%         3.65%
  Current Charge                                                             2.30%         2.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                  3.70%         3.70%
  Current Charge                                                             2.35%         2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                  3.95%         3.95%
  Current Charge                                                             2.60%         2.80%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect at the time of an automatic step-up, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.



i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3)*:
Account Value Death Benefit
  Guaranteed Maximum Charge                                                         3.15%
  Current Charge                                                                    2.15%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                         3.20%
  Current Charge                                                                    2.20%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                         3.45%
  Current Charge                                                                    2.45%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit Charge for further information.



i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
  purchasers who previously purchased 4LATER (Reg. TM) Advantage:*
Account Value Death Benefit
  Guaranteed Maximum Charge                                                               3.15%
  Current Charge                                                                          2.30%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge                                                               3.20%
  Current Charge                                                                          2.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                                                               3.45%
  Current Charge                                                                          2.60%


* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.

i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime
IncomeSM Advantage 2.0:                                                                    Single Life   Joint Life
Account Value Death Benefit plus                                                             1.25%*       1.25%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%
Guarantee of Principal Death Benefit plus                                                    1.30%*       1.30%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%
Enhanced Guaranteed Minimum Death Benefit (EGMDB) plus                                       1.55%*       1.55%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%


* As a percentage of average daily net assets in the subaccounts. This charge is assessed on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0.

** As an annualized percentage of the greater of contract value or the Income
   Base (carried over from Lincoln Lifetime IncomeSM Advantage 2.0 less any Guaranteed Annual Income amounts paid since the last step-up). This charge is deducted from contract value on a quarterly basis and only on and after the periodic income commencement date. The charge may be increased upon an automatic annual step-up and decreased upon an Excess Withdrawal.





The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the annuity commencement date:



          Periodic Charges on and after the Annuity Commencement Date



Mortality and expense risk charge and administrative charge    1.40%

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2010. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         2.58%        0.54%
Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       2.14%        0.54%


* 44 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2012.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2010:


(as a percentage of each fund's average net assets):

                                                         Management                      Other
                                                            Fees        12b-1 Fees      Expenses
                                                          (before        (before        (before
                                                            any            any            any
                                                          waivers/       waivers/       waivers/
                                                         reimburse-     reimburse-     reimburse-
                                                           ments)   +     ments)   +     ments)
AllianceBernstein VPS Global Thematic Growth Portfolio   0.75   %       0.25   %       0.24   %
AllianceBernstein VPS Growth and Income Portfolio        0.55           0.25           0.08
AllianceBernstein VPS International Value Portfolio      0.75           0.25           0.10
AllianceBernstein VPS Small/Mid Cap Value Portfolio      0.75           0.25           0.09
American Century VP II Inflation Protection Fund         0.48           0.25           0.01
American Funds Global Growth Fund                        0.53           0.25           0.03
American Funds Global Small Capitalization Fund          0.71           0.25           0.04
American Funds Growth Fund                               0.32           0.25           0.02



                                                                                             otal
                                                                                             Expen
                                                                                              ns
                                                                                            T
                                       Total  er
                                                                                       Contr
ctual
                                                                                        ra   Contr
                                                                              Total    waive
 ra
                                                                             Expenses   er   waive
                                                                             (before   reimb
 er
                                                              Acquired         any      bu   reimb
                                                                Fund         waivers/  ments  bu
                                                              Fees and      reimburse-  (if  ments
                                                         +    Expenses  =     ments)   any)   s)
AllianceBernstein VPS Global Thematic Growth Portfolio       0.00   %       1.24   %
AllianceBernstein VPS Growth and Income Portfolio            0.00           0.88
AllianceBernstein VPS International Value Portfolio          0.00           1.10
AllianceBernstein VPS Small/Mid Cap Value Portfolio          0.00           1.09
American Century VP II Inflation Protection Fund             0.00           0.74
American Funds Global Growth Fund                            0.00           0.81
American Funds Global Small Capitalization Fund              0.00           1.00
American Funds Growth Fund                                   0.00           0.59

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
American Funds Growth-Income Fund                                   0.27   %       0.25   %       0.02   %
American Funds International Fund                                   0.49           0.25           0.04
BlackRock Global Allocation V.I. Fund                               0.65           0.25           0.06
Delaware VIP (Reg. TM) Diversified Income Series(1)                 0.60           0.30           0.10
Delaware VIP (Reg. TM) Emerging Markets Series(1)                   1.25           0.30           0.15
Delaware VIP (Reg. TM) High Yield Series(1)                         0.65           0.30           0.11
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(1)    0.50           0.30           0.10
Delaware VIP (Reg. TM) REIT Series(1)                               0.75           0.30           0.12
Delaware VIP (Reg. TM) Small Cap Value Series(1)                    0.73           0.30           0.10
Delaware VIP (Reg. TM) Smid Cap Growth Series(1)                    0.75           0.30           0.14
Delaware VIP (Reg. TM) U.S. Growth Series(1)                        0.65           0.30           0.10
Delaware VIP (Reg. TM) Value Series(1)                              0.65           0.30           0.10
DWS Alternative Asset Allocation Plus VIP Portfolio(2)              0.24           0.25           0.70
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(3)            0.56           0.25           0.09
Fidelity (Reg. TM) VIP Growth Portfolio                             0.56           0.25           0.11
Fidelity (Reg. TM) VIP Mid Cap Portfolio(4)                         0.56           0.25           0.10
Fidelity (Reg. TM) VIP Overseas Portfolio(5)                        0.71           0.25           0.15
FTVIPT Franklin Income Securities Fund                              0.45           0.25           0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund(6)             0.51           0.25           0.29
FTVIPT Mutual Shares Securities Fund                                0.60           0.25           0.14
FTVIPT Templeton Global Bond Securities Fund                        0.46           0.25           0.09
Goldman Sachs VIT Large Cap Value Fund                              0.75           0.25           0.05
Lord Abbett Fundamental Equity Portfolio(7)                         0.75           0.00           0.48
LVIP Baron Growth Opportunities Fund(8)                             1.00           0.25           0.09
LVIP BlackRock Inflation Protected Bond Fund                        0.45           0.25           0.10
LVIP Capital Growth Fund                                            0.72           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund(9)                      0.95           0.25           0.15
LVIP Columbia Value Opportunities Fund(10)                          1.05           0.25           0.21
LVIP Delaware Bond Fund                                             0.32           0.35           0.07
LVIP Delaware Diversified Floating Rate Fund                        0.60           0.25           0.18
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(11)   0.75           0.25           0.18
LVIP Delaware Growth and Income Fund                                0.35           0.35           0.07
LVIP Delaware Social Awareness Fund                                 0.39           0.35           0.08
LVIP Delaware Special Opportunities Fund                            0.40           0.35           0.08
LVIP Global Income Fund(12)                                         0.65           0.25           0.15
LVIP J.P. Morgan High Yield Fund(13)                                0.65           0.25           0.21
LVIP Janus Capital Appreciation Fund (14)                           0.75           0.25           0.09
LVIP MFS International Growth Fund(15)                              0.90           0.25           0.15
LVIP MFS Value Fund                                                 0.64           0.25           0.07
LVIP Mid-Cap Value Fund(16)                                         0.94           0.25           0.14
LVIP Mondrian International Value Fund                              0.74           0.25           0.11
LVIP Money Market Fund                                              0.36           0.25           0.06
LVIP SSgA Bond Index Fund(17)                                       0.40           0.25           0.09



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
American Funds Growth-Income Fund                                   0.00   %       0.54   %
American Funds International Fund                                   0.00           0.78
BlackRock Global Allocation V.I. Fund                               0.02           0.98
Delaware VIP (Reg. TM) Diversified Income Series(1)                 0.00           1.00       -0.05   %   0.95   %
Delaware VIP (Reg. TM) Emerging Markets Series(1)                   0.00           1.70       -0.05       1.65
Delaware VIP (Reg. TM) High Yield Series(1)                         0.00           1.06       -0.05       1.01
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(1)    0.00           0.90       -0.05       0.85
Delaware VIP (Reg. TM) REIT Series(1)                               0.00           1.17       -0.05       1.12
Delaware VIP (Reg. TM) Small Cap Value Series(1)                    0.00           1.13       -0.05       1.08
Delaware VIP (Reg. TM) Smid Cap Growth Series(1)                    0.00           1.19       -0.05       1.14
Delaware VIP (Reg. TM) U.S. Growth Series(1)                        0.00           1.05       -0.05       1.00
Delaware VIP (Reg. TM) Value Series(1)                              0.00           1.05       -0.05       1.00
DWS Alternative Asset Allocation Plus VIP Portfolio(2)              1.39           2.58       -0.44       2.14
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio(3)            0.00           0.90
Fidelity (Reg. TM) VIP Growth Portfolio                             0.00           0.92
Fidelity (Reg. TM) VIP Mid Cap Portfolio(4)                         0.00           0.91
Fidelity (Reg. TM) VIP Overseas Portfolio(5)                        0.00           1.11
FTVIPT Franklin Income Securities Fund                              0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund(6)             0.01           1.06       -0.01       1.05
FTVIPT Mutual Shares Securities Fund                                0.00           0.99
FTVIPT Templeton Global Bond Securities Fund                        0.00           0.80
Goldman Sachs VIT Large Cap Value Fund                              0.00           1.05
Lord Abbett Fundamental Equity Portfolio(7)                         0.00           1.23       -0.08       1.15
LVIP Baron Growth Opportunities Fund(8)                             0.00           1.34       -0.05       1.29
LVIP BlackRock Inflation Protected Bond Fund                        0.02           0.82
LVIP Capital Growth Fund                                            0.00           1.06
LVIP Cohen & Steers Global Real Estate Fund(9)                      0.00           1.35       -0.22       1.13
LVIP Columbia Value Opportunities Fund(10)                          0.00           1.51       -0.09       1.42
LVIP Delaware Bond Fund                                             0.00           0.74
LVIP Delaware Diversified Floating Rate Fund                        0.00           1.03
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(11)   0.03           1.21       -0.20       1.01
LVIP Delaware Growth and Income Fund                                0.00           0.77
LVIP Delaware Social Awareness Fund                                 0.00           0.82
LVIP Delaware Special Opportunities Fund                            0.00           0.83
LVIP Global Income Fund(12)                                         0.00           1.05       -0.05       1.00
LVIP J.P. Morgan High Yield Fund(13)                                0.00           1.11       -0.04       1.07
LVIP Janus Capital Appreciation Fund (14)                           0.00           1.09       -0.08       1.01
LVIP MFS International Growth Fund(15)                              0.00           1.30       -0.05       1.25
LVIP MFS Value Fund                                                 0.00           0.96
LVIP Mid-Cap Value Fund(16)                                         0.00           1.33       -0.04       1.29
LVIP Mondrian International Value Fund                              0.00           1.10
LVIP Money Market Fund                                              0.00           0.67
LVIP SSgA Bond Index Fund(17)                                       0.01           0.75       -0.09       0.66

                                                                 Management                      Other
                                                                    Fees        12b-1 Fees      Expenses
                                                                  (before        (before        (before
                                                                    any            any            any
                                                                  waivers/       waivers/       waivers/
                                                                 reimburse-     reimburse-     reimburse-
                                                                   ments)   +     ments)   +     ments)   +
LVIP SSgA Conservative Index Allocation Fund(18)                 0.25   %       0.25   %       0.50   %
LVIP SSgA Conservative Structured Allocation Fund(18)            0.25           0.25           0.18
LVIP SSgA Developed International 150 Fund(19)                   0.75           0.25           0.18
LVIP SSgA Emerging Markets 100 Fund(20)                          1.09           0.25           0.21
LVIP SSgA Global Tactical Allocation Fund                        0.25           0.25           0.14
LVIP SSgA International Index Fund(21)                           0.40           0.25           0.24
LVIP SSgA Large Cap 100 Fund(22)                                 0.52           0.25           0.07
LVIP SSgA Moderate Index Allocation Fund(18)                     0.25           0.25           0.27
LVIP SSgA Moderate Structured Allocation Fund(18)                0.25           0.25           0.07
LVIP SSgA Moderately Aggressive Index Allocation Fund(18)        0.25           0.25           0.21
LVIP SSgA Moderately Aggressive Structured Allocation
 Fund(18)                                                        0.25           0.25           0.10
LVIP SSgA Small/Mid Cap 200 Fund(23)                             0.69           0.25           0.12
LVIP SSgA S&P 500 Index Fund                                     0.22           0.25           0.08
LVIP SSgA Small-Cap Index Fund                                   0.32           0.25           0.12
LVIP T. Rowe Price Growth Stock Fund                             0.71           0.25           0.08
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                0.74           0.25           0.09
LVIP Templeton Growth Fund                                       0.73           0.25           0.10
LVIP Total Bond Fund(24)                                         0.25           0.25           0.55
LVIP Turner Mid-Cap Growth Fund(25)                              0.88           0.25           0.18
LVIP Vanguard Domestic Equity ETF Fund(26)                       0.25           0.25           0.55
LVIP Vanguard International Equity ETF Fund(26)                  0.25           0.25           0.55
LVIP Wells Fargo Intrinsic Value Fund(27)                        0.75           0.25           0.09
LVIP Protected Profile 2010 Fund(28)                             0.25           0.25           0.36
LVIP Protected Profile 2020 Fund(28)                             0.25           0.25           0.16
LVIP Protected Profile 2030 Fund(28)                             0.25           0.25           0.18
LVIP Protected Profile 2040 Fund(28)                             0.25           0.25           0.26
LVIP Conservative Profile Fund                                   0.25           0.25           0.05
LVIP Moderate Profile Fund                                       0.25           0.25           0.03
LVIP Moderately Aggressive Profile Fund                          0.25           0.25           0.04
Morgan Stalney UIF Growth Portfolio(30)                          0.50           0.35           0.37
MFS (Reg. TM) VIT Growth Fund                                    0.75           0.25           0.10
MFS (Reg. TM) VIT Total Return Series(29)                        0.75           0.25           0.06
MFS (Reg. TM) VIT Utilities Series                               0.73           0.25           0.08
Oppenheimer Global Securities Fund/VA                            0.63           0.25           0.13
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(31)   0.74           0.25           0.04



                                                                                                         Total
                                                                                                       Expenses
                                                                                  Total                 (after
                                                                                 Expenses     Total    Contractu
                                                                                 (before   Contractual    ua
                                                                  Acquired         any      waivers/   waivers/
                                                                    Fund         waivers/  reimburse-  reimburse
                                                                  Fees and      reimburse-    ments       e-
                                                                  Expenses  =     ments)    (if any)    ments)
LVIP SSgA Conservative Index Allocation Fund(18)                 0.16   %       1.16   %   -0.55   %   0.61   %
LVIP SSgA Conservative Structured Allocation Fund(18)            0.17           0.85       -0.23       0.62
LVIP SSgA Developed International 150 Fund(19)                   0.00           1.18       -0.38       0.80
LVIP SSgA Emerging Markets 100 Fund(20)                          0.00           1.55       -0.72       0.83
LVIP SSgA Global Tactical Allocation Fund                        0.63           1.27
LVIP SSgA International Index Fund(21)                           0.00           0.89       -0.03       0.86
LVIP SSgA Large Cap 100 Fund(22)                                 0.00           0.84       -0.18       0.66
LVIP SSgA Moderate Index Allocation Fund(18)                     0.17           0.94       -0.32       0.62
LVIP SSgA Moderate Structured Allocation Fund(18)                0.17           0.74       -0.12       0.62
LVIP SSgA Moderately Aggressive Index Allocation Fund(18)        0.18           0.89       -0.26       0.63
LVIP SSgA Moderately Aggressive Structured Allocation
 Fund(18)                                                        0.18           0.78       -0.15       0.63
LVIP SSgA Small/Mid Cap 200 Fund(23)                             0.00           1.06       -0.29       0.77
LVIP SSgA S&P 500 Index Fund                                     0.00           0.55
LVIP SSgA Small-Cap Index Fund                                   0.00           0.69
LVIP T. Rowe Price Growth Stock Fund                             0.00           1.04
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                0.00           1.08
LVIP Templeton Growth Fund                                       0.00           1.08
LVIP Total Bond Fund(24)                                         0.19           1.24       -0.50       0.74
LVIP Turner Mid-Cap Growth Fund(25)                              0.00           1.31       -0.08       1.23
LVIP Vanguard Domestic Equity ETF Fund(26)                       0.14           1.19       -0.50       0.69
LVIP Vanguard International Equity ETF Fund(26)                  0.26           1.31       -0.50       0.81
LVIP Wells Fargo Intrinsic Value Fund(27)                        0.00           1.09       -0.05       1.04
LVIP Protected Profile 2010 Fund(28)                             0.48           1.34       -0.31       1.03
LVIP Protected Profile 2020 Fund(28)                             0.49           1.15       -0.11       1.04
LVIP Protected Profile 2030 Fund(28)                             0.51           1.19       -0.13       1.06
LVIP Protected Profile 2040 Fund(28)                             0.53           1.29       -0.21       1.08
LVIP Conservative Profile Fund                                   0.65           1.20
LVIP Moderate Profile Fund                                       0.73           1.26
LVIP Moderately Aggressive Profile Fund                          0.76           1.30
Morgan Stalney UIF Growth Portfolio(30)                          0.00           1.22
MFS (Reg. TM) VIT Growth Fund                                    0.00           1.10
MFS (Reg. TM) VIT Total Return Series(29)                        0.00           1.06       -0.04       1.02
MFS (Reg. TM) VIT Utilities Series                               0.00           1.06
Oppenheimer Global Securities Fund/VA                            0.00           1.01
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(31)   0.12           1.15       -0.12       1.03

(1) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2011 to April 30, 2012.

(2) Through April 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.39%). The agreement may be terminated with the consent of the fund's Board.

(3) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Service Class 2. These offsets may be discontinued at any time.

(5) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.11% for Service Class 2. These offsets may be discontinued at any time.

(6) The Fund's manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund" shown in the expense table in "Acquired fund fees and expenses"). This reduction will continue until at least
    April 30, 2012.

(7) For the period May 1, 2011 through through April 30, 2012, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund's other expenses, to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Fund's Board of Directors.

(8) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of the average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(9) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average net assets of the fund and 0.32% of the excess over $250 million of average daily nets assets of the fund. The agreement will continue at least through April 30, 2012.

(10) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.09% on the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012.

(11) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.98% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(12) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(13) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.07% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(14) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $150 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(15) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% on the first $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2012.

(16) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of the first $25 million of average net assets of the Fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the Fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(17) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2012.

(18) Other Expenses and AFFE are based on estimated amounts for the current fiscal year. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(19) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(20) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(21) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $500 million of average daily net assets of the fund and 0.05% of average daily net assets of the fund in excess of $500 million. The agreement will continue at least through April 30, 2012.

(22) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(23) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2012.

(24) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. Other Expenses are based on estimated amounts for the current fiscal year.

(25) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund; 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2012.

(26) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. Other Expenses are based on estimated amounts for the current fiscal year.

(27) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2012.

(28) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(29) Effective May 1, 2011, MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least April 30, 2012.

(30) The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed (but including 12b-1 fee), will not exceed 1.10%. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

(31) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will be in effect through at least May 1, 2012 and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB death benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,318    $2,467    $3,636    $6,395

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $618   $1,867    $3,136    $6,395

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Guaranteed Income Benefit and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your purchase payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account. Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds. You may also allocate purchase payments to the fixed account.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value. See Charges and Other Deductions.

If you withdraw purchase payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.

We will deduct any applicable premium tax from purchase payments or contract value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. See also the Fixed Side of the Contract and Guaranteed Periods. Transfers from the fixed account may be subject to an interest adjustment.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders), Lincoln Lifetime IncomeSM Advantage 2.0 (an income benefit rider), and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. In addition, an overview of these riders is provided with this prospectus.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments, an annuity payout option must be elected by the last day of the contractowner's 85th birth year on qualified contracts and by the last day of the contractowner's 99th birth year on nonqualified contracts. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base, automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The minimum floor is based on the contract value at the time you elect i4LIFE (Reg.
TM) with the Guaranteed Income Benefit. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. By electing this benefit, you will be subject to Investment Requirements. 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit at the time you terminate Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Because the subaccounts which are available under the contracts did not begin operation before the date of this prospectus, financial information for the subaccounts is not included in this prospectus or in the SAI.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.

These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348 , Fort Wayne, IN 46801-2348, or call 1-888-868-2583 . In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2010 financial statements of the VAA and the December 31, 2010 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial.

These percentages currently range up to 0.25%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Goldman Sachs, Lincoln, Lord Abbett, MFS, Oppenheimer, PIMCO, and Van Kampen Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The death benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the death benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and death benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.

American Century Investments Variable Products, advised by American Century
    Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.
     This fund is not available in contracts issued on or after November 15, 2010.


American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund: Long-term growth.

  o Global Small Capitalization Fund: Long-term growth.

  o Growth Fund: Long-term growth.

  o Growth-Income Fund: Long-term growth and income.

  o International Fund: Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and secondarily high current income. This fund is not available in contracts issued on or after November 15,
2010.

  o Limited-Term Diversified Income Series: Long-term total return.

  o REIT Series: Total return.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.
     (formerly Trend Series)

  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Capital appreciation.


DWS Variable Series II, advised by Deutsche Asset Management Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation Plus VIP Portfolio: Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Growth Portfolio: Capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: Maximize income.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth. This fund is not available in contracts issued on or after May 23, 2011.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.
     This fund is not available in contracts issued on or after June 30, 2009.


Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
    Management, L.P.

  o Goldman Sachs VIT Large Cap Value Fund: Long-term capital appreciation

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)

  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. (Subadvised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund: Current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*
     This fund is not available in contracts issued on or after May 23, 2011.

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP J.P. Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management, Inc.)

  o LVIP Janus Capital Appreciation Fund: Long-term growth.
     (Subadvised by Janus Capital Management LLC)

  o LVIP MFS International Growth Fund; Long-term capital appreciation. (formerly LVIP Marsico International Growth Fund)
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Subadvised by Delaware Management Company)*

  o LVIP SSgA Bond Index Fund: Replicate Barclays Aggregate Bond Index. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Conservative Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation; a fund of funds.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (formerly LVIP Wilshire Aggressive Profile Fund)
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund: Replicate broad foreign index. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Moderate Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund; Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)

  o LVIP Total Bond Fund: Total return consistent with capital appreciation. This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 23, 2011. Consult your financial advisor.

  o LVIP Wells Fargo Intrinsic Value Fund: Income
     (Subadvised by Metropolitan West Capital Management)

  o LVIP Protected Profile 2010 Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2010 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2020 Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2020 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2030 Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2030 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2040 Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2040 Profile Fund)
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Conservative Profile Fund: Current income; a fund of funds. (formerly LVIP Wilshire Conservative Profile Fund)

  o LVIP Moderate Profile Fund: Growth and income; a fund of funds. (formerly LVIP Wilshire Moderate Profile Fund)

  o LVIP Moderately Aggressive Profile Fund: Growth and income; a fund of funds.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)

Lord Abbett Series Fund, Inc., advised by Lord, Abbett & Co. LLC

  o Lord Abbett Fundamental Equity Portfolio: Long-term growth of capital and income.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.
     This fund is not available in contracts issued on or after May 23, 2011.

  o Utilities Series: Total return.


Oppenheimer Variable Account Funds, advised by Oppenheimer Funds, Inc.

  o Oppenheimer Global Securities Fund/VA: Long-term capital appreciation.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


The Universal Institutional Funds, Inc., advised by Morgan Stanley Investment Management Inc.

  o Morgan Stanley UIF Growth Portfolio: Long-term capital appreciation. (formerly Morgan Stanley UIF Capital Growth Portfolio)

*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or guaranteed withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:

                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)       Account Value Death Benefit
                                           -----------------------    ----------------    ----------------------------
o   Mortality and expense risk charge              1.45%                   1.20%                     1.15%
o   Administrative charge                          0.10%                   0.10%                     0.10%
                                                    ----                    ----                      ----
o   Total annual charge for each
    subaccount                                     1.55%                   1.30%                     1.25%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                                   Number of contract anniversaries since
                                                                       purchase payment was invested
                                                               ----------------------------------------------
                                                                0     1     2     3     4     5     6     7+
      Surrender charge as a percentage of the surrendered or   7 %   7 %   6 %   6 %   5 %   4 %   3 %   0
      withdrawn purchase payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 10% of the current contract value or 10% of the total purchase payments (15% for contracts purchased prior to November 15, 2010) (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of admittance of the contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits or periodic payments made under any annuity payout option made available by us;
 o A surrender or withdrawal of any purchase payments after the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner and has existed continuously for 12 months. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then

  o from earnings until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary.


Transfer Fee

We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0, if elected. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up. By opting out of an Automatic Annual Step-up, you will continue to be eligible for the 5% Enhancement through the end of the current Enhancement Period, but the percentage charge could increase to the then current charge on 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year.

During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract after the first Benefit Year, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts
- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income
Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for Riders purchased on or after October 5, 2009. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

As of December 31, 2010, this rider is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value ( contract value on the effective date of i4LIFE (Reg. TM) Advantage). The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB.

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Access Period and Periodic Income Commencement Date. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit. If you dropped Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), the charges that you will pay will be different. See the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% (2.15% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.35% (2.20% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.80% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage you will pay a quarterly charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase) starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The initial charge for this rider is equal to an annual rate of 1.05% of the Lincoln Lifetime IncomeSM Advantage
2.0 Income Base or contract value, if greater, (0.2625% quarterly) for the single life option and 1.25% of the Income Base or contract value, if greater, (0.3125% quarterly) for the joint life option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. This is the charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. This charge is in addition to the daily mortality and expense risk and administrative charge for your death benefit option set out under Deductions from the VAA.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change unless there is an automatic step-up of the Guaranteed Income Benefit to 75% of the current regular income payment (described later in the i4LIFE (Reg.
TM) Advantage section of the prospectus). At such time, the charge will increase by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase to the Guaranteed Income Benefit and by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. Upon this excess withdrawal, the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is

60 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example assumes an increase to the initial charge based upon an increase to the Guaranteed Income Benefit due to the automatic step-up:


  1/1/10   Contract value as of the last valuation date under Lincoln Lifetime IncomeSM            $ 100,000
           Advantage 2.0
  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM               $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit     $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0)
  1/2/10   i4LIFE (Reg. TM) Advantage Account Value                                                $ 100,000
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment                     $   5,051
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                           $   5,000
  1/2/11   Recalculated Regular Income Payment                                                     $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                     $   5,175
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
           4) ($1,312.50 * ($5,175/$5,000))

If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up.


Continuing the above example:


  1/2/11   Annual Charge for Lincoln Lifetime IncomeSM Advantage 2.0                               $1,358.44
  1/2/12   Recalculated Regular Income Payment                                                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,595.63
           4) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred. Future step-ups as described in the rider would continue.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charges will cease.

4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg.
TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows:
2.30% for the i4LIFE (Reg. TM) Account Value death benefit; 2.35% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.45% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).


After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%. Currently, there is no premium tax levied for New York residents.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,

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 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Servicing office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to home office approval. If you stop making purchase payments, the contract will remain in force ,however, we may terminate the contract as allowed by your state's non-forfeiture


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law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Servicing Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York


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

reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Servicing Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable. For a description of the interest adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.

The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.


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

If you select i4LIFE (Reg. TM) Advantage, your transfer rights and restrictions for the variable subaccounts and the fixed account during the time within which you may make withdrawals under i4LIFE (Reg. TM) Advantage (Access Period) are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any death benefits or living benefits in this product. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Servicing Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM) is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy or contract administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect an annuitization option. i4LIFE (Reg. TM) Advantage purchasers will receive the same death benefit option they elected immediately prior to electing i4LIFE (Reg. TM) Advantage, if that death benefit option is available with i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage purchasers may also elect a less expensive death benefit option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death;

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

Prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime Income (Reg. TM) Advantage Rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.

As of January 20, 2009. Contractowners who have elected the Lincoln Lifetime Income (Reg. TM) Advantage 2.0 Rider, Guaranteed Income Benefit (version 4) under i4Life (Reg. TM) Advantage, as well as contractowners who have elected Lincoln Lifetime Income (Reg. TM) Advantage Rider or the Guaranteed Income Benefit (version 3) under i4Life (Reg. TM) Advantage since January 20, 2009 or have elected the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 2), Lincoln SmartSecurity (Reg. TM) Advantage, or 4Later (Reg. TM) Advantage as of June 30, 2009 are subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value
or Account Value                                     or Account Value
---------------------------------------------------- ------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. Delaware VIP Diversified Income Series
3. Delaware VIP Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Global Income Fund
9. LVIP SSgA Bond Index Fund
10. LVIP Total Bond Fund

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the subaccounts on the following list; however, if you allocate less than 100% of contract value to or among these subaccounts, then these subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT CommodityRealReturn (Reg. TM) Strategy, the LVIP SSgA Emerging Markets 100 Fund, the AllianceBernstein VPS Global Thematic Growth Portfolio, the Delaware VIP REIT Series and the Delaware VIP Emerging Markets

Series and the Franklin Templeton Founding Investment Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP Diversified Income Series oDelaware VIP Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP Protected Profile 2010 Fund oLVIP Protected Profile 2020 Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above.

Beginning June 30, 2009. Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage 2.0 Rider, the Lincoln Lifetime Income (Reg. TM) Advantage Rider, the Guaranteed Income Benefit (version 2 or version 3) under i4LIFE (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, or 4LATER (Reg.
TM) Advantage on or after June 30, 2009 will be subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into three groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual funds within each group, but the total investment for all funds in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or
or Account Value                                     Account Value
---------------------------------------------------- ---------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. Delaware VIP Diversified Income Series
3. Delaware VIP Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund

7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Global Income Fund
9. LVIP SSgA Bond Index Fund
10. LVIP Total Bond Fund



Group 3
Investments cannot exceed 10% of contract value
or Account Value
-------------------------------------------------------
1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delaware VIP Emerging Markets Series
3. Delaware VIP REIT Series
4. DWS Alternative Asset Allocation Plus VIP Portfolio
5. LVIP SSgA Emerging Markets 100 Fund
6. LVIP Cohen & Steers Global Real Estate Fund
7. MFS VIT Utilities Series

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the subaccounts on the following list, as applicable to your contract; however, if you allocate less than 100% of contract value to or among these subaccounts, then these subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP Diversified Income Series oDelaware VIP Limited-Term Diversified Income Series oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund oLVIP Delaware Diversified Floating Rate Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP SSgA Global Tactical Allocation Fund oLVIP SSgA Conservative Index Allocation Fund

oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund oLVIP SSgA Moderately Aggressive Structured Allocation Fund oLVIP Total Bond Fund oLVIP Protected Profile 2010 Fund oLVIP Protected Profile 2020 Fund oLVIP Conservative Profile Fund oLVIP Moderate Profile Fund oLVIP Moderately Aggressive Profile Fund oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above. These models are not available for contracts purchased on or after November 15, 2010.


Living Benefit Riders

The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). The overview chart provided with this prospectus provides a brief description and comparison of each Living

Benefit rider. Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.


Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (up to the last day of the contractowner's 85th birth year on qualified contracts and up to the last day of the contractowner's 99th birth year on nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);
 o Lifetime income is available through i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option;
 o A 5% Enhancement to the Income Base if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within a ten-year Enhancement period;
 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after you or the younger spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option which must be elected by the last day of the contractowner's 85th birth year for qualified contracts and up to the last day of the contractowner's 99th birth year for nonqualified contracts.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. These options are discussed below in detail.

This rider will terminate for qualified contracts on the last day of the contractowner's 85th birth year (for nonqualified contracts on the last day of the contractowner's 99th birth year) unless i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) or the Guaranteed Annual Income Amount Annuity Payout Option has been elected prior to that date.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. For nonqualified contracts, the contractowner/annuitant as well as the spouse under the joint life option must be under age 86 (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage. You must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage
2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, and i4LIFE (Reg.
TM) Advantage for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this rider will depend upon your state's approval of this rider. Check with your registered representative regarding availability.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements - Option 3.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total Income Bases and Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives under any other Living Benefit riders. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement to the Income Base. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within a 10-year Enhancement period described below. If during any 10-year Enhancement period there are no Automatic Annual Step-ups the 5% Enhancements will terminate at the end of the Enhancement period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the charge could increase to the then current charge on any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit

Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement period) from the effective date of the rider. A new Enhancement period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amounts section below.

If during the first ten Benefit years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the tenth rider year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any purchase payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new 10-year Enhancement period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up.

As stated above, if you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the charge could increase to the then current charge on any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):



                                                                  Income Base with                 Potential for Charge
                                                 Contract Value    5% Enhancement    Income Base        to Change
                                                ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000......      $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary..........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary..........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary..........      $57,000           $59,535         $59,535             No
         4th Benefit Year Anniversary..........      $64,000           $62,512         $64,000             Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day of the contractowner's (or youngest joint owner's) 99th birth year for nonqualified contracts or the last day of the contractowner's 85th birth year for qualified contracts. You may only receive lifetime periodic payments under either i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option if either payout option is elected prior to the contractowner's (or youngest joint owner's) 99th birth year for nonqualified contracts or the last day of the contractowner's 85th birth year for qualified contracts. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the rider at age 57, your Guaranteed Annual Income percentage is 4%. If you waited until you were age 60 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages

                               Guaranteed                        Age (joint life              Guaranteed Annual Income
Age (Single                    Annual Income amount              option - younger of          amount percentage
Life Option)                   percentage (single life option)   you and your spouse's age)   (joint life option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At least 55 and under 59 1/2                  4%                            55-64                          4%
59 1/2+                                       5%                               65+                         5%

If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 58 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:


         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 58
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary ($205,000 x 4%)

Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 58 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract.

Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 58 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81).
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract value = $43,000

Income Base = $72,084.81

Guaranteed Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract or have reached the last day of your 85th birth year (qualified contracts) or the last day of your 99th birth year (nonqualified contracts) and have not elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following death benefits: the Guarantee of Principal Death Benefit or the EGMDB. Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. If the death benefit option in effect is the Account Value Death Benefit the beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option; or
 o when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal; or
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract; or
 o for qualified contracts, on the final day of the contractowner's 85th birth year if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
   4) has not been elected; or
 o for nonqualified contracts, on the final day of the contractowner's 99th birth year (or the younger of the contractowner or spouse for joint life option) if i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) has not been elected.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the

Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage
2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been an Automatic Annual Step-up) to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If the contractowner drops Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) by the last day of the contractowner's 85th birth year for qualified contracts (based on contractowner's age for joint life option) or by the last day of the contractowner's 99th birth year for nonqualified contracts (based on youngest life for joint life option), the initial Guaranteed Income Benefit will equal the greater of (a) the current Guaranteed Annual Income Amount or (b) the Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been an Automatic Annual Step-up) multiplied by the applicable age-banded Guaranteed Income Benefit percentage or (c) the i4LIFE (Reg. TM) Advantage Account Value multiplied by the applicable age-banded Guaranteed income Benefit percentage. If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option.

Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If you choose to drop your rider and elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) prior to the 5th Benefit Year anniversary, the election must be made before the Annuity Commencement Date and by age 95 for nonqualified contracts or age 80 for qualified contracts. Elections made prior to the 5th Benefit Year anniversary will result in a minimum Access Period of the greater of 20 years or age 90. If you choose to drop the rider and elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) after the 5th Benefit Year anniversary the election must be made before the Annuity Commencement Date and by the last day of the contractowner's 85th birth year for qualified contracts or by the last day of the contractowner's 99th birth year for nonqualified contracts. Elections made after the 5th Benefit Year anniversary will result in a minimum Access Period of the greater of 15 years or age 85. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

For nonqualified contracts, the contractowner must elect the levelized option for regular income payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the EGMDB , whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the death benefit if both the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculation as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
     The entire $9,000 withdrawal reduced the death benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/ annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase after December 31, 2010.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up (if applicable to your contract). These options are discussed below in detail.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See i4LIFE (Reg. TM) Advantage option.) Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Servicing Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant is under age 86 and the Rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or when the contractowner/annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

     a. the contractowner/annuitant is still living and under age 86; and

   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):

                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:

     1) an Excess Withdrawal (defined below) has occurred; or

   2) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 / $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon your death. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the contractowner/annuitant, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the contractowner/annuitant (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o on the date the contractowner is changed pursuant to an enforceable divorce agreement or decree;
 o upon the death of the contractowner/annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can elect Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln LIfetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 90 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing Office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Servicing Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and interest adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                                  Guaranteed
                                                 Contract Value     Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

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

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or

   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can elect Lincoln SmartSecurity (Reg. TM) Advantage, or purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. This Rider is available for contracts issued after October 1, 2003. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the effective date of the contract and before an annuity payout option is elected by sending a written request to our Servicing Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. Existing contractowners with the Account Value death benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value, less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life (if living);
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:

         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

     Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) or Lincoln Lifetime IncomeSM Advantage 2.0 (income benefit rider) prior to electing i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the greater of the Account Value or Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit

Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under 40             2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%

*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the contract value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage
2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the contract value to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each periodic income commencement date anniversary starting on the first periodic income commencement date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the periodic income commencement date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated regular income payment. See The Contracts- i4LIFE (Reg. TM) Advantage-Regular income payments during the Access Period for a discussion of recalculation of the regular income payment.



8/1/2010 Amount of initial regular income payment:       $5,051

8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):        $100,000
8/1/2010 Initial Guaranteed Income Benefit (4% times $100,000 Account Value):       $  4,000
8/1/2011 Recalculated regular income payment:                                       $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                   $  4,500

The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated regular income payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a living benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those available at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0 for more information.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the contract value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If the contractowner drops Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) by the last day of the contractowner's 85th birth year for qualified contracts (based on contractowner's age for joint life option) or by the last day of the contractowner's 99th birth year for nonqualified contracts (based on youngest life for joint life option), the initial Guaranteed Income Benefit will equal the greater of (a) the current Guaranteed Annual Income amount or (b) the Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been an Automatic Annual Step-up) multiplied by the applicable age-banded Guaranteed Income Benefit percentage or (c) the i4LIFE (Reg. TM) Advantage Account Value multiplied by the applicable age-banded Guaranteed Income Benefit percentage.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life option) or the youngest age of either the contractowner or secondary life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the contract value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.



         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $120,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial regular income payment:                          $  5,992    per year
         Initial Guaranteed Income Benefit (5% x $120,000                   $  6,000
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, the Guaranteed Amount will not be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or secondary life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 90 (age 85 versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 15 years or the difference between your age (nearest birthday) and age 85.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your regular income payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the regular income payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

 Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90
     Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:

         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM). Likewise, contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect 4LATER (Reg. TM) will not carry their Income Base over into the new 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.


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

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts may not commence within twelve months after the effective date of the contract.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written


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

election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or regular income payments under i4LIFE (Reg.
TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege)
 o on the expiration date of a guaranteed period
 o as a result of the death of the contractowner or annuitant
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner and has existed continuously for twelve months.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


   (1+A)n    -1
----------
  (1+B )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

     n= The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. While this contract is only sold by a limited number of broker-dealers, we do make payments to other broker-dealers for the sale of other contracts. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.


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

Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2010 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract.

This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


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

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value or if your contract has Lincoln Lifetime IncomeSM Advantage 2.0 and your Income Base immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

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Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners


88
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would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

IRA purchasers will receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln New York, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA, or the principal underwriter.


                                                                              89
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90
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Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (B Class)
               Lincoln New York Account N for Variable Annuities










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities Lincoln ChoicePlus AssuranceSM (B Class).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

                                                                              91
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92

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2008  .      17.289     8.943         4         13.566     7.035         6         17.524     9.093         1*
2009  .       8.943    13.484         2          7.035    10.634        10          9.093    13.752         1*
2010  .      13.484    15.744         2         10.634    12.447        13         13.752    16.097         1*
---------    ------    ------         -         ------    ------        --         ------    ------         -
AllianceBernstein VPS Growth and Income
2008  .      16.114     9.409        28         12.363     7.237        34         16.339     9.569         2
2009  .       9.409    11.150        30          7.237     8.597        46          9.569    11.373         1*
2010  .      11.150    12.384        37          8.597     9.572        49         11.373    12.670         1*
---------    ------    ------        --         ------    ------        --         ------    ------         -
AllianceBernstein VPS International Value
2008  .      12.319     5.666        50         12.362     5.700        63         12.379     5.711        27
2009  .       5.666     7.496        58          5.700     7.560        65          5.711     7.578        23
2010  .       7.496     7.698        58          7.560     7.783        64          7.578     7.806        24
---------    ------    ------        --         ------    ------        --         ------    ------        --
AllianceBernstein VPS Small/Mid Cap Value
2008  .      18.163    11.491        19         12.035     7.633        50         18.416    11.686         4
2009  .      11.491    16.140        27          7.633    10.748        56         11.686    16.464         8
2010  .      16.140    20.118        26         10.748    13.430        73         16.464    20.582         9
---------    ------    ------        --         ------    ------        --         ------    ------        --
American Century Investments VP Inflation Protection Fund
2008  .      11.226    10.877        59         10.728    10.420       222         11.348    11.028        10
2009  .      10.877    11.806        85         10.420    11.338       256         11.028    12.006         9
2010  .      11.806    12.217       103         11.338    11.762       327         12.006    12.461        14
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
American Funds Global Growth Fund
2008  .      16.977    10.299        55         15.402     9.367       125         17.162    10.442        13
2009  .      10.299    14.430        56          9.367    13.157       137         10.442    14.675         8
2010  .      14.430    15.877        70         13.157    14.513       145         14.675    16.195         7
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
American Funds Global Small Capitalization Fund
2008  .      30.324    13.877        21         17.660     8.102        91         30.746    14.113         5
2009  .      13.877    22.039        33          8.102    12.899       112         14.113    22.481         7
2010  .      22.039    26.564        25         12.899    15.587       131         22.481    27.178         6
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
American Funds Growth Fund
2008  .      18.739    10.338       196         13.567     7.503       631         19.001    10.513        64
2009  .      10.338    14.190       214          7.503    10.325       726         10.513    14.475        68
2010  .      14.190    16.582       228         10.325    12.096       791         14.475    16.966        60
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
American Funds Growth-Income Fund
2008  .      16.332     9.994       166         12.478     7.655       624         16.560    10.164        55
2009  .       9.994    12.915       183          7.655     9.917       671         10.164    13.174        51
2010  .      12.915    14.169       221          9.917    10.907       664         13.174    14.497        58
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
American Funds International Fund
2008  .      25.683    14.635        77         16.759     9.574       320         26.041    14.884        15
2009  .      14.635    20.617        76          9.574    13.521       353         14.884    21.031        14
2010  .      20.617    21.769        87         13.521    14.312       415         21.031    22.272        14
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
Blackrock Global Allocation VI
2009  .      10.745    11.576         2         10.788    11.594        53         11.491    11.598         1*
2010  .      11.576    12.511        61         11.594    12.562       269         11.598    12.572         5
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
Delaware VIP (Reg. TM) Diversified Income Series
2008  .      11.927    11.169        67         11.079    10.400       268         12.057    11.324         6
2009  .      11.169    13.928        88         10.400    13.002       336         11.324    14.165         7
2010  .      13.928    14.793       127         13.002    13.844       503         14.165    15.089        14
---------    ------    ------       ---         ------    ------       ---         ------    ------        --
Delaware VIP (Reg. TM) Emerging Markets Series
2008  .      20.503     9.754        43         20.636     9.841        83         20.662     9.859        13
2009  .       9.754    17.063        48          9.841    17.260       102          9.859    17.299        10
2010  .      17.063    19.860        55         17.260    20.139       145         17.299    20.195         9
---------    ------    ------       ---         ------    ------       ---         ------    ------        --

                      with EGMDB                          with GOP                         Acct Value DB
          ---------------------------------- ---------------------------------- ------------------------------------
           Accumulation unit                  Accumulation unit                   Accumulation unit
                 value                              value                               value
          --------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period   period      units      of period   period      units      of period    period       units
          ----------- -------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) High Yield Series
2008  .      14.111    10.500        29         11.497     8.576       120         14.308     10.679         10
2009  .      10.500    15.368        35          8.576    12.584       139         10.679     15.677          8
2010  .      15.368    17.389        52         12.584    14.274       176         15.677     17.791          9
---------    ------    ------        --         ------    ------       ---         ------     ------         --
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2008  .      10.466    10.238        14         10.534    10.330        15          N/A         N/A         N/A
2009  .      10.238    11.349        27         10.330    11.480        75         10.530     11.506         25
2010  .      11.349    11.655       113         11.480    11.819       188         11.506     11.851         29
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
Delaware VIP (Reg. TM) REIT Series
2008  .      18.231    11.616        22         11.537     7.370        37         18.485     11.814          5
2009  .      11.616    14.095        21          7.370     8.965        41         11.814     14.378          4
2010  .      14.095    17.572        23          8.965    11.204        63         14.378     17.978          4
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
Delaware VIP (Reg. TM) Small Cap Value Series
2008  .      17.664    12.162        32         11.349     7.834       107         17.910     12.369          1*
2009  .      12.162    15.755        34          7.834    10.173       108         12.369     16.071          1*
2010  .      15.755    20.464        36         10.173    13.247       186         16.071     20.937          1*
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)
2008  .      16.584     8.677        13         13.007     6.823        11         16.816      8.825          2
2009  .       8.677    13.189        15          6.823    10.396        13          8.825     13.454          1*
2010  .      15.689    17.751        21         12.391    14.027        25         16.042     18.161          6
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
Delaware VIP (Reg. TM) US Growth Series
2008  .      14.568     8.196         1*        11.652     6.572         7          N/A         N/A         N/A
2009  .       8.196    11.536         2          6.572     9.273         8          N/A         N/A         N/A
2010  .      11.536    12.897         3          9.273    10.393         7          N/A         N/A         N/A
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
Delaware VIP (Reg. TM) Value Series
2008  .      16.481    10.779        27         12.139     7.960        50         16.710     10.962         13
2009  .      10.779    12.487        19          7.960     9.244        51         10.962     12.737         14
2010  .      12.487    14.179        20          9.244    10.522        42         12.737     14.507          8
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
DWS VIP Alternative Asset Allocation Plus
2009  .      11.030    11.490         1*        10.749    11.506         3         11.150     11.511          1*
2010  .      11.490    12.687         3         11.506    12.737        16         11.511     12.749          2
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2008  .      20.229    11.415        96         14.332     8.108       284         20.512     11.609         16
2009  .      11.415    15.226        82          8.108    10.841       323         11.609     15.531         15
2010  .      15.226    17.529        90         10.841    12.513       453         15.531     17.934         16
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
Fidelity (Reg. TM) VIP Growth Portfolio
2008  .      16.962     8.800         3         13.992     7.277        23         17.198      8.949          3
2009  .       8.800    11.088         3          7.277     9.192        16          8.949     11.310          3
2010  .      11.088    13.522         3          9.192    11.238        24         11.310     13.835          3
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
Fidelity (Reg. TM) VIP Mid Cap
2008  .      14.543     8.648        81         14.637     8.725       156         14.656      8.741         18
2009  .       8.648    11.900        99          8.725    12.036       195          8.741     12.064         24
2010  .      11.900    15.064        87         12.036    15.276       270         12.064     15.318         17
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2008  .      24.745    13.654         8         16.125     8.920        29         25.092     13.886          1*
2009  .      13.654    16.969         8          8.920    11.113        31         13.886     17.310          1*
2010  .      16.969    18.851         9         11.113    12.377        32         17.310     19.288          2
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
FTVIPT Franklin Income Securities
2008  .      11.471     7.945        61         11.518     7.997       235         11.527      8.008         11
2009  .       7.945    10.608        94          7.997    10.704       247          8.008     10.723         10
2010  .      10.608    11.768       126         10.704    11.905       298         10.723     11.932          9
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2008  .      17.192     9.734        11         12.911     7.329        31         17.432      9.900          1*
2009  .       9.734    13.761        15          7.329    10.386        33          9.900     14.037          1*
2010  .      13.761    17.292        19         10.386    13.084        38         14.037     17.692          1*
---------    ------    ------       ---         ------    ------       ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Mutual Shares Securities
2008  .      11.488      7.114         29         11.533      7.159        172         11.544      7.170         22
2009  .       7.114      8.829         44          7.159      8.908        207          7.170      8.925         22
2010  .       8.829      9.666         56          8.908      9.777        320          8.925      9.801         23
---------    ------      -----         --         ------      -----        ---         ------      -----         --
FTVIPT Templeton Global Bond Securities
2008  .      11.988     12.537         62         12.066     12.649        119         12.081     12.672         11
2009  .      12.537     14.650         71         12.649     14.819        151         12.672     14.852         11
2010  .      14.650     16.509         79         14.819     16.741        148         14.852     16.787         12
---------    ------     ------         --         ------     ------        ---         ------     ------         --
Goldman Sachs VIT Large Cap Value
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .      11.482     12.054          1*        11.790     12.086          1*         N/A         N/A         N/A
2010  .      12.054     13.161          3         12.086     13.229          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Lord Abbett Fundamental Equity
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American Growth
2010  .       N/A         N/A         N/A         11.748     12.498         11          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American Growth-Income
2010  .       N/A         N/A         N/A         12.078     12.181         11          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American International
2010  .       N/A         N/A         N/A         12.039     12.274          8          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American Global Growth
2010  .      12.228     12.366          1*        12.149     12.382          6          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American Global Small Capitalization
2010  .       N/A         N/A         N/A         12.108     12.768          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Baron Growth Opportunities
2008  .      10.817      6.482         18         10.860      6.524         23         10.869      6.533          2
2009  .       6.482      8.829         20          6.524      8.908         25          6.533      8.925          2
2010  .       8.829     10.987         21          8.908     11.113         40          8.925     11.140          3
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Inflation Protected Bond
2010  .      10.031     10.102          1*        10.314     10.118         20          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Capital Growth
2008  .       5.871      6.143          1*        10.440      6.168          7         10.727      6.173          1*
2009  .       6.143      8.137          1*         6.168      8.190          9          6.173      8.202          1*
2010  .       8.137      9.507          3          8.190      9.594         17          8.202      9.612          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Cohen & Steers Global Real Estate
2008  .       8.223      4.682         18          8.236      4.701         73          8.238      4.704          8
2009  .       4.682      6.338         53          4.701      6.380         85          4.704      6.388         10
2010  .       6.338      7.343         45          6.380      7.409        100          6.388      7.423         10
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Columbia Value Opportunities
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       5.179      7.433          6          7.144      7.482          1*         N/A         N/A         N/A
2010  .       7.433      9.109         13          7.482      9.191          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Bond
2008  .      11.127     10.599        101         10.596     10.118        343         10.610     10.137         50
2009  .      10.599     12.364        111         10.118     11.834        405         10.137     11.861         54
2010  .      12.364     13.162        174         11.834     12.629        664         11.861     12.665         51
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A         10.060     10.059         12          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Delaware Foundation Aggressive Allocation(1)
2008  .      15.601     10.232          7         12.517      8.230         63          N/A         N/A         N/A
2009  .      10.232     13.264          9          8.230     10.695         63         10.150     10.720          1*
2010  .      13.264     14.654          8         10.695     11.846         63         10.720     11.879          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Growth and Income
2008  .      11.928      7.517         11         12.005      7.584         18          N/A         N/A         N/A
2009  .       7.517      9.195         12          7.584      9.301         24          N/A         N/A         N/A
2010  .       9.195     10.189         18          9.301     10.332         23          N/A         N/A         N/A
---------    ------     ------         --         ------     ------         --          --          --          ---
LVIP Delaware Social Awareness
2008  .      16.666     10.726          2         12.095      7.803          7         12.110      7.817          1*
2009  .      10.726     13.681          2          7.803      9.978          4          7.817      9.997          1*
2010  .      13.681     14.976          2          9.978     10.950          2          9.997     10.976          1*
---------    ------     ------         --         ------     ------         --         ------     ------        ---
LVIP Delaware Special Opportunities
2008  .       8.647      5.686          1*         9.159      5.708          1*         9.162      5.713          6
2009  .       5.686      7.277         13          5.708      7.323          4          5.713      7.334         16
2010  .       7.277      9.328          7          7.323      9.410         17          7.334      9.429          8
---------    ------     ------         --         ------     ------         --         ------     ------        ---
LVIP Global Income
2009  .      10.324     10.679          7         10.451     10.695         10          N/A         N/A         N/A
2010  .      10.679     11.505         37         10.695     11.551        108         10.698     11.560          2
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
LVIP Janus Capital Appreciation
2008  .      16.440      9.556          2         13.421      7.820          3         13.438      7.834          2
2009  .       9.556     13.000          2          7.820     10.666          3          7.834     10.691          2
2010  .      13.000     14.218          1*        10.666     11.694          5         10.691     11.727          2
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
LVIP JPMorgan High Yield
2010  .       N/A         N/A         N/A         10.753     10.825          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP MFS International Growth
2008  .      11.153      5.593          8         11.170      5.615         12          N/A         N/A         N/A
2009  .       5.593      7.462         15          5.615      7.511         15          N/A         N/A         N/A
2010  .       7.462      8.290         31          7.511      8.365         34          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP MFS Value
2008  .       9.713      6.459          4          9.727      6.485         37          8.980      6.490         10
2009  .       6.459      7.674         15          6.485      7.724         49          6.490      7.734         10
2010  .       7.674      8.411         25          7.724      8.487         98          7.734      8.503         10
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Mid-Cap Value
2008  .       8.641      5.032         22          8.654      5.052         17          8.657      5.057          1*
2009  .       5.032      7.040         25          5.052      7.086         26          5.057      7.095          1*
2010  .       7.040      8.567         36          7.086      8.645         54          7.095      8.660          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Mondrian International Value
2008  .      24.116     15.004         19         15.625      9.745         50         15.645      9.763          4
2009  .      15.004     17.864         14          9.745     11.632         56          9.763     11.659          5
2010  .      17.864     17.979         14         11.632     11.736         55         11.659     11.769          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Money Market Fund
2008  .      10.523     10.577         98         10.752     10.835        265         10.766     10.855         16
2009  .      10.577     10.423        131         10.835     10.704        242         10.855     10.728         27
2010  .      10.423     10.267        110         10.704     10.570        262         10.728     10.600         14
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Bond Index
2008  .      10.155     10.462         13         10.178     10.476         92         10.124     10.478          6
2009  .      10.462     10.740         56         10.476     10.781        342         10.478     10.789          8
2010  .      10.740     11.178        121         10.781     11.249        653         10.789     11.263         33
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A         10.296     10.407          5          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Developed International 150
2008  .       9.435      6.262         12          9.038      6.270         19          8.792      6.272          1*
2009  .       6.262      8.898         23          6.270      8.932         58          6.272      8.939          1*
2010  .       8.898      9.375         41          8.932      9.434        101          8.939      9.446          5
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Emerging Markets 100
2008  .       9.587      6.053         12          9.998      6.061         23          9.021      6.063          1*
2009  .       6.053     11.293         37          6.061     11.336         51          6.063     11.345          9
2010  .      11.293     14.172         39         11.336     14.261         78         11.345     14.279         10
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Global Tactical Allocation(3)
2008  .      13.590      7.946         14         13.677      8.017         39          N/A         N/A         N/A
2009  .       7.946     10.207         14          8.017     10.324         55          N/A         N/A         N/A
2010  .      10.207     10.902         17         10.324     11.055         41          N/A         N/A         N/A
---------    ------     ------         --         ------     ------         --          --          --          ---
LVIP SSgA International Index
2008  .       9.334      6.398         12          8.966      6.407         21          8.720      6.408          1*
2009  .       6.398      8.034         43          6.407      8.065         72          6.408      8.071          1*
2010  .       8.034      8.447         65          8.065      8.500        166          8.071      8.511          6
---------    ------     ------         --         ------     ------        ---          -----      -----        ---
LVIP SSgA Large Cap 100
2008  .      10.008      6.975         16          9.994      6.984         31         10.077      6.986          2
2009  .       6.975      9.268         35          6.984      9.303        120          6.986      9.310          3
2010  .       9.268     10.850         68          9.303     10.919        205          9.310     10.932         16
---------    ------     ------         --         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         10.582     10.668         39
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A         10.444     10.568         10          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      10.759     10.793         12         10.696     10.804          6          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A         10.747     10.864         14          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA S&P 500 Index
2008  .      11.348      7.000         79         11.423      7.064        166         10.511      7.077         16
2009  .       7.000      8.670         92          7.064      8.771        253          7.077      8.791         18
2010  .       8.670      9.770        131          8.771      9.908        369          8.791      9.936         25
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Small Cap Index
2008  .       9.150      5.934         38          9.164      5.958         65          8.452      5.963          5
2009  .       5.934      7.344         47          5.958      7.392         95          5.963      7.402          7
2010  .       7.344      9.102         60          7.392      9.185        119          7.402      9.202          9
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Small/Mid Cap 200
2008  .      10.616      7.225          6         10.755      7.235         12         10.747      7.237          1*
2009  .       7.225     10.763         13          7.235     10.804         31          7.237     10.813          1*
2010  .      10.763     13.505         19         10.804     13.590         45         10.813     13.608          2
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Growth Stock
2008  .       N/A         N/A         N/A          9.942      5.693          7          N/A         N/A         N/A
2009  .       7.840      7.968          1*         5.693      8.020          4          N/A         N/A         N/A
2010  .       7.968      9.135          9          8.020      9.218         18          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2008  .      17.771      9.988          9         13.236      7.458         11          N/A         N/A         N/A
2009  .       9.988     14.355         11          7.458     10.745         13          N/A         N/A         N/A
2010  .      14.355     18.100         13         10.745     13.583         22          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Templeton Growth
2008  .       9.798      5.991          9          9.813      6.015         51          8.745      6.020          8
2009  .       5.991      7.539         15          6.015      7.588         61          6.020      7.599          7
2010  .       7.539      7.891         21          7.588      7.963         62          7.599      7.977          8
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Turner Mid-Cap Growth
2008  .      10.287      5.451          1*        10.969      5.475          7         10.972      5.479          1*
2009  .       5.451      7.947          2          5.475      8.001          6          5.479      8.011          1*
2010  .       7.947      9.932          6          8.001     10.025         10          8.011     10.043          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Wells Fargo Intrinsic Value Fund
2008  .      11.736      7.109          6         11.812      7.173         15          N/A         N/A         N/A
2009  .       7.109      8.609          7          7.173      8.708          8          N/A         N/A         N/A
2010  .       8.609      9.972          7          8.708     10.112         12          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Wilshire 2010 Profile
2008  .       N/A         N/A         N/A          9.838      7.834         31          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          7.834      9.596         32          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          9.596     10.532         22          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wilshire 2020 Profile
2008  .       N/A         N/A         N/A         10.102      7.417          1*         N/A         N/A         N/A
2009  .       N/A         N/A         N/A          7.417      9.177          6          8.530      9.188          2
2010  .       N/A         N/A         N/A          9.177     10.123          6          9.188     10.141          2
---------     --          --          ---         ------     ------          -          -----     ------        ---
LVIP Wilshire 2030 Profile
2008  .       9.731      7.066          6         10.409      7.094         30          N/A         N/A         N/A
2009  .       7.066      8.881          6          7.094      8.938         22          N/A         N/A         N/A
2010  .       8.881      9.816          6          8.938      9.904         20          N/A         N/A         N/A
---------     -----      -----        ---         ------     ------         --          -----     ------        ---
LVIP Wilshire 2040 Profile
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     -----      -----        ---         ------     ------        ---          -----     ------        ---
LVIP Wilshire Conservative Profile
2008  .      11.660      9.340         32         11.735      9.423         54         11.750      9.440          9
2009  .       9.340     11.453         39          9.423     11.585         84          9.440     11.611          8
2010  .      11.453     12.431         20         11.585     12.605        144         11.611     12.640          9
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Wilshire Moderate Profile
2008  .      12.372      8.916        152         12.452      8.996        611         12.468      9.012         23
2009  .       8.916     11.213        134          8.996     11.342        614          9.012     11.368         26
2010  .      11.213     12.330        153         11.342     12.503        622         11.368     12.538         27
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Wilshire Moderately Aggressive Profile
2008  .      12.880      8.423         85         12.963      8.498        362          N/A         N/A         N/A
2009  .       8.423     10.674         53          8.498     10.797        344         10.425     10.821         13
2010  .      10.674     11.816         66         10.797     11.982        349         10.821     12.015         13
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
MFS VIT Growth Series
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .      12.396     14.801          1*         8.292      8.583          1*         N/A         N/A         N/A
2010  .      14.801     16.763          3          8.583      9.744          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
MFS VIT Total Return Series
2008  .      13.785     10.543         25         11.467      8.792        132         13.977     10.722          2
2009  .      10.543     12.221         27          8.792     10.217        162         10.722     12.466          2
2010  .      12.221     13.192         31         10.217     11.056        151         12.466     13.497          4
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
MFS VIT Utilities Series
2008  .      28.365     17.369         27         18.031     11.069         79         28.760     17.664          6
2009  .      17.369     22.723         31         11.069     14.517        104         17.664     23.178          6
2010  .      22.723     25.396         31         14.517     16.266        119         23.178     25.983          6
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Morgan Stanley UIF Capital Growth
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
Oppenheimer Global Securities
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A         15.276     17.447          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
PIMCO VIT Commodity Real Return
2009  .       N/A         N/A         N/A         10.736     12.526          4          N/A         N/A         N/A
2010  .      12.507     15.301          1*        12.526     15.362         14          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---


* All numbers less than 500 were rounded up to one.

(1) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(2) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(3) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states or with your contract. Prior versions of these riders may have different features. Please consult your registered representative for the availability of any particular rider.

                                                                                                            1) i4LIFE(R) ADVANTAGE
                                                                                                            GUARANTEED INCOME
                                                                                                            BENEFIT (VERSION 4)
                                                                                                            (PRIOR VERSIONS MAY
                                                                                                            VARY)
                                                                                                            2) 4LATER(R) ADVANTAGE
                                                                                                            GUARANTEED INCOME
                                                                                                            BENEFIT
                                                                                                            3) GUARANTEED INCOME
                                                                                                            BENEFIT FOR PURCHASERS
                     LINCOLN                                                                                OF LINCOLN LIFETIME
                     SMARTSECURITY(R)                                                                       INCOME(SM) ADVANTAGE
                     ADVANTAGE 1-YR.                                                                        4) GUARANTEED INCOME
                     AUTOMATIC STEP-UP     LINCOLN LIFETIME                                                 BENEFIT FOR PURCHASERS
                     (PRIOR VERSIONS       INCOME(SM)                                                       OF LINCOLN LIFETIME
                     MAY VARY)             ADVANTAGE 2.0         i4LIFE(R) ADVANTAGE   4LATER(R) ADVANTAGE  INCOME(SM) ADVANTAGE 2.0
------------------------------------------------------------------------------------------------------------------------------------
1.  Overview         Designed to guarantee Designed to guarantee Designed to provide   Designed to          Designed to use the
                     that if you make your that if you make your an income program     guarantee today a    Income Base established
                     first withdrawal on   first withdrawal on   that combines         future minimum       under 4LATER(R)
                     or after the date you or after the date you variable lifetime     payout floor for     Advantage (if 4LATER(R)
                     reach age 65, you are reach age 55 you are  income payments and a i4LIFE(R) Advantage  Advantage Guaranteed
                     guaranteed income for guaranteed income for death benefit with    regular income       Income Benefit is
                     your life (and your   your life (and your   the ability to make   payments, regardless elected) or the Account
                     spouse's, under Joint spouse's, under Joint withdrawals during a  of investment        Value* established under
                     Life version), even   Life version). Also   defined period.       performance, by      i4LIFE(R) Advantage (if
                     after the entire      includes age-based                          providing an Income  i4LIFE(R) Advantage
                     amount of purchase    increases to the                            Base during the      Guaranteed Income
                     payments has been     withdrawal amount.                          accumulation period  Benefit is elected) or
                     returned to you                                                   that can be used to  the greater of the
                     through periodic                                                  establish in the     Income Base or Account
                     withdrawals. If                                                   future a Guaranteed  Value under LINCOLN
                     lifetime withdrawals                                              Income Benefit with  LIFETIME INCOME(SM)
                     are not in effect,                                                i4LIFE(R) Advantage. Advantage 2.0 (for prior
                     you may make periodic                                                                  purchasers of LINCOLN
                     withdrawals of the                                                                     LIFETIME INCOME(SM)
                     Guaranteed Amount.                                                                     Advantage 2.0) to
                                                                                                            provide a minimum payout
                                                                                                            floor for i4LIFE(R)
                                                                                                            Advantage regular income
                                                                                                            payments, regardless of
                                                                                                            investment performance.

                                                                                                            * Can instead use the
                                                                                                            remaining Guaranteed
                                                                                                            Amount under LINCOLN
                                                                                                            SMARTSECURITY(R)
                                                                                                            Advantage or LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage.

2.  Current Fee      0.65% (Single Life)   Single life option    Varies based on       0.65% of Income Base 1) 0.65% added to the
                     or 0.80% (Joint Life) 1.05% of Income Base  product and death                          i4LIFE(R) Advantage
                     of Guaranteed Amount  Joint life option     benefit option                             charge (0.85% if Joint
                                           1.25% of Income Base  (assessed as a % of                        Life Option is chosen)
                                                                 account value, and                         i4LIFE(R) Advantage
                                                                 only during annuity                        Guaranteed Income
                                                                 payout phase)                              Benefit Version 4 (0.65%
                                                                                                            for 4LATER(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit,)

                                                                                                            2) 0.50% added to the
                                                                                                            i4LIFE(R) Advantage
                                                                                                            charge (i4LIFE(R)
                                                                                                            Advantage Guaranteed
                                                                                                            Income Benefit Version
                                                                                                            3) (assessed as a % of
                                                                                                            account value, and only
                                                                                                            during annuity payout
                                                                                                            phase)

                                                                                                            3) Guaranteed Income
                                                                                                            Benefit for Purchasers
                                                                                                            of LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage
                                                                                                            2.0, 1.05%

                                                                                                            (single life
                                                                                                            option) or 1.25 (joint
                                                                                                            life option) which is
                                                                                                            the total charge for
                                                                                                            i4LIFE(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit initially
                                                                                                            (assessed as a % of the
                                                                                                            LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0
                                                                                                            Income Base or Account
                                                                                                            Value, if greater).

3.  Guaranteed       1.50% of Guaranteed   2.00% of Income Base  Same as current fee   1.50% of Income Base 1) 2.00% added to the
    Maximum Fee      Amount                                                                                 i4LIFE(R) Advantage
                                                                                                            charge (assessed as a %
                                                                                                            of account value, and
                                                                                                            only during annuity
                                                                                                            payout phase)

                                                                                                            2) 2.00% total charge
                                                                                                            for i4LIFE(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit for Purchasers
                                                                                                            of LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage
                                                                                                            2.0. (assessed as a % of
                                                                                                            the LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0
                                                                                                            Income Base).

4.  Withdrawals      Yes - 5% annually     Yes - Age-based       Yes, during Access    Yes, only after you  No
    Permitted                              (4-5%) annually       Period                elect i4LIFE(R)
                                                                                       Advantage

5.  Payments for     Yes (if conditions    Yes (if conditions    Yes (if conditions    If elect i4LIFE(R)   Yes (if conditions
    Life             are met)              are met)              are met)              Advantage            are met)

6.  Potential        Purchase Payments     Purchase Payments     N/A                   Purchase Payments    Automatic Annual
    Increases to     Automatic Annual      5% Enhancements                             15% Enhancements     Step-Ups Prior versions
    Guaranteed       Step-Ups              Automatic Annual                            (every 3 years)      will have different
    Amount, Income   (if conditions are    Step-Ups                                    Resets to contract   Step-Up provisions
    Base, or         met)                  (if conditions are                          value                (if conditions are met)
    Guaranteed                             met)                                        (if conditions are
    Income Benefit                                                                     met)
    (as applicable)

7.  Investment       Option 3 (different   Option 3 (different   None                  Option 3 (different  Option 3 (different
    Requirements     Investment            Investment                                  Investment           Investment Requirements
                     Requirements may      Requirements may                            Requirements may     may apply depending upon
                     apply depending upon  apply depending upon                        apply depending upon date of purchase. See
                     date of purchase. See date of purchase. See                       date of purchase.    Investment Requirements
                     Investment            Investment                                  See Investment       section of prospectus
                     Requirements section  Requirements section                        Requirements section for more details)
                     of prospectus for     of prospectus for                           of prospectus for
                     more details)         more details)                               more details)

8.  Ability to Make  Yes, after the first  Yes--may impact the   No (non-qualified     Yes                  No
    Additional       rider anniversary, if charge (Cumulative    contracts) Yes,
    Purchase         cumulative payments   purchase payments in  during Access Period,
    Payments if      are over $100,000 and excess of $100,000    unless 4LATER(R)
    Contract Value   prior Home Office     require Home Office   Advantage Guaranteed
    is greater than  approval is provided  approval.)            Income Benefit or
    zero                                                         i4LIFE(R) Advantage
                                                                 Guaranteed Income
                                                                 Benefit has been
                                                                 elected (qualified
                                                                 contracts) No, for
                                                                 purchasers of LINCOLN
                                                                 LIFETIME INCOME(SM)
                                                                 Advantage 2.0 if
                                                                 i4LIFE(R) Advantage
                                                                 Guaranteed Income
                                                                 Benefit (Version 4)
                                                                 has been elected


9.  Spousal          Yes                   No                    No                    Yes (prior to        No
    Continuation                                                                       Periodic Income
                                                                                       Commencement Date)

10. Ability to       Yes, after 5 years    Yes, after 5 Years    No (non-qualified     Yes, after 3 years   Yes, after 3 years
    Cancel Rider     following the later                         contracts)            following the later  following the later of
                     of rider effective                                                of rider effective   rider effective date or
                     date or contractowner                       Yes, at any time      date or most recent  most recent Reset (if
                     -elected step-up                            (qualified contracts) Reset                4LATER(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit is elected or
                                                                                                            purchasers of LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage or LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage 2.0 elect the
                                                                                                            Guaranteed Income
                                                                                                            Benefit) Yes, at any
                                                                                                            time (if i4LIFE(R)
                                                                                                            Advantage Guaranteed
                                                                                                            Income Benefit is
                                                                                                            elected) Yes, after 5
                                                                                                            years following the
                                                                                                            rider effective date for
                                                                                                            LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0

11. Nursing Home     No                    Yes                   No                    No                   No
    Benefit                                (subject to state
                                           availability)

12. May Elect Other  No                    No                    Limited to Guaranteed No (prior to         Limited to i4LIFE(R)
    Living Benefit                                               Income Benefit        Periodic Income      Advantage
    Riders                                                                             Commencement Date)

Lincoln ChoicePlus AssuranceSM (B Class)
Lincoln New York Account N for Variable Annuities    (Registrant)


Lincoln Life & Annuity Company of New York   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (B Class) prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2011. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (B Class) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2011.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2010; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter
Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as the Principal Underwriter, paid $9,599,993, $5,410,039 and $11,044,907 to LFN and Selling Firms in 2008, 2009, and 2010 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $9,974.48

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $8,977.03 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2010 financial statements of the VAA and the December 31, 2010 financial statements of Lincoln New York appear on the following pages.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2010 and 2009, and the related statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                     /s/ Ernst & Young LLP

                                     Philadelphia, Pennsylvania
                                     April 1, 2011

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                  AS OF DECEMBER 31,
                                                                                ---------------------
                                                                                  2010       2009
                                                                                ------- -------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $6,429; 2009 -- $6,229) $ 6,659    $ 6,180
     Equity securities (cost: 2010 and 2009 -- $2)                                    3          2
  Mortgage loans on real estate                                                     225        228
  Policy loans                                                                      431        442
  Other investments                                                                   1          2
                                                                                ------- -------------
        Total investments                                                         7,319      6,854
Cash and invested cash                                                               48         65
Deferred acquisition costs and value of business acquired                           731        856
Premiums and fees receivable                                                          5          5
Accrued investment income                                                            93         92
Reinsurance recoverables                                                            503        502
Goodwill                                                                            162        162
Other assets                                                                        115        105
Separate account assets                                                           2,660      2,263
                                                                                ------- -------------
        Total assets                                                            $11,636    $10,904
                                                                                ======= =============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                        $ 1,523    $ 1,537
Other contract holder funds                                                       5,268      5,084
Other liabilities                                                                   306        264
Separate account liabilities                                                      2,660      2,263
                                                                                ------- -------------
        Total liabilities                                                         9,757      9,148
                                                                                ------- -------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 11)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                   940        940
Retained earnings                                                                   879        846
Accumulated other comprehensive income (loss)                                        60        (30)
                                                                                ------- -------------
        Total stockholder's equity                                                1,879      1,756
                                                                                ------- -------------
            Total liabilities and stockholder's equity                          $11,636    $10,904
                                                                                ======= =============


                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                           FOR THE YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                          -----------------------
                                                                                          2010    2009    2008
                                                                                          ------- ------- -------
REVENUES
Insurance premiums                                                                        $127    $104    $ 98
Insurance fees                                                                             259     255     248
Net investment income                                                                      418     408     395
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                               (20)    (90)   (106)
  Portion of loss recognized in other comprehensive income                                   5      31      --
                                                                                          ------- ------- -------
     Net other-than-temporary impairment losses on securities recognized in earnings       (15)    (59)   (106)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (2)     (6)      8
                                                                                          ------- ------- -------
        Total realized gain (loss)                                                         (17)    (65)    (98)
Other revenues and fees                                                                     --      (1)     --
                                                                                          ------- ------- -------
     Total revenues                                                                        787     701     643
                                                                                          ------- ------- -------
BENEFITS AND EXPENSES
Interest credited                                                                          207     209     209
Benefits                                                                                   254     225     228
Underwriting, acquisition, insurance and other expenses                                    158     159     156
                                                                                          ------- ------- -------
  Total benefits and expenses                                                              619     593     593
                                                                                          ------- ------- -------
     Income (loss) before taxes                                                            168     108      50
     Federal income tax expense (benefit)                                                   55      35      14
                                                                                          ------- ------- -------
        Net income (loss)                                                                 $113    $73    $ 36
                                                                                          ======= ======= =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                            -----------------------------
                                                              2010      2009      2008
                                                            --------- --------- ---------
COMMON STOCK
Balance as of beginning-of-year                             $  940    $  940    $  940
                                                            --------- --------- ---------
     Balance as of end-of-year                                 940       940       940
                                                            --------- --------- ---------
RETAINED EARNINGS
Balance as of beginning-of-year                                846       757       724
Cumulative effect from adoption of new accounting standards     --        16        --
Comprehensive income (loss)                                    203       269      (167)
Less other comprehensive income (loss), net of tax             (90)     (196)      203
                                                            --------- --------- ---------
     Net income (loss)                                         113        73        36
Dividends declared                                             (80)       --        (3)
                                                            --------- --------- ---------
     Balance as of end-of-year                                 879       846       757
                                                            --------- --------- ---------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (30)     (210)       (7)
Cumulative effect from adoption of new accounting standards     --       (16)       --
Other comprehensive income (loss), net of tax                   90       196      (203)
                                                            --------- --------- ---------
     Balance as of end-of-year                                  60       (30)     (210)
                                                            --------- --------- ---------
         Total stockholder's equity as of end-of-year       $1,879    $1,756    $1,487
                                                            ========= ========= =========

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                         FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                                     ------------------ -------
                                                                                      2010      2009    2008
                                                                                     -------- --------- -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                    $ 113    $   73    $ 36
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                  28        27       7
  Change in premiums and fees receivable                                                --        (2)      1
  Change in accrued investment income                                                   (1)       (6)     (3)
  Change in future contract benefits and other contract holder funds                   (84)     (140)     50
  Change in reinsurance related assets and liabilities                                  25        92    (116)
  Change in federal income tax accruals                                                 40        44     (26)
  Realized (gain) loss                                                                  17        65      98
  Other                                                                                (18)       (5)    (15)
                                                                                     -------- --------- -------
     Net cash provided by (used in) operating activities                               120       148      32
                                                                                     -------- --------- -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                            (920)   (1,150)   (833)
Sales of available-for-sale securities                                                 210       271     162
Maturities of available-for-sale securities                                            451       384     548
Purchases of other investments                                                        (119)      (18)    (76)
Sales or maturities of other investments                                               135        70      37
                                                                                     -------- --------- -------
     Net cash provided by (used in) investing activities                              (243)     (443)   (162)
                                                                                     -------- --------- -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable              583       663     538
Withdrawals of fixed account values, including the fixed portion of variable          (346)     (308)   (406)
Transfers to and from separate accounts, net                                           (51)      (50)    (72)
Common stock issued for benefit plans and excess tax benefits                           --        --      (4)
Dividends paid to stockholders                                                         (80)       --      --
                                                                                     -------- --------- -------
     Net cash provided by (used in) financing activities                               106       305      56
                                                                                     -------- --------- -------
Net increase (decrease) in cash and invested cash, including discontinued operations   (17)       10     (74)
Cash and invested cash, including discontinued operations, as of beginning-of-year      65        55     129
                                                                                     -------- --------- -------
     Cash and invested cash, including discontinued operations, as of end-of-year     $ 48    $   65    $ 55
                                                                                     ======== ========= =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and work-site and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 20 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 3 and 12 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U. S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collat- eralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

- Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to fle bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g. , whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g. , if there has been a replacement of the corporate debt security).

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS
We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Income (Loss).

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). DSI amortization is reported in interest credited on our Statements of Income
(Loss). The amortization of DFEL is reported within insurance fees on our Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain
(loss) on our Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions -- Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income (Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2010, and approximately 65% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 15 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). See Note 17 for additional information.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 5 for additional information.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in
Note 19 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments -- Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                  UNREALIZED    UNREALIZED
                                     OTTI          LOSS
                                    ON AFS        ON AFS
                                  SECURITIES    SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $11          $ 29     $ 40
Change in DAC, VOBA,
  DSI, and DFEL                         (4)          (11)     (15)
Income tax                              (2)           (7)      (9)
                                ------------- ------------- --------
     Net cumulative effect
       adjustment                      $ 5          $ 11     $ 16
                                ============= ============= ========

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $25
CMOs                                   15
                                      ---
  Total fixed maturity AFS securities $40
                                      ===

In addition, we include on the face of our Statements of Income (Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 12, and the enhanced disclosures related to OTTI are included in Note 3.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

2. NEW ACCOUNTING STANDARDS (CONTINUED)

the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 3. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Financial Statements beginning with the reporting period ending March 31, 2011.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our financial condition and result of operations.

3. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           ----------------------------------------
                                                        GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                             COST    GAINS   LOSSES   OTTI   VALUE
                                           --------- ----- --------- ------- ------
FIXED MATURITY SECURITIES
Corporate bonds                               $4,898 $348   $ 93         $13 $5,140
U.S. Government bonds                             29    4     --          --     33
Foreign government bonds                          28    2     --          --     30
MBS:
  CMOs                                           639   38     23          12    642
  MPTS                                           250    7     --          --    257
  CMBS                                           200    8     25          --    183
ABS CDOs                                           3   --     --          --      3
State and municipal bonds                        257    1      8          --    250
Hybrid and redeemable preferred securities       125    6     10          --    121
                                           --------- ----- --------- ------- ------
     Total fixed maturity securities           6,429  414    159          25  6,659
                                           --------- ----- --------- ------- ------
EQUITY SECURITIES
Other securities                                   2    1     --          --      3
                                           --------- ----- --------- ------- ------
     Total equity securities                       2    1     --          --      3
                                           --------- ----- --------- ------- ------
         Total AFS securities                 $6,431 $415   $159         $25 $6,662
                                           ========= ===== ========= ======= ======

                                                     AS OF DECEMBER 31, 2009
                                           ----------------------------------------
                                                        GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                             COST    GAINS   LOSSES   OTTI   VALUE
                                           --------- ----- --------- ------- ------
FIXED MATURITY SECURITIES
Corporate bonds                               $4,723  $219   $183        $15 $4,744
U.S. Government bonds                             29     3     --         --     32
Foreign government bonds                          23     1     --         --     24
MBS:
  CMOs                                           674    31     40         16    649
  MPTS                                           245     4      2         --    247
  CMBS                                           255     6     43         --    218
ABS CDOs                                           4    --      1         --      3
State and municipal bonds                        176     1      7         --    170
Hybrid and redeemable preferred securities       100     8     15         --     93
                                           --------- ----- ------ ---------- ------
     Total fixed maturity securities           6,229   273    291         31  6,180
                                           --------- ----- ------ ---------- ------
EQUITY SECURITIES
Other securities                                   2    --     --         --      2
                                           --------- ----- ------ ---------- ------
     Total equity securities                       2    --     --         --      2
                                           --------- ----- ------ ---------- ------
         Total AFS securities                 $6,231  $273   $291        $31 $6,182
                                           ========= ===== ====== ========== ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                     $  254        $  260
Due after one year through five years          999         1,059
Due after five years through ten years       2,001         2,169
Due after ten years                          2,083         2,086
                                         --------- -------------
  Subtotal                                   5,337         5,574
                                         --------- -------------
MBS                                          1,089         1,082
CDOs                                             3             3
                                         --------- -------------
     Total fixed maturity AFS securities    $6,429        $6,659
                                         ========= =============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                 AS OF DECEMBER 31, 2010
                                                              ------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              ------------------ ----------------------- -----------------
                                                                       GROSS                GROSS                 GROSS
                                                                     UNREALIZED           UNREALIZED            UNREALIZED
                                                               FAIR  LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                              VALUE     OTTI     VALUE       OTTI        VALUE     OTTI
                                                              ----- ------------ ----- ----------------- ------ ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                $505          $26  $371              $ 80 $  876       $106
MBS:
  CMOs                                                           42           14    94                21    136         35
  CMBS                                                            4           --    39                25     43         25
State and municipal bonds                                       179            7     8                 1    187          8
Hybrid and redeemable preferred securities                       21            2    43                 8     64         10
                                                              ----- ------------ ----- ----------------- ------ ----------
     Total fixed maturity AFS securities                       $751          $49  $555              $135 $1,306       $184
                                                              ===== ============ ===== ================= ====== ==========
Total number of AFS securities in an unrealized loss position                                                          401
                                                                                                                ==========

                                                                                   AS OF DECEMBER 31, 2009
                                                              ------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              ------------------ ----------------------- -----------------
                                                                       GROSS                GROSS                 GROSS
                                                                     UNREALIZED           UNREALIZED            UNREALIZED
                                                               FAIR  LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                              VALUE     OTTI     VALUE       OTTI        VALUE     OTTI
                                                              ----- ------------ ----- ----------------- ------ ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                $479        $42  $  850             $156  $1,329       $198
MBS:
  CMOs                                                           34         16     117               40     151         56
  MPTS                                                          122          1       4                1     126          2
  CMBS                                                           24          2      61               41      85         43
ABS CDOs                                                         --         --       3                1       3          1
State and municipal bonds                                       116          5      17                2     133          7
Hybrid and redeemable preferred securities                        3         --      70               15      73         15
                                                              ----- ----------  ------ ----------------- ------ ----------
     Total fixed maturity AFS securities                       $778        $66  $1,122             $256  $1,900       $322
                                                              ===== ==========  ====== ================= ====== ==========
Total number of AFS securities in an unrealized loss position                                                          580
                                                                                                                ==========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2010
                                                    ---------------------------------------
                                                          GROSS UNREALIZED
                                                     FAIR ----------------    NUMBER OF
                                                    VALUE LOSSES   OTTI     SECURITIES(1)
                                                    ----- ------ --------- ----------------
Less than six months                                 $ 25   $ 12       $--              17
Six months or greater, but less than nine months        9      3        --               2
Nine months or greater, but less than twelve months     6      2        --               3
Twelve months or greater                              126     84        22              76
                                                    ----- ------ --------- ----------------
  Total                                              $166   $101       $22              98
                                                    ===== ====== ========= ================

                                                              AS OF DECEMBER 31, 2009
                                                    --------------------------------------
                                                          GROSS UNREALIZED
                                                     FAIR ----------------    NUMBER OF
                                                    VALUE LOSSES   OTTI     SECURITIES(1)
                                                    ----- ------ --------- ----------------
Less than six months                                 $ 47   $ 14       $ 1              23
Six months or greater, but less than nine months       39     26        --              13
Nine months or greater, but less than twelve months    55     23        17              35
Twelve months or greater                              191    135        12             104
                                                    ----- ------ --------- ---------------
  Total                                              $332   $198       $30             175
                                                    ===== ====== ========= ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $138 million in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                            FOR THE
                                          YEARS ENDED
                                         DECEMBER 31,
                                         ---------------
                                           2010    2009
                                         ------- -------
Balance as of beginning-of-year           $46     $--
  Cumulative effect from adoption
     of new accounting standard            --       5
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not previously
        recognized                          1      46
     Credit losses on securities for
        which an OTTI was previously
        recognized                          9      --
  Decreases attributable to:
     Securities sold                       (9)     (5)
                                         ------- -------
          Balance as of end-of-year       $47     $46
                                         ======= =======

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York and Texas, which accounted for 38% of mortgage loans as of December 31, 2010, and New York, Illinois and Texas, which accounted for 36% of mortgage loans as of December 31, 2009.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                    AS OF DECEMBER 31,
                                    ---------------------
                                     2010         2009
                                    ------- -------------
Current                              $226          $230
Valuation allowance associated with
  impaired mortgage loans on real
  estate                               --            (1)
Unamortized premium (discount)         (1)           (1)
                                    ------- -------------
     Total carrying value            $225          $228
                                    ======= =============

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                        AS OF DECEMBER 31,
                                      ---------------------
                                      2010       2009
                                      ---- ----------------
Number of impaired mortgage
  loans on real estate                  --             1
                                      ==== ================
Principal balance of impaired
  mortgage loans on real estate        $--            $3
Valuation allowance associated
  with impaired mortgage loans
  on real estate                        --            (1)
                                      ---- ----------------
     Carrying value of impaired
        mortgage loans on real estate  $--           $2
                                      ==== ================

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    ----------------------
                                    2010     2009     2008
                                    ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                        $--          $1  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                         --           --   --
Amount of interest income collected
  on impaired mortgage loans on
  real estate                         --           --   --
                                    ==== ============ ====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                  DEBT-
                                                SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                     $187  82.8%       1.58
65% to 74%                          34  15.0%       1.50
75% to 100%                          5   2.2%       0.41
                             --------- --------
  Total mortgage loans on
     real estate                  $226 100.0%
                             ========= ========

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income (Loss) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                              -------------------------------
                                2010         2009       2008
                              ------- --------------- -------
Fixed maturity AFS securities $384            $372    $355
Mortgage loans on real estate   15              15      17
Policy loans                    25              25      24
Invested cash                   --              --       3
Consent fees                     1              --      --
                              ------- --------------- -------
  Investment income            425             412     399
Investment expense              (7)             (4)     (4)
                              ------- --------------- -------
     Net investment income    $418            $408    $395
                              ======= =============== =======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                --------------------------------
                                  2010        2009        2008
                                ------- --------------- --------
Fixed maturity AFS securities:
  Gross gains                   $  7           $  13    $   4
  Gross losses                   (29)           (103)    (151)
Gain (loss) on other
  investments                      1              (1)      --
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other contract
  holder funds                     6              25       51
                                ------- --------------- --------
     Total realized gain (loss)
        related to certain
        investments             $(15)          $ (66)   $ (96)
                                ======= =============== ========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                  -----------------------------------
                                    2010        2009          2008
                                  ------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (8)           $(37)      $ (65)
  MBS:
     CMOs                          (12)            (49)        (68)
     CMBS                           (5)             --          --
                                  ------- --------------- -----------
        Total fixed maturity
           securities              (25)            (86)       (133)
                                  ------- --------------- -----------
Equity securities:
  Other securities                  --              (1)         --
                                  ------- --------------- -----------
     Total equity securities        --              (1)         --
                                  ------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (25)            (87)       (133)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                 10              28          27
                                  ------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(15)           $(59)      $(106)
                                  ======= =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI      $  6            $ 46       $  --
Change in DAC, VOBA, DSI
  and DFEL                          (1)            (15)         --
                                  ------- --------------- -----------
     Net portion of OTTI
        recognized in OCI,
        pre-tax                   $  5              $31      $  --
                                  ======= =============== ===========

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS
As of December 31, 2010 and 2009, we reviewed our corporate bond portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

3. INVESTMENTS (CONTINUED)

history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $1 million, which included private placements and mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investment in one issuer was our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $507 million and $472 million, or 7% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010 and 2009, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $713 million and $623 million, or 10% and 9% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $647 million and $676 million, or 9% and 10% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amounts; as such, these amounts will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million and $13 million as of December 31, 2010 and 2009, respectively.

4. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

Through LNL, we use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See below for further details.

See Note 19 for additional disclosures related to the fair value of our financial instruments.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                                    --------------------------------------------------------------------
                                                                             ASSET CARRYING        (LIABILITY) CARRYING
                                                       NUMBER                 OR FAIR VALUE            OR FAIR VALUE
                                                         OF     NOTIONAL ----------------------- -----------------------
                                                    INSTRUMENTS AMOUNTS  GAIN      LOSS          GAIN            LOSS
                                                    ----------- -------- ---- ------------------ ---- ------------------
GLB reserves(1)                                        10,646      $--   $--                $--  $18            $(42)
                                                    =========== ======== ==== ================== ==== ==================
                                                                         AS OF DECEMBER 31, 2009
                                                    --------------------------------------------------------------------
                                                                             ASSET CARRYING        (LIABILITY) CARRYING
                                                       NUMBER                 OR FAIR VALUE            OR FAIR VALUE
                                                         OF     NOTIONAL ----------------------- -----------------------
                                                    INSTRUMENTS AMOUNTS  GAIN      LOSS          GAIN            LOSS
                                                    ----------- -------- ---- ------------------ ---- ------------------
GLB reserves(1)                                         9,748      $--   $--                $--  $11            $(43)
                                                    =========== ======== ==== ================== ==== ==================

(1)  Reported in future contract benefits on our Balance Sheets.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

4. DERIVATIVE INSTRUMENTS (CONTINUED)

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Income (Loss) were as follows:

                      FOR THE YEARS ENDED
                          DECEMBER 31,
                  --------------------------
                  2010      2009      2008
                  ---- ------------ --------
GLB reserves(1)   $8          $92    $(107)
                  ==== ============ ========

(1)  Reported in realized gain (loss) on our Statements of Income (Loss).

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER(R) and LINCOLN LIFETIME INCOME(SM) ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $1.3 billion of account values that were attributable to variable annuities with a GWB feature and $383 million of account values that were attributable to variable annuities with a GIB feature.

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                           FOR THE YEARS ENDED
                               DECEMBER 31,
                       -------------------------
                       2010      2009       2008
                       ---- --------------- ----
Current                 $30          $(9)    $13
Deferred                 25           44       1
                       ---- --------------- ----
  Federal income tax
     expense (benefit)  $55          $35     $14
                       ==== =============== ====

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                -------------------------------
                                  2010        2009       2008
                                ------- --------------- -------
Tax rate times pre-tax income    $59             $38     $18
Effect of:
  Separate account dividend
     received deduction           (3)             (2)     (3)
  Other items                     (1)             (1)     (1)
                                ------- --------------- -------
     Federal income tax expense
       (benefit)                 $55             $35     $14
                                ======= =============== =======
Effective tax rate                33%             32%     28%
                                ======= =============== =======

The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                     AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    -------- ------------
Current                             $ (24)       $  (6)
Deferred                             (259)        (178)
                                    -------- ------------
     Total federal income tax asset
        (liability)                 $(283)       $(184)
                                    ======== ============

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

5. FEDERAL INCOME TAXES (CONTINUED)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                              AS OF DECEMBER 31,
                                             ---------------------
                                               2010        2009
                                             -------- ------------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                      $  66        $  83
Investments                                     11           14
Net unrealized loss on AFS Securities           --           15
Net capital loss carryforward                    9           11
Other                                            4            6
                                             -------- ------------
     Total deferred tax assets                  90          129
                                             -------- ------------
DEFERRED TAX LIABILITIES
DAC                                            140          150
VOBA                                           112          146
Net unrealized gain on AFS securities           82           --
Other                                           15           11
                                             -------- ------------
     Total deferred tax liabilities            349          307
                                             -------- ------------
        Net deferred tax asset (liability)   $(259)       $(178)
                                             ======== ============

As of December 31, 2010, LLANY had net capital loss carryfor-wards of $26 million which will expire in 2014. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $6 million and $5 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense (benefit) and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $3 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                           2010     2009
                                         ------- -----------
Balance as of beginning-of-year           $24            $23
  Increases for prior year tax positions   --              1
  Decreases for current year tax
     positions                             (2)            --
                                         ------- -----------
        Balance as of end-of-year         $22            $24
                                         ======= ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009, and 2008, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $4 million and $3 million as of December 31, 2010 and 2009, respectively

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP LifeAmerica Insurance Company, the IRS is examining the tax year ended April 1, 2007.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

6. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $7 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                  DECEMBER 31,
                                    --------------- -------
                                    2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $439    $460    $306
  Deferrals                           72      76      95
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes            (6)     --     (12)
     Prospective unlocking --
        model refinements             (4)     --       9
     Retrospective unlocking           9       3     (10)
     Other amortization, net of
        interest                     (50)    (40)    (36)
  Adjustment related to realized
     (gains) losses                    2      20      36
  Adjustment related to
     unrealized (gains) losses       (50)    (80)     72
                                    ------- ------- -------
        Balance as of end-of-year   $412    $439    $460
                                    ======= ======= =======

Changes in VOBA (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    -----------------------
                                      2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $417    $655    $493
  Deferrals                            1       2       3
  Amortization:
     Prospective unlocking --
        assumption changes            21       3       4
     Prospective unlocking --
        model refinements             (2)     --      --
     Retrospective unlocking          (2)     (2)      3
     Other amortization              (68)    (73)    (72)
  Accretion of interest(1)            22      24      26
  Adjustment related to realized
     (gains) losses                   --       6       7
  Adjustment related to
     unrealized (gains) losses       (70)   (198)    191
                                    ------- ------- -------
        Balance as of end-of-year   $319    $417    $655
                                    ======= ======= =======

(1) The interest accrual rates utilized to calculate the accre- tion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011      $37
2012       32
2013       30
2014       28
2015       27

Changes in DSI (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   -----------------------
                                     2010   2009    2008
                                   ------- ------- -------
Balance as of beginning-of-year     $16     $14     $14
  Deferrals                           3       3       4
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes           --      --      (2)
     Other amortization, net of
        interest                     (2)     (1)     (2)
  Adjustment related to unrealized
     (gains) losses                  (4)     --      --
                                   ------- ------- -------
        Balance as of end-of-year   $13     $16     $14
                                   ======= ======= =======

Changes in DFEL (in millions) were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    -----------------------
                                      2010    2009    2008
                                    ------- ------- -------
Balance as of beginning-of-year     $ 87     $65     $48
  Deferrals                           35      34      27
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes            (2)     (1)     --
     Prospective unlocking --
        model refinements              1      --       4
     Retrospective unlocking           1      (1)     (4)
     Other amortization, net of
        interest                     (13)    (10)    (10)
  Adjustment related to
     unrealized (gains) losses        (8)     --      --
                                    ------- ------- -------
        Balance as of end-of-year   $101     $87     $65
                                    ======= ======= =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

7. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income (Loss):

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                              --------------------------
                                2010     2009     2008
                              -------- -------- --------
Direct insurance premiums
  and fees                    $ 529    $ 502    $ 480
Reinsurance ceded              (143)    (143)    (134)
                              -------- -------- --------
  Total insurance premiums
     and fees, net            $ 386    $ 359    $ 346
                              ======== ======== ========
Direct insurance benefits     $ 425    $ 365    $ 395
Reinsurance recoveries netted
  against benefits             (171)    (140)    (167)
                              -------- -------- --------
  Total benefits, net         $ 254    $ 225    $ 228
                              ======== ======== ========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 22, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The carrying amount of our goodwill (in millions) for the years ended December 31, 2010 and 2009, was as follows:

                                        GROSS
                                      CARRYING
                                       AMOUNT
                                      --------
Retirement Solutions -- Annuities         $ 26
Insurance Solutions -- Life Insurance      136
                                      --------
  Total                                   $162
                                      ========

There were no changes in the carrying amount of goodwill during the years ended December 31, 2010, or December 31, 2009.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                   AS OF DECEMBER 31,
                                       -------------------------------------------
                                               2010                   2009
                                       --------------------- ---------------------
                                         GROSS                GROSS
                                       CARRYING ACCUMULATED  CARRYING  ACCUMULATED
                                        AMOUNT  AMORTIZATION  AMOUNT  AMORTIZATION
                                       -------- ------------ -------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                               $7           $1       $7           $1
                                       ======== ============ ======== ============

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2010.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value                $1,834      $1,558
Net amount at risk(1)                25          63
Average attained age of contract
  holders                        54 YEARS    53 years
MINIMUM RETURN
Average attained age of contract
  holders                        79 YEARS    78 years
Guaranteed minimum return               5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                 $ 995       $ 915
Net amount at risk(1)                  78         162
Average attained age of contract
  holders                        66 YEARS    65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                -----------------------
                                  2010   2009    2008
                                ------- ------- -------
Balance as of beginning-of-year  $ 2    $  8     $ 1
  Changes in reserves             --      --       9
  Benefits paid                   (1)     (6)     (2)
                                ------- ------- -------
     Balance as of end-of-year   $ 1    $  2     $ 8
                                ======= ======= =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                    2010        2009
                                  --------- -----------
ASSET TYPE
Domestic equity                   $  990      $  890
International equity                 454         392
Bonds                                479         300
Money market                         184         231
                                  --------- -----------
  Total                           $2,107      $1,813
                                  ========= ===========
Percent of total variable annuity
  separate account values             89%         89%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2010, and approximately 65% of total sales for these products for the year ended December 31, 2010.

10. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                           2010      2009
                                          ------ -----------
Fixed account values, including the fixed
  portion of variable and other contract
  holder funds                            $4,965      $4,808
DFEL                                         101          87
Contract holder dividends payable            161         164
Premium deposit funds                         11          10
Undistributed earnings on participating
  business                                    30          15
                                          ------ -----------
     Total other contract holder funds    $5,268      $5,084
                                          ====== ===========

As of December 31, 2010 and 2009, participating policies comprised approximately 3% and 4%, respectively, of the face amount of insurance in force, and dividend expenses were $27 million, $29 million and $29 million for the years ended December 31, 2010, 2009 and 2008, respectively.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

11. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

In the ordinary course of our business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2010, approximately 88% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was immaterial as of December 31, 2010 and 2009.

12. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                       -------------------------
                                         2010     2009     2008
                                       ------- -------- --------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $(19)   $(211)   $  (8)
  Cumulative effect from adoption of
     new accounting standards            --      (11)      --
  Unrealized holding gains (losses)
     arising during the year            252      541     (758)
  Change in DAC, VOBA, DSI and
     other contract holder funds       (123)    (282)     337
  Income tax benefit (expense)          (51)     (98)     156
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                   (22)     (90)    (147)
     Associated amortization of DAC,
        VOBA, DSI and DFEL                6       25       51
     Income tax benefit (expense)         6       23       34
                                       ------- -------- --------
        Balance as of end-of-year      $ 69    $ (19)   $(211)
                                       ======= ======== ========

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ---------------------------
                                           2010    2009       2008
                                         ------- ----------- -------
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year          $(12)       $ --        $--
(Increases) attributable to:
  Cumulative effect from adoption of
     new accounting standards              --          (5)        --
  Gross OTTI recognized in OCI during
     the year                              (6)        (46)        --
  Change in DAC, VOBA, DSI and
     DFEL                                   1          15         --
  Income tax benefit (expense)              2          11         --
Decreases attributable to:
  Sales, maturities or other settlements
     of AFS securities                     12          26         --
  Change in DAC, VOBA, DSI and
     DFEL                                  (4)         (6)        --
  Income tax benefit (expense)             (3)         (7)        --
                                         ------- ----------- -------
        Balance as of end-of-year        $(10)       $(12)       $--
                                         ======= =========== =======
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year          $  1        $  1        $ 1
                                         ------- ----------- -------
        Balance as of end-of-year        $  1        $  1        $ 1
                                         ======= =========== =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

13. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Statements of Income (Loss) were as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                               ----------------------
                                                 2010  2009   2008
                                               ------- ---- ---------
Total realized gain (loss) on investments(1)     $(15) $(66)    $(96)
Realized gain (loss) on certain reinsurance
  derivatives(2)                                   --    --       (1)
Guaranteed living benefits(3):
  Gross gain (loss)                                --     1       --
  Associated amortization of DAC, VOBA,
     DSI and DFEL                                  (2)   --       (1)
                                               ------- ---- ---------
        Total realized gain (loss)               $(17) $(65)    $(98)
                                               ======= ==== =========

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.

(2) Represents changes in the fair value of total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements).

(3)  Represents the change in embedded derivative reserves of our GLB products.

14. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                     ----------------------
                                     2010 2009      2008
                                     ---- ---- ------------
Commissions                          $ 74 $ 71      $ 84
General and administrative expenses    61   65        66
DAC and VOBA deferrals and interest,
  net of amortization                   7    7       (10)
Taxes, licenses and fees               16   16        16
                                     ---- ---- ------------
     Total                           $158 $159      $156
                                     ==== ==== ============

15. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, respectively, including those of LLANY. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees, LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretire-ment plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

16. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor contributory defined contribution plans for eligible employees and agents, respectively, including those of LLANY, which includes money purchase plans. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. The expenses related to these plans was $2 million for the years ended December 31, 2010, 2009 and 2008, which are recorded in the underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees; agents and non-employee directors. LLANY participants in five of these deferred compensation plans. The liability for these five plans was $1 million and $2 million as of December 31, 2010 and 2009, respectively, which is recorded in other liabilities in our Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC and LNL qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to LNC and LNL qualified defined contribution plans. Our expense for this plan was not significant for the years December 31, 2010, 2009 and 2008.

DEFERRED COMPENSATION PLAN FOR AGENTS
LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under LNC and LNL qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to LNC and LNL qualified defined contribution plans. Our expenses for these plans were not significant for the years December 31, 2010, 2009 and 2008.

17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards. LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees and agents was not material for the years ended December 31, 2010, 2009 and 2008.

18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

18. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)

Specified statutory information (in millions) was as follows:

                                            AS OF DECEMBER 31,
                                           ----------------------
                                           2010           2009
                                           ----      ------------
Capital and surplus                        $794           $819

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                           ----------------------
                                           2010 2009      2008
                                           ---- ---- ------------
Net gain (loss) from operations, after-tax  $73 $107      $ 13
Net income (loss)                            55   13       (95)
Dividends to LNC                             80   --        --

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to our RBC ratios and future dividend capacity with a slight decrease in statutory reserves offset by a higher capital requirement. LNC utilizes captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in its life insurance subsidiaries.

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                        2010        2009
                                       ------- -------------
Calculation of reserves using
  continuous CARVM                      $(5)          $(6)
Conservative valuation rate on certain
  variable annuities                     (1)           --

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance, provided such dividend, along with all other dividends paid within the preceding twelve consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $73 million in 2011 without prior approval from the Superintendent.

19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                   AS OF DECEMBER 31,
                                                      ---------------------------------------------
                                                              2010                     2009
                                                      ---------------------- ----------------------
                                                      CARRYING       FAIR    CARRYING       FAIR
                                                       VALUE        VALUE     VALUE        VALUE
                                                      ----------- ---------- ----------- ----------
ASSETS
AFS securities:
  Fixed maturity securities                            $ 6,659    $ 6,659     $ 6,180    $ 6,180
  Equity securities                                          3          3           2          2
Mortgage loans on real estate                              225        243         228        234
Other investments                                            1          1           2          2
Cash and invested cash                                      48         48          65         65
Separate account assets                                  2,660      2,660       2,263      2,263
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                        (24)       (24)        (32)       (32)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts      (98)       (98)        (81)       (81)
  Account values of certain investment contracts        (1,396)    (1,442)     (1,356)    (1,364)
Other liabilities:
  Deferred compensation plans embedded derivatives          (1)        (1)         (2)        (2)

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                               AS OF DECEMBER 31, 2010
                                                   ------------------------------------------------
                                                    QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT  SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE   UNOBSERVABLE   TOTAL
                                                    ASSETS        INPUTS        INPUTS      FAIR
                                                   (LEVEL 1)     (LEVEL 2)    (LEVEL 3)     VALUE
                                                   ----------- ------------- ------------ ---------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                     $ 5        $4,996        $139    $5,140
     U.S. Government bonds                                32            --           1        33
     Foreign government bonds                             --            29           1        30
     MBS:
        CMOs                                              --           640           2       642
        MPTS                                              --           257          --       257
        CMBS                                              --           168          15       183
     ABS CDOs                                             --            --           3         3
     State and municipal bonds                            --           250          --       250
     Hybrid and redeemable preferred securities           --           117           4       121
  Equity AFS securities:
     Other securities                                      3            --          --         3
Cash and invested cash                                    --            48          --        48
Separate account assets                                   --         2,660          --     2,660
                                                   --------- ------------- -------------- ---------
       Total assets                                      $40        $9,165        $165    $9,370
                                                   ========= ============= ============== =========
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                      $--          $ --        $(24)   $  (24)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --          (1)       (1)
                                                   --------- ------------- -------------- ---------
     Total liabilities                                   $--          $ --        $(25)   $  (25)
                                                   ========= ============= ============== =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                               AS OF DECEMBER 31, 2009
                                                   ------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR SIGNIFICANT   SIGNIFICANT
                                                   IDENTICAL   OBSERVABLE    UNOBSERVABLE   TOTAL
                                                      ASSETS     INPUTS         INPUTS      FAIR
                                                   (LEVEL 1)   (LEVEL 2)      (LEVEL 3)     VALUE
                                                   --------- ------------- -------------- ---------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                     $ 5        $4,579        $160    $4,744
     U.S. Government bonds                                31             1          --        32
     Foreign government bonds                             --            24          --        24
     MBS:
        CMOs                                              --           646           3       649
        MPTS                                              --           247          --       247
        CMBS                                              --           167          51       218
     ABS:
        CDOs                                              --            --           3         3
     State and municipal bonds                            --           170          --       170
     Hybrid and redeemable preferred securities           --            79          14        93
  Equity AFS securities:
     Other securities                                      2            --          --         2
Cash and invested cash                                    --            65          --        65
Separate account assets                                   --         2,263          --     2,263
                                                   --------- ------------- -------------- ---------
       Total assets                                      $38        $8,241        $231    $8,510
                                                   ========= ============= ============== =========
LIABILITIES
Future contract benefits:
  GLB reserves embedded derivatives                      $--        $   --        $(32)   $  (32)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --          (2)       (2)
                                                   --------- ------------- -------------- ---------
     Total liabilities                                   $--        $   --        $(34)   $  (34)
                                                   ========= ============= ============== =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- -------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                        $ 160         $ 1      $ 6           $ (10)       $ (18)     $139
     U.S. Government bonds                                     --          --       --              --            1         1
     Foreign government bonds                                  --          --       --              --            1         1
     MBS:
       CMOs                                                     3          --       --              (1)          --         2
       CMBS                                                    51          (5)      12             (14)         (29)       15
     ABS:
       CDOs                                                     3          --       --              --           --         3
     Hybrid and redeemable preferred securities                14          --      (10)             --           --         4
Future contract benefits(3):
  GLB reserves embedded derivatives                           (32)          8       --              --           --       (24)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (2)         (2)      --               3           --        (1)
                                                        ------------ ----------- -------- --------------- ------------ ---------
       Total, net                                           $ 197         $ 2      $ 8           $ (22)       $ (45)     $140
                                                        ============ =========== ======== =============== ============ =========

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- -------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                        $ 176        $ (2)        $ 3          $ 6         $(23)     $160
     MBS:
       CMOs                                                    22          --          --           (1)         (18)        3
       CMBS                                                    42          --          12           (3)          --        51
     ABS:
       CDOs                                                     4          --           2           (3)          --         3
     State and municipal bonds                                 37          --          --           (5)         (32)       --
     Hybrid and redeemable preferred securities                 6          --           8           --           --        14
Future contract benefits(3):
  GLB reserves embedded derivatives                          (124)         92          --           --           --       (32)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (2)         (5)         --            5           --        (2)
                                                        ------------ ----------- -------- --------------- ------------ ---------
       Total, net                                           $ 161         $85         $25          $(1)        $(73)     $197
                                                        ============ =========== ======== =============== ============ =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

19. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                  FOR THE YEAR ENDED DECEMBER 31, 2008
                                                        ---------------------------------------------------------------------------
                                                                                              SALES,       TRANSFERS
                                                                       ITEMS                ISSUANCES,       IN OR
                                                                      INCLUDED    GAINS     MATURITIES,       OUT
                                                        BEGINNING        IN     (LOSSES)   SETTLEMENTS,        OF       ENDING
                                                          FAIR           NET       IN         CALLS,        LEVEL 3,     FAIR
                                                         VALUE         INCOME      OCI         NET           NET(1)     VALUE
                                                        ------------ ----------- ----------- --------------- ------------ ---------
Investments(2):
  Fixed maturity AFS securities:
     Corporate bonds                                         $220       $ (16)       $(18)           $(17)        $  7     $ 176
     Foreign government bonds                                   5          --          --              (5)          --        --
     MBS:
       CMOs                                                    42          (4)          1              (3)         (14)       22
       CMBS                                                    60          --         (30)              7            5        42
     ABS:
       CDOs                                                     7          --          (3)             --           --         4
     State and municipal bonds                                 38          --          (1)             --           --        37
     Hybrid and redeemable preferred securities                --          --          --               6           --         6
Future contract benefits(3):
  GLB reserves embedded derivatives                           (17)       (107)         --              --           --      (124)
Other liabilities:
  Deferred compensation plans embedded derivatives(4)          (1)         (8)         --               7           --        (2)
                                                        ------------ ----------- ----------- --------------- ------------ ---------
       Total, net                                            $354       $(135)       $(51)            $(5)        $ (2)    $ 161
                                                        ============ =========== =========== =============== ============ =========

(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Income (Loss).

(3) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Income (Loss).

(4) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisi- tion, insurance and other expenses on our Statements of Income (Loss).


The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                      2010    2009    2008
                                    ------- ------- --------
Investments(1):
  GLB reserves embedded derivatives  $16     $99    $(100)
Other liabilities:
  Deferred compensation plans
     embedded derivatives(2)          (2)     (5)      (8)
                                    ------- ------- --------
        Total, net                   $14     $94    $(108)
                                    ======= ======= ========

(1)  Included in realized gain (loss) on our Statements of Income (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2010
                                 -------------------------------
                                 TRANSFERS  TRANSFERS
                                  IN TO       OUT OF
                                 LEVEL 3      LEVEL 3    TOTAL
                                 ------- -------------- --------
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                 $5        $(23)    $(18)
     U.S. Government bonds            1          --        1
     Foreign government bonds         1          --        1
     MBS CMBS                         1         (30)     (29)
                                 ------- -------------- --------
        Total, net                   $8        $(53)    $(45)
                                 ======= ============== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

20. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net liability.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements; and

     -    Change in the GLB embedded derivative reserves.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortiza-tion) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                          -----------------------------------
                           2010           2009         2008
                          ------- ------------------ --------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities            $111               $ 99    $  96
     Defined Contribution   53                 52       52
                          ------- ------------------ --------
        Total Retirement
           Solutions       164                151      148
                          ------- ------------------ --------
  Insurance Solutions:
     Life Insurance        563                550      531
     Group Protection       62                 48       39
                          ------- ------------------ --------
        Total Insurance
           Solutions       625                598      570
                          ------- ------------------ --------
  Other Operations          18                 20       25
Excluded realized
  gain (loss), pre-tax     (20)               (68)    (100)
                          ------- ------------------ --------
        Total revenues    $787               $701    $ 643
                          ======= ================== ========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                               -------------------------------
                                 2010        2009       2008
                               ------- --------------- -------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $22             $22    $  3
     Defined Contribution        (1)              3       4
                               ------- --------------- -------
        Total Retirement
           Solutions             21              25       7
                               ------- --------------- -------
  Insurance Solutions:
     Life Insurance              96              80      75
     Group Protection            (2)             --       2
                               ------- --------------- -------
        Total Insurance
           Solutions             94              80      77
                               ------- --------------- -------
  Other Operations               11              12      17
Excluded realized
  gain (loss), after-tax        (13)            (44)    (65)
                               ------- --------------- -------
        Net income (loss)      $113             $73    $ 36
                               ======= =============== =======

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                -----------------------
                                2010     2009     2008
                                ---- ------------ -----
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                     $ 69         $ 62 $  57
  Defined Contribution            49           48    48
                                ---- ------------ -----
     Total Retirement Solutions  118          110   105
                                ---- ------------ -----
Insurance Solutions:
  Life Insurance                 277          274   262
  Group Protection                 5            4     3
                                ---- ------------ -----
     Total Insurance Solutions   282          278   265
                                ---- ------------ -----
Other Operations                  18           20    25
                                ---- ------------ -----
        Total net investment
           income               $418         $408 $ 395
                                ==== ============ =====

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ------------------------
                                2010     2009       2008
                                ---- ------------ -------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                      $15          $10    $ 31
  Defined Contribution            10            7       5
                                ---- ------------ --- ---
     Total Retirement Solutions   25           17      36
                                ---- ------------ --- ---
Insurance Solutions:
  Life Insurance                  53           66      51
  Group Protection                 2            2       1
                                ---- ------------ --- ---
     Total Insurance Solutions    55           68      52
                                ---- ------------ --- ---
        Total amortization of
           DAC and VOBA,
           net of interest       $80          $85    $ 88
                                ==== ============ =======

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                     -------------------------------
                                       2010       2009         2008
                                     ------- --------------- -------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                           $ 7             $ 8     $(3)
  Defined Contribution                 (1)              2       2
                                     ------- --------------- -------
     Total Retirement Solutions         6              10      (1)
                                     ------- --------------- -------
Insurance Solutions:
  Life Insurance                       51              43      40
  Group Protection                     (1)             --       1
                                     ------- --------------- -------
     Total Insurance Solutions         50              43      41
                                     ------- --------------- -------
Other Operations                        6               6       9
Excluded realized gain (loss)          (7)            (24)    (35)
                                     ------- --------------- -------
        Total federal income tax
           expense (benefit)          $55             $35     $14
                                     ======= =============== =======

                                AS OF DECEMBER 31,
                                ------------------
                                 2010       2009
                                ------- ----------
ASSETS
Retirement Solutions:
  Annuities                     $ 3,542    $ 3,187
  Defined Contribution            1,337      1,253
                                ------- ----------
     Total Retirement Solutions   4,879      4,440
                                ------- ----------
Insurance Solutions:
  Life Insurance                  6,387      6,076
  Group Protection                  102         77
                                ------- ----------
     Total Insurance Solutions    6,489      6,153
                                ------- ----------
Other Operations                    268        311
                                ------- ----------
        Total assets            $11,636    $10,904
                                ======= ==========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

21. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                             FOR THE YEARS ENDED
                                DECEMBER 31,
                             -------------------
                             2010    2009   2008
                             ---- --------- ----
Income taxes paid (received)  $15       $(9) $40
                             ==== ========= ====

22. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Assets with affiliates:
  Service agreement receivable(1)   $16           $16
  Reinsurance on ceded reinsurance
     contracts(2)                    64            57

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -------------------------------
                                      2010        2009        2008
                                    ------- --------------- -------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(3)       $(10)           $(17)   $(15)
  Fees for management of
     general account(4)               --              (4)     (4)
Benefits and expenses
  with affiliates:
  Service agreement
     payments(5)                      57              59      59

(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in reinsurance recoverables on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income (Loss).

(4)  Reported in net investment income on our Statements of Income (Loss).

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

SERVICE AGREEMENT
In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS
We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                          CONTRACT                      CONTRACT       GUARANTEE
                                                          PURCHASES                    REDEMPTIONS      CHARGES
                                                          DUE FROM                       DUE TO        PAYABLE TO
                                                       LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                           ANNUITY                       ANNUITY        ANNUITY
                                                           COMPANY                       COMPANY        COMPANY
SUBACCOUNT                                INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK    OF NEW YORK     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B     $ 1,698,257     $     --      $ 1,698,257      $   --          $   80      $ 1,698,177
ABVPSF Growth and Income Class B            7,283,502           --        7,283,502          29             326        7,283,147
ABVPSF International Value Class B          8,261,994        2,103        8,264,097          --             372        8,263,725
ABVPSF Large Cap Growth Class B               758,665           --          758,665          --              33          758,632
ABVPSF Small/Mid Cap Value Class B          8,999,689        3,795        9,003,484          --             417        9,003,067
American Century VP Inflation Protection
   Class II                                24,350,080           --       24,350,080         194           1,129       24,348,757
American Funds Global Growth Class 2       17,546,307           --       17,546,307       2,012             817       17,543,478
American Funds Global Small
   Capitalization Class 2                  16,493,338        3,184       16,496,522          --             742       16,495,780
American Funds Growth Class 2              93,257,705           --       93,257,705       1,799           4,280       93,251,626
American Funds Growth-Income Class 2       83,563,887           74       83,563,961          --           3,814       83,560,147
American Funds International Class 2       44,067,160           --       44,067,160       1,355           1,989       44,063,816
BlackRock Global Allocation V.I.
   Class III                               13,269,006      537,727       13,806,733          --             624       13,806,109
Delaware VIP Diversified Income Service
   Class                                   44,404,319        2,250       44,406,569          --           2,005       44,404,564
Delaware VIP Emerging Markets Service
   Class                                   17,594,572        3,746       17,598,318          --             787       17,597,531
Delaware VIP High Yield Standard Class        651,538           --          651,538          --              25          651,513
Delaware VIP High Yield Service Class      16,394,820           --       16,394,820          63             733       16,394,024
Delaware VIP Limited-Term Diversified
   Income Service Class                    13,142,579       14,463       13,157,042          --             556       13,156,486
Delaware VIP REIT Standard Class              790,451           --          790,451          --              31          790,420
Delaware VIP REIT Service Class            10,341,968           --       10,341,968         733             472       10,340,763
Delaware VIP Small Cap Value Standard
   Class                                      896,679           --          896,679          --              35          896,644
Delaware VIP Small Cap Value Service
   Class                                   18,103,106           --       18,103,106         140             846       18,102,120
Delaware VIP Smid Cap Growth Standard
   Class                                      485,553           --          485,553          --              19          485,534
Delaware VIP Smid Cap Growth Service
   Class                                    6,424,734           --        6,424,734           1             299        6,424,434
Delaware VIP U.S. Growth Service Class      2,442,593        2,882        2,445,475          --              95        2,445,380
Delaware VIP Value Standard Class             184,590           --          184,590          --               7          184,583
Delaware VIP Value Service Class            7,602,719           --        7,602,719          --             348        7,602,371
DWS VIP Alternative Asset Allocation
   Plus Class B                             3,835,933        3,745        3,839,678          --             179        3,839,499
DWS VIP Equity 500 Index Class A            2,341,751           23        2,341,774          --             100        2,341,674
DWS VIP Equity 500 Index Class B            3,086,973           --        3,086,973          --             136        3,086,837
DWS VIP Small Cap Index Class A               592,350           --          592,350          18              26          592,306
DWS VIP Small Cap Index Class B             1,947,082           --        1,947,082          --              93        1,946,989
Fidelity VIP Contrafund Service Class 2    40,252,502           --       40,252,502         466           1,845       40,250,191
Fidelity VIP Equity-Income Initial Class      589,968           --          589,968          --              23          589,945
Fidelity VIP Equity-Income Service
   Class 2                                  2,043,434           --        2,043,434          --              88        2,043,346
Fidelity VIP Growth Initial Class             217,334           --          217,334          --               8          217,326
Fidelity VIP Growth Service Class 2         3,090,082           --        3,090,082          --             140        3,089,942
Fidelity VIP Mid Cap Service Class 2       22,276,765        9,811       22,286,576          --           1,025       22,285,551
Fidelity VIP Overseas Initial Class           101,133           --          101,133          --               4          101,129
Fidelity VIP Overseas Service Class 2       4,156,724           --        4,156,724           9             181        4,156,534
FTVIPT Franklin Income Securities
   Class 2                                 25,816,671           --       25,816,671         216           1,192       25,815,263
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                       9,301,210           --        9,301,210         409             433        9,300,368
FTVIPT Mutual Shares Securities Class 2    18,044,525        4,267       18,048,792          --             791       18,048,001
FTVIPT Templeton Global Bond Securities
   Class 2                                 17,080,880           --       17,080,880          --             775       17,080,105
FTVIPT Templeton Growth Securities
   Class 2                                  5,102,270           --        5,102,270           8             230        5,102,032
Goldman Sachs VIT Large Cap Value
   Service Class                              851,564        5,790          857,354          --              23          857,331
Invesco V.I. Capital Appreciation
   Series I                                   177,644           --          177,644          --               8          177,636

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                          CONTRACT                      CONTRACT       GUARANTEE
                                                          PURCHASES                    REDEMPTIONS      CHARGES
                                                          DUE FROM                       DUE TO        PAYABLE TO
                                                       LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                           ANNUITY                       ANNUITY        ANNUITY
                                                           COMPANY                       COMPANY        COMPANY
SUBACCOUNT                                INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK    OF NEW YORK     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation
   Series II                              $    69,487      $    --      $    69,487        $--           $    3      $    69,484
Invesco V.I. Core Equity Series I             420,009           --          420,009         --               17          419,992
Invesco V.I. Core Equity Series II              9,230           --            9,230         --               --            9,230
Invesco V.I. International Growth
   Series I                                   122,728           --          122,728         --                5          122,723
Invesco V.I. International Growth
   Series II                                  219,872           --          219,872         --                9          219,863
Janus Aspen Series Balanced Service
   Class                                      653,650           --          653,650         --               28          653,622
Janus Aspen Series Enterprise Service
   Class                                      663,558           --          663,558         --               28          663,530
Janus Aspen Series Worldwide Service
   Class                                       20,305           --           20,305         --                1           20,304
LVIP American Global Growth Service
   Class II                                   129,270           --          129,270         --                5          129,265
LVIP American Global Small
   Capitalization Service Class II             75,554           --           75,554         --                3           75,551
LVIP American Growth Service Class II         398,015           --          398,015         --               17          397,998
LVIP American Growth-Income Service
   Class II                                   346,451       24,999          371,450         --               15          371,435
LVIP American International Service
   Class II                                   119,376       12,706          132,082         --                4          132,078
LVIP Baron Growth Opportunities Service
   Class                                    7,308,535       13,595        7,322,130         --              351        7,321,779
LVIP BlackRock Inflation Protected Bond
   Service Class                            1,156,131           --        1,156,131         --               52        1,156,079
LVIP Capital Growth Service Class           1,755,505        3,619        1,759,124         --               60        1,759,064
LVIP Cohen & Steers Global Real Estate
   Service Class                            5,332,887        5,076        5,337,963         --              244        5,337,719
LVIP Columbia Value Opportunities
   Service Class                              790,665           --          790,665          1               37          790,627
LVIP Delaware Bond Standard Class          12,529,193           --       12,529,193         95              532       12,528,566
LVIP Delaware Bond Service Class           46,794,640       73,534       46,868,174         --            2,058       46,866,116
LVIP Delaware Diversified Floating Rate
   Service Class                              798,300           --          798,300         --               38          798,262
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                  368,250           --          368,250         --               15          368,235
LVIP Delaware Foundation Aggressive
   Allocation Service Class                 3,525,111           --        3,525,111         --              160        3,524,951
LVIP Delaware Growth and Income
   Service Class                            1,509,438           --        1,509,438         --               67        1,509,371
LVIP Delaware Social Awareness Standard
   Class                                      815,972           --          815,972         --               34          815,938
LVIP Delaware Social Awareness Service
   Class                                    2,248,592           --        2,248,592         12               95        2,248,485
LVIP Delaware Special Opportunities
   Service Class                            1,310,200           --        1,310,200         --               66        1,310,134
LVIP Global Income Service Class            7,499,141       12,700        7,511,841         --              366        7,511,475
LVIP Janus Capital Appreciation Standard
   Class                                      121,498           --          121,498         --                5          121,493
LVIP Janus Capital Appreciation Service
   Class                                    1,721,992           --        1,721,992         --               85        1,721,907
LVIP JPMorgan High Yield Service Class        138,593           --          138,593         --                6          138,587
LVIP MFS International Growth Service
   Class                                    2,960,478       12,321        2,972,799         --              129        2,972,670
LVIP MFS Value Service Class                7,912,157       18,669        7,930,826         --              333        7,930,493
LVIP Mid-Cap Value Service Class            2,979,875           --        2,979,875          6              138        2,979,731
LVIP Mondrian International Value
   Standard Class                           1,789,738           --        1,789,738         --               77        1,789,661
LVIP Mondrian International Value
   Service Class                            7,448,614           --        7,448,614          8              338        7,448,268
LVIP Money Market Standard Class            3,792,053           --        3,792,053         65              153        3,791,835
LVIP Money Market Service Class            14,883,139           --       14,883,139         45              672       14,882,422
LVIP SSgA Bond Index Service Class         30,584,962       18,933       30,603,895         --            1,480       30,602,415
LVIP SSgA Conservative Structured
   Allocation Service Class                    50,559           --           50,559         --                2           50,557

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                          CONTRACT                      CONTRACT       GUARANTEE
                                                          PURCHASES                    REDEMPTIONS      CHARGES
                                                          DUE FROM                       DUE TO        PAYABLE TO
                                                       LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                           ANNUITY                       ANNUITY        ANNUITY
                                                           COMPANY                       COMPANY        COMPANY
SUBACCOUNT                                INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK    OF NEW YORK     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Developed International 150
   Service Class                          $ 4,678,116     $     --      $ 4,678,116      $   143         $  227      $ 4,677,746
LVIP SSgA Emerging Markets 100 Service
   Class                                    7,218,618           --        7,218,618          505            344        7,217,769
LVIP SSgA Global Tactical Allocation
   Service Class                            3,349,939           --        3,349,939           --            154        3,349,785
LVIP SSgA International Index Service
   Class                                    6,867,192           --        6,867,192        1,383            337        6,865,472
LVIP SSgA Large Cap 100 Service Class      11,679,523           --       11,679,523        2,080            567       11,676,876
LVIP SSgA Moderate Index Allocation
   Service Class                              519,266           --          519,266           --             19          519,247
LVIP SSgA Moderate Structured Allocation
   Service Class                              678,121      208,605          886,726           --             31          886,695
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                   196,864           --          196,864           --              8          196,856
LVIP SSgA Moderately Aggressive
   Structured Allocation Service Class        854,634           --          854,634           --             38          854,596
LVIP SSgA S&P 500 Index Standard Class        463,488           --          463,488           --             28          463,460
LVIP SSgA S&P 500 Index Service Class      17,464,819           --       17,464,819       10,204            845       17,453,770
LVIP SSgA Small-Cap Index Service Class     5,847,565           --        5,847,565        5,026            279        5,842,260
LVIP SSgA Small-Mid Cap 200 Service
   Class                                    3,271,689           --        3,271,689        1,065            160        3,270,464
LVIP T. Rowe Price Growth Stock Service
   Class                                    2,156,749       11,436        2,168,185           --            103        2,168,082
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                      109,989           --          109,989           --              5          109,984
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                     2,667,528       10,160        2,677,688           --            128        2,677,560
LVIP Templeton Growth Service Class         4,175,204           --        4,175,204           20            193        4,174,991
LVIP Turner Mid-Cap Growth Service Class    1,480,791           --        1,480,791           --             70        1,480,721
LVIP Wells Fargo Intrinsic Value Service
   Class                                    1,256,011           --        1,256,011           --             59        1,255,952
LVIP Wilshire 2010 Profile Service Class      935,903           --          935,903           --             45          935,858
LVIP Wilshire 2020 Profile Service Class      501,708           --          501,708           --             24          501,684
LVIP Wilshire 2030 Profile Service Class      414,923           --          414,923           --             18          414,905
LVIP Wilshire 2040 Profile Service Class       76,456           --           76,456           --              4           76,452
LVIP Wilshire Conservative Profile
   Service Class                           12,636,232           --       12,636,232           --            597       12,635,635
LVIP Wilshire Moderate Profile Service
   Class                                   39,013,416           --       39,013,416           --          1,816       39,011,600
LVIP Wilshire Moderately Aggressive
   Profile Service Class                   19,728,692           --       19,728,692           --            909       19,727,783
Lord Abbett Fundamental Equity Class VC        35,938           --           35,938           --              1           35,937
MFS VIT Core Equity Service Class              91,403           --           91,403           --              4           91,399
MFS VIT Growth Initial Class                  151,712           --          151,712           --              6          151,706
MFS VIT Growth Service Class                  364,494           --          364,494           --             16          364,478
MFS VIT Total Return Initial Class            816,827           --          816,827           --             31          816,796
MFS VIT Total Return Service Class         15,471,287           --       15,471,287           44            686       15,470,557
MFS VIT Utilities Initial Class               584,259           --          584,259           --             22          584,237
MFS VIT Utilities Service Class            11,093,620           --       11,093,620          776            497       11,092,347
NB AMT Mid-Cap Growth I Class               4,293,855           --        4,293,855           11            195        4,293,649
NB AMT Regency I Class                      4,932,709           --        4,932,709            2            221        4,932,486
Oppenheimer Global Securities Service
   Class                                       67,375           --           67,375           --              2           67,373
PIMCO VIT Commodity Real Return
   Advisor Class                              851,486           --          851,486            3             36          851,447
Putnam VT Global Health Care Class IB          87,258           --           87,258           --              4           87,254
Putnam VT Growth & Income Class IB             58,404           --           58,404           --              3           58,401

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

                                                       DIVIDENDS
                                                         FROM       MORTALITY AND         NET
                                                      INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 $   33,092     $   (26,383)     $    6,709
ABVPSF Growth and Income Class B                              --        (110,419)       (110,419)
ABVPSF International Value Class B                       210,708        (125,719)         84,989
ABVPSF Large Cap Growth Class B                            1,940         (11,532)         (9,592)
ABVPSF Small/Mid Cap Value Class B                        19,100        (116,786)        (97,686)
American Century VP Inflation Protection Class II        367,091        (368,158)         (1,067)
American Funds Global Growth Class 2                     241,330        (272,240)        (30,910)
American Funds Global Small Capitalization Class 2       234,648        (233,218)          1,430
American Funds Growth Class 2                            608,496      (1,392,384)       (783,888)
American Funds Growth-Income Class 2                   1,147,823      (1,232,081)        (84,258)
American Funds International Class 2                     847,359        (680,939)        166,420
BlackRock Global Allocation V.I. Class III               139,738        (112,039)         27,699
Delaware VIP Diversified Income Service Class          1,564,257        (647,297)        916,960
Delaware VIP Emerging Markets Service Class               92,142        (252,220)       (160,078)
Delaware VIP High Yield Standard Class                    51,999          (9,359)         42,640
Delaware VIP High Yield Service Class                  1,096,764        (237,483)        859,281
Delaware VIP Limited-Term Diversified Income Service
   Class                                                 199,975        (157,045)         42,930
Delaware VIP REIT Standard Class                          22,108         (11,143)         10,965
Delaware VIP REIT Service Class                          259,086        (160,205)         98,881
Delaware VIP Small Cap Value Standard Class                5,722         (12,590)         (6,868)
Delaware VIP Small Cap Value Service Class                70,494        (260,155)       (189,661)
Delaware VIP Smid Cap Growth Standard Class                   --          (1,524)         (1,524)
Delaware VIP Smid Cap Growth Service Class                    --         (22,019)        (22,019)
Delaware VIP Trend Standard Class                             --          (4,701)         (4,701)
Delaware VIP Trend Service Class                              --         (54,870)        (54,870)
Delaware VIP U.S. Growth Service Class                        --         (29,780)        (29,780)
Delaware VIP Value Standard Class                          6,091          (2,991)          3,100
Delaware VIP Value Service Class                         152,244        (114,146)         38,098
DWS VIP Alternative Asset Allocation Plus Class B          2,919         (12,730)         (9,811)
DWS VIP Equity 500 Index Class A                          50,396         (39,406)         10,990
DWS VIP Equity 500 Index Class B                          53,238         (50,046)          3,192
DWS VIP Small Cap Index Class A                            5,984          (9,674)         (3,690)
DWS VIP Small Cap Index Class B                           11,992         (32,159)        (20,167)
Fidelity VIP Contrafund Service Class 2                  371,964        (592,000)       (220,036)
Fidelity VIP Equity-Income Initial Class                  10,103          (8,659)          1,444
Fidelity VIP Equity-Income Service Class 2                30,769         (31,369)           (600)
Fidelity VIP Growth Initial Class                            537          (2,868)         (2,331)
Fidelity VIP Growth Service Class 2                          843         (43,435)        (42,592)
Fidelity VIP Mid Cap Service Class 2                      24,210        (320,301)       (296,091)
Fidelity VIP Overseas Initial Class                        1,308          (1,319)            (11)
Fidelity VIP Overseas Service Class 2                     45,285         (63,072)        (17,787)
FTVIPT Franklin Income Securities Class 2              1,547,071        (404,061)      1,143,010
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                    --        (137,501)       (137,501)
FTVIPT Mutual Shares Securities Class 2                  256,221        (254,029)          2,192
FTVIPT Templeton Global Bond Securities Class 2          235,007        (279,001)        (43,994)
FTVIPT Templeton Growth Securities Class 2                68,686         (83,116)        (14,430)
Goldman Sachs VIT Large Cap Value Service Class            4,989          (3,863)          1,126
Invesco V.I. Capital Appreciation Series I                 1,361          (2,680)         (1,319)
Invesco V.I. Capital Appreciation Series II                  451          (1,276)           (825)
Invesco V.I. Core Equity Series I                          4,093          (6,420)         (2,327)
Invesco V.I. Core Equity Series II                            67            (216)           (149)
Invesco V.I. International Growth Series I                 2,599          (1,558)          1,041
Invesco V.I. International Growth Series II                3,664          (3,123)            541
Janus Aspen Series Balanced Service Class                 17,110         (10,872)          6,238
Janus Aspen Series Enterprise Service Class                   --         (10,696)        (10,696)
Janus Aspen Series Worldwide Service Class                    88            (283)           (195)
LVIP American Global Growth Service Class II                  --             (91)            (91)

                                                                       DIVIDENDS                      NET CHANGE       NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)     GAIN ON       GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                  $   (11,401)     $     --     $   (11,401)     $   225,894     $   221,202
ABVPSF Growth and Income Class B                          (458,766)           --        (458,766)       1,298,774         729,589
ABVPSF International Value Class B                        (737,950)           --        (737,950)         884,858         231,897
ABVPSF Large Cap Growth Class B                              6,059            --           6,059           60,645          57,112
ABVPSF Small/Mid Cap Value Class B                          89,211            --          89,211        1,598,448       1,589,973
American Century VP Inflation Protection Class II          301,623            --         301,623          308,918         609,474
American Funds Global Growth Class 2                      (105,957)           --        (105,957)       1,721,099       1,584,232
American Funds Global Small Capitalization Class 2        (243,991)           --        (243,991)       2,885,395       2,642,834
American Funds Growth Class 2                           (2,213,335)           --      (2,213,335)      16,257,656      13,260,433
American Funds Growth-Income Class 2                    (2,152,064)           --      (2,152,064)       9,395,908       7,159,586
American Funds International Class 2                      (598,607)           --        (598,607)       2,751,183       2,318,996
BlackRock Global Allocation V.I. Class III                  43,579        75,901         119,480          682,755         829,934
Delaware VIP Diversified Income Service Class              970,802        82,010       1,052,812          191,465       2,161,237
Delaware VIP Emerging Markets Service Class                131,757            --         131,757        2,446,725       2,418,404
Delaware VIP High Yield Standard Class                      15,412            --          15,412           27,817          85,869
Delaware VIP High Yield Service Class                      235,024            --         235,024          707,240       1,801,545
Delaware VIP Limited-Term Diversified Income Service
   Class                                                   122,838        55,429         178,267          (26,579)        194,618
Delaware VIP REIT Standard Class                           (99,064)           --         (99,064)         266,862         178,763
Delaware VIP REIT Service Class                         (1,883,863)           --      (1,883,863)       3,839,312       2,054,330
Delaware VIP Small Cap Value Standard Class                 37,714            --          37,714          201,732         232,578
Delaware VIP Small Cap Value Service Class                 (96,449)           --         (96,449)       4,403,182       4,117,072
Delaware VIP Smid Cap Growth Standard Class                  1,518            --           1,518           58,782          58,776
Delaware VIP Smid Cap Growth Service Class                  31,075            --          31,075          687,849         696,905
Delaware VIP Trend Standard Class                           59,171        16,926          76,097            5,781          77,177
Delaware VIP Trend Service Class                           285,340       208,374         493,714          330,506         769,350
Delaware VIP U.S. Growth Service Class                      23,982            --          23,982          247,047         241,249
Delaware VIP Value Standard Class                           (9,456)           --          (9,456)          29,693          23,337
Delaware VIP Value Service Class                          (311,966)           --        (311,966)       1,165,316         891,448
DWS VIP Alternative Asset Allocation Plus Class B            6,653         3,244           9,897          133,338         133,424
DWS VIP Equity 500 Index Class A                            12,151            --          12,151          254,098         277,239
DWS VIP Equity 500 Index Class B                           (70,247)           --         (70,247)         417,466         350,411
DWS VIP Small Cap Index Class A                            (56,283)           --         (56,283)         175,845         115,872
DWS VIP Small Cap Index Class B                           (133,711)           --        (133,711)         564,874         410,996
Fidelity VIP Contrafund Service Class 2                 (1,439,530)       16,975      (1,422,555)       6,859,728       5,217,137
Fidelity VIP Equity-Income Initial Class                   (46,676)           --         (46,676)         119,383          74,151
Fidelity VIP Equity-Income Service Class 2                (126,262)           --        (126,262)         378,489         251,627
Fidelity VIP Growth Initial Class                           (2,429)          680          (1,749)          47,345          43,265
Fidelity VIP Growth Service Class 2                        (51,558)        9,210         (42,348)         615,808         530,868
Fidelity VIP Mid Cap Service Class 2                      (167,749)       62,814        (104,935)       4,994,722       4,593,696
Fidelity VIP Overseas Initial Class                         (1,239)          178          (1,061)          10,600           9,528
Fidelity VIP Overseas Service Class 2                     (226,247)        7,506        (218,741)         654,614         418,086
FTVIPT Franklin Income Securities Class 2                 (575,418)           --        (575,418)       1,794,502       2,362,094
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                 (77,993)           --         (77,993)       2,135,567       1,920,073
FTVIPT Mutual Shares Securities Class 2                   (403,305)           --        (403,305)       1,896,734       1,495,621
FTVIPT Templeton Global Bond Securities Class 2            433,128        42,513         475,641        1,528,601       1,960,248
FTVIPT Templeton Growth Securities Class 2                (289,721)           --        (289,721)         570,801         266,650
Goldman Sachs VIT Large Cap Value Service Class              2,305            --           2,305           63,342          66,773
Invesco V.I. Capital Appreciation Series I                 (17,136)           --         (17,136)          40,856          22,401
Invesco V.I. Capital Appreciation Series II                 (5,703)           --          (5,703)          16,650          10,122
Invesco V.I. Core Equity Series I                            1,371            --           1,371           33,621          32,665
Invesco V.I. Core Equity Series II                            (686)           --            (686)             817             (18)
Invesco V.I. International Growth Series I                   2,091            --           2,091            9,269          12,401
Invesco V.I. International Growth Series II                  3,164            --           3,164           17,620          21,325
Janus Aspen Series Balanced Service Class                   15,224            --          15,224           18,546          40,008
Janus Aspen Series Enterprise Service Class                 55,466            --          55,466           97,522         142,292
Janus Aspen Series Worldwide Service Class                     400            --             400            2,571           2,776
LVIP American Global Growth Service Class II                     2            --               2            2,884           2,795

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM       MORTALITY AND         NET
                                                      INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------------------------------------------------------
LVIP American Global Small Capitalization Service
   Class II                                           $       --      $     (57)       $    (57)
LVIP American Growth Service Class II                         --           (368)           (368)
LVIP American Growth-Income Service Class II                  --           (184)           (184)
LVIP American International Service Class II                  --            (55)            (55)
LVIP Baron Growth Opportunities Service Class                 --        (97,874)        (97,874)
LVIP BlackRock Inflation Protected Bond Service
   Class                                                   7,662         (1,660)          6,002
LVIP Capital Growth Service Class                             --        (16,207)        (16,207)
LVIP Cohen & Steers Global Real Estate Service Class          --        (73,173)        (73,173)
LVIP Columbia Value Opportunities Service Class               --        (10,246)        (10,246)
LVIP Delaware Bond Standard Class                        435,018       (212,208)        222,810
LVIP Delaware Bond Service Class                       1,471,565       (809,406)        662,159
LVIP Delaware Diversified Floating Rate Service
   Class                                                   2,317           (903)          1,414
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          9,449         (5,499)          3,950
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                          83,281        (55,995)         27,286
LVIP Delaware Growth and Income Service Class              8,509        (20,076)        (11,567)
LVIP Delaware Social Awareness Standard Class              4,661        (12,096)         (7,435)
LVIP Delaware Social Awareness Service Class               5,689        (34,336)        (28,647)
LVIP Delaware Special Opportunities Service Class          3,790        (16,815)        (13,025)
LVIP Global Income Service Class                         157,430        (75,160)         82,270
LVIP Janus Capital Appreciation Standard Class               846         (1,788)           (942)
LVIP Janus Capital Appreciation Service Class              8,242        (26,671)        (18,429)
LVIP JPMorgan High Yield Service Class                       480            (97)            383
LVIP MFS International Growth Service Class               13,175        (37,669)        (24,494)
LVIP MFS Value Service Class                              73,031        (96,189)        (23,158)
LVIP Mid-Cap Value Service Class                             206        (38,920)        (38,714)
LVIP Mondrian International Value Standard Class          58,188        (30,406)         27,782
LVIP Mondrian International Value Service Class          225,895       (123,845)        102,050
LVIP Money Market Standard Class                           2,234        (72,251)        (70,017)
LVIP Money Market Service Class                            6,872       (273,700)       (266,828)
LVIP SSgA Bond Index Service Class                       487,025       (396,550)         90,475
LVIP SSgA Conservative Structured Allocation Service
   Class                                                      --            (41)            (41)
LVIP SSgA Developed International 150 Service Class       42,031        (58,475)        (16,444)
LVIP SSgA Emerging Markets 100 Service Class              51,509        (75,530)        (24,021)
LVIP SSgA Global Tactical Allocation Service Class        25,243        (52,793)        (27,550)
LVIP SSgA International Index Service Class               73,257        (86,914)        (13,657)
LVIP SSgA Large Cap 100 Service Class                    101,232       (135,030)        (33,798)
LVIP SSgA Moderate Index Allocation Service Class             --           (375)           (375)
LVIP SSgA Moderate Structured Allocation Service
   Class                                                      --           (536)           (536)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                              --            (70)            (70)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                                   --           (503)           (503)
LVIP SSgA S&P 500 Index Standard Class                     4,849         (4,883)            (34)
LVIP SSgA S&P 500 Index Service Class                    143,747       (227,813)        (84,066)
LVIP SSgA Small-Cap Index Service Class                   14,843        (73,583)        (58,740)
LVIP SSgA Small-Mid Cap 200 Service Class                 42,913        (39,236)          3,677
LVIP T. Rowe Price Growth Stock Service Class                 --        (30,197)        (30,197)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                             --         (1,865)         (1,865)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                              --        (38,415)        (38,415)
LVIP Templeton Growth Service Class                       63,359        (62,147)          1,212
LVIP Turner Mid-Cap Growth Service Class                      --        (20,291)        (20,291)
LVIP Wells Fargo Intrinsic Value Service Class             8,782        (21,028)        (12,246)
LVIP Wilshire 2010 Profile Service Class                   7,504        (14,915)         (7,411)
LVIP Wilshire 2020 Profile Service Class                   3,113         (8,220)         (5,107)
LVIP Wilshire 2030 Profile Service Class                   2,287         (6,323)         (4,036)
LVIP Wilshire 2040 Profile Service Class                     390         (1,669)         (1,279)
LVIP Wilshire Conservative Profile Service Class         401,524       (190,778)        210,746
LVIP Wilshire Moderate Profile Service Class             959,979       (568,846)        391,133
LVIP Wilshire Moderately Aggressive Profile Service
   Class                                                 442,346       (260,959)        181,387

                                                                       DIVIDENDS                      NET CHANGE       NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)     GAIN ON       GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP American Global Small Capitalization Service
   Class II                                             $        1     $       --    $         1      $    2,200       $    2,144
LVIP American Growth Service Class II                            7             --              7          10,015            9,654
LVIP American Growth-Income Service Class II                     2             --              2           3,318            3,136
LVIP American International Service Class II                    --             --             --           1,374            1,319
LVIP Baron Growth Opportunities Service Class              (46,244)            --        (46,244)      1,497,547        1,353,429
LVIP BlackRock Inflation Protected Bond Service
   Class                                                       (27)            --            (27)        (25,197)         (19,222)
LVIP Capital Growth Service Class                            4,430             --          4,430         253,970          242,193
LVIP Cohen & Steers Global Real Estate Service Class        10,566             --         10,566         728,379          665,772
LVIP Columbia Value Opportunities Service Class            (14,712)            --        (14,712)        158,702          133,744
LVIP Delaware Bond Standard Class                          314,589        265,141        579,730         147,427          949,967
LVIP Delaware Bond Service Class                         1,517,981      1,007,819      2,525,800         (97,685)       3,090,274
LVIP Delaware Diversified Floating Rate Service
   Class                                                        (2)            --             (2)         (1,482)             (70)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          (22,650)            --        (22,650)         55,545           36,845
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                           (32,047)            --        (32,047)        334,006          329,245
LVIP Delaware Growth and Income Service Class              (53,094)            --        (53,094)        181,378          116,717
LVIP Delaware Social Awareness Standard Class                7,800             --          7,800          75,258           75,623
LVIP Delaware Social Awareness Service Class               (28,343)            --        (28,343)        255,194          198,204
LVIP Delaware Special Opportunities Service Class           73,718             --         73,718         116,778          177,471
LVIP Global Income Service Class                            17,114             --         17,114         144,626          244,010
LVIP Janus Capital Appreciation Standard Class              11,972             --         11,972            (210)          10,820
LVIP Janus Capital Appreciation Service Class               12,092             --         12,092         150,982          144,645
LVIP JPMorgan High Yield Service Class                          --             --             --             373              756
LVIP MFS International Growth Service Class                (82,452)            --        (82,452)        397,937          290,991
LVIP MFS Value Service Class                                48,205             --         48,205         640,652          665,699
LVIP Mid-Cap Value Service Class                            25,060             --         25,060         521,941          508,287
LVIP Mondrian International Value Standard Class           (98,422)            --        (98,422)         43,114          (27,526)
LVIP Mondrian International Value Service Class           (321,910)            --       (321,910)        203,114          (16,746)
LVIP Money Market Standard Class                                --             18             18              --          (69,999)
LVIP Money Market Service Class                                  1             66             67              (1)        (266,762)
LVIP SSgA Bond Index Service Class                         370,007             --        370,007         160,961          621,443
LVIP SSgA Conservative Structured Allocation Service
   Class                                                        --             --             --             580              539
LVIP SSgA Developed International 150 Service Class        144,137             --        144,137         171,630          299,323
LVIP SSgA Emerging Markets 100 Service Class               652,647             --        652,647         555,206        1,183,832
LVIP SSgA Global Tactical Allocation Service Class        (144,545)            --       (144,545)        384,054          211,959
LVIP SSgA International Index Service Class                179,144             --        179,144         324,607          490,094
LVIP SSgA Large Cap 100 Service Class                      479,247             --        479,247         962,854        1,408,303
LVIP SSgA Moderate Index Allocation Service Class              144             --            144           5,095            4,864
LVIP SSgA Moderate Structured Allocation Service
   Class                                                         3             --              3           8,091            7,558
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                                --             --             --           1,139            1,069
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                                      3             --              3           8,623            8,123
LVIP SSgA S&P 500 Index Standard Class                      12,548             --         12,548          34,062           46,576
LVIP SSgA S&P 500 Index Service Class                      403,949             --        403,949       1,598,916        1,918,799
LVIP SSgA Small-Cap Index Service Class                    191,964             --        191,964         944,027        1,077,251
LVIP SSgA Small-Mid Cap 200 Service Class                  209,381             --        209,381         371,367          584,425
LVIP T. Rowe Price Growth Stock Service Class               55,466             --         55,466         242,272          267,541
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           10,959             --         10,959          15,085           24,179
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                            51,627             --         51,627         529,660          542,872
LVIP Templeton Growth Service Class                        (99,888)            --        (99,888)        289,539          190,863
LVIP Turner Mid-Cap Growth Service Class                   (17,107)            --        (17,107)        317,622          280,224
LVIP Wells Fargo Intrinsic Value Service Class            (158,610)            --       (158,610)        296,646          125,790
LVIP Wilshire 2010 Profile Service Class                    11,938             --         11,938          75,866           80,393
LVIP Wilshire 2020 Profile Service Class                     3,138             --          3,138          47,083           45,114
LVIP Wilshire 2030 Profile Service Class                    26,518             --         26,518          19,699           42,181
LVIP Wilshire 2040 Profile Service Class                    (5,766)            --         (5,766)         18,040           10,995
LVIP Wilshire Conservative Profile Service Class           131,404             --        131,404         586,986          929,136
LVIP Wilshire Moderate Profile Service Class               (72,840)            --        (72,840)      3,055,287        3,373,580
LVIP Wilshire Moderately Aggressive Profile Service
   Class                                                  (139,767)            --       (139,767)      1,683,493        1,725,113

See accompanying notes.

                                                       DIVIDENDS
                                                         FROM       MORTALITY AND         NET
                                                      INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------------
Lord Abbett Fundamental Equity Class VC                $    100       $    (129)       $    (29)
MFS VIT Core Equity Service Class                           802          (1,461)           (659)
MFS VIT Growth Initial Class                                180          (2,119)         (1,939)
MFS VIT Growth Service Class                                 --          (5,272)         (5,272)
MFS VIT Total Return Initial Class                       26,256         (12,735)         13,521
MFS VIT Total Return Service Class                      381,351        (245,267)        136,084
MFS VIT Utilities Initial Class                          17,627          (7,750)          9,877
MFS VIT Utilities Service Class                         314,892        (171,278)        143,614
NB AMT Mid-Cap Growth I Class                                --         (67,272)        (67,272)
NB AMT Regency I Class                                   32,574         (77,433)        (44,859)
Oppenheimer Global Securities Service Class                  --            (257)           (257)
PIMCO VIT Commodity Real Return Advisor Class            80,481          (8,027)         72,454
Putnam VT Global Health Care Class IB                     1,718          (1,358)            360
Putnam VT Growth & Income Class IB                          800            (849)            (49)

                                                                       DIVIDENDS                      NET CHANGE       NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                        GAIN (LOSS)     GAIN ON       GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Fundamental Equity Class VC                 $     184        $    --      $     184       $    4,907       $    5,062
MFS VIT Core Equity Service Class                           2,405             --          2,405            9,863           11,609
MFS VIT Growth Initial Class                                9,122             --          9,122           12,154           19,337
MFS VIT Growth Service Class                               12,928             --         12,928           34,911           42,567
MFS VIT Total Return Initial Class                        (17,017)            --        (17,017)          73,292           69,796
MFS VIT Total Return Service Class                       (182,075)            --       (182,075)       1,194,539        1,148,548
MFS VIT Utilities Initial Class                             3,525             --          3,525           48,727           62,129
MFS VIT Utilities Service Class                          (146,636)            --       (146,636)       1,181,973        1,178,951
NB AMT Mid-Cap Growth I Class                             160,576             --        160,576          873,824          967,128
NB AMT Regency I Class                                    (92,827)            --        (92,827)       1,169,712        1,032,026
Oppenheimer Global Securities Service Class                   409             --            409            9,687            9,839
PIMCO VIT Commodity Real Return Advisor Class              (7,006)        12,938          5,932           65,839          144,225
Putnam VT Global Health Care Class IB                       1,861             --          1,861             (474)           1,747
Putnam VT Growth & Income Class IB                           (345)            --           (345)           6,906            6,512

See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2009 AND 2010

                                                   ABVPSF
                                                   GLOBAL      ABVPSF        ABVPSF       ABVPSF
                                                  THEMATIC     GROWTH    INTERNATIONAL   LARGE CAP
                                                   GROWTH    AND INCOME      VALUE        GROWTH
                                                   CLASS B    CLASS B       CLASS B       CLASS B
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $1,422,126  $6,545,593   $ 6,298,328   $ 802,609
Changes From Operations:
   - Net investment income (loss)                   (24,888)    123,876       (37,547)    (12,213)
   - Net realized gain (loss) on investments       (229,465)   (954,027)   (1,352,368)    (41,953)
   - Net change in unrealized appreciation or
     depreciation on investments                    859,430   1,885,399     3,421,677     289,042
                                                 ----------  ----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  605,077   1,055,248     2,031,762     234,876
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             110,644     134,891       458,915       9,582
   - Contract withdrawals and transfers to
     annuity reserves                              (246,590)   (521,918)     (321,295)   (158,161)
   - Contract transfers                            (156,347)   (426,929)     (444,269)    (18,605)
                                                 ----------  ----------   -----------   ---------
                                                   (292,293)   (813,956)     (306,649)   (167,184)
   Annuity Reserves:
   - Annuity Payments                                    --        (300)           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --          21            --          --
                                                 ----------  ----------   -----------   ---------
                                                         --        (279)           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (292,293)   (814,235)     (306,649)   (167,184)
                                                 ----------  ----------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             312,784     241,013     1,725,113      67,692
                                                 ----------  ----------   -----------   ---------
NET ASSETS AT DECEMBER 31, 2009                   1,734,910   6,786,606     8,023,441     870,301
Changes From Operations:
   - Net investment income (loss)                     6,709    (110,419)       84,989      (9,592)
   - Net realized gain (loss) on investments        (11,401)   (458,766)     (737,950)      6,059
   - Net change in unrealized appreciation or
     depreciation on investments                    225,894   1,298,774       884,858      60,645
                                                 ----------  ----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  221,202     729,589       231,897      57,112
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             133,624     320,254       594,591          91
   - Contract withdrawals and transfers to
     annuity reserves                              (337,621)   (769,551)     (535,035)   (186,009)
   - Contract transfers                             (53,938)    206,381       (51,169)     17,137
                                                 ----------  ----------   -----------   ---------
                                                   (257,935)   (242,916)        8,387    (168,781)
   Annuity Reserves:
   - Transfer from accumulation units                    --      10,249            --          --
   - Annuity Payments                                    --        (410)           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --          29            --          --
                                                 ----------  ----------   -----------   ---------
                                                         --       9,868            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (257,935)   (233,048)        8,387    (168,781)
                                                 ----------  ----------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (36,733)    496,541       240,284    (111,669)
                                                 ----------  ----------   -----------   ---------
NET ASSETS AT DECEMBER 31, 2010                  $1,698,177  $7,283,147   $ 8,263,725   $ 758,632
                                                 ==========  ==========   ===========   =========

                                                                  AMERICAN                      AMERICAN
                                                    ABVPSF       CENTURY VP                       FUNDS        AMERICAN
                                                 SMALL/MID CAP   INFLATION   AMERICAN FUNDS   GLOBAL SMALL       FUNDS
                                                     VALUE       PROTECTION   GLOBAL GROWTH  CAPITALIZATION     GROWTH
                                                    CLASS B       CLASS II       CLASS 2         CLASS 2        CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $3,564,791    $16,622,077   $11,336,240     $ 7,813,603    $65,510,396
Changes From Operations:
   - Net investment income (loss)                    (41,265)        21,286       (30,159)       (141,392)      (751,650)
   - Net realized gain (loss) on investments        (103,277)       (94,955)     (750,046)     (1,182,554)    (5,334,396)
   - Net change in unrealized appreciation or
     depreciation on investments                   1,843,799      1,393,615     5,184,204       6,067,568     30,149,481
                                                  ----------    -----------   -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,699,257      1,319,946     4,403,999       4,743,622     24,063,435
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              431,182      1,408,406       531,550         617,453      2,999,426
   - Contract withdrawals and transfers to
     annuity reserves                               (219,767)    (2,104,242)     (540,030)       (649,569)    (4,791,257)
   - Contract transfers                              965,939      5,350,772       115,976       1,511,159     (3,209,210)
                                                  ----------    -----------   -----------     -----------    -----------
                                                   1,177,354      4,654,936       107,496       1,479,043     (5,001,041)
   Annuity Reserves:
   - Annuity Payments                                     --         (3,612)           --              --         (1,468)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            188            --              --             57
                                                  ----------    -----------   -----------     -----------    -----------
                                                          --         (3,424)           --              --         (1,411)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,177,354      4,651,512       107,496       1,479,043     (5,002,452)
                                                  ----------    -----------   -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,876,611      5,971,458     4,511,495       6,222,665     19,060,983
                                                  ----------    -----------   -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                    6,441,402     22,593,535    15,847,735      14,036,268     84,571,379
Changes From Operations:
   - Net investment income (loss)                    (97,686)        (1,067)      (30,910)          1,430       (783,888)
   - Net realized gain (loss) on investments          89,211        301,623      (105,957)       (243,991)    (2,213,335)
   - Net change in unrealized appreciation or
     depreciation on investments                   1,598,448        308,918     1,721,099       2,885,395     16,257,656
                                                  ----------    -----------   -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,589,973        609,474     1,584,232       2,642,834     13,260,433
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              329,833      3,542,400       857,305       1,129,785      4,926,673
   - Contract withdrawals and transfers to
     annuity reserves                               (448,338)    (2,053,570)     (904,331)     (1,009,270)    (6,908,989)
   - Contract transfers                            1,090,197       (339,671)      158,537        (303,837)    (2,606,372)
                                                  ----------    -----------   -----------     -----------    -----------
                                                     971,692      1,149,159       111,511        (183,322)    (4,588,688)
   Annuity Reserves:
   - Transfer from accumulation units                     --             --            --              --         10,249
   - Annuity Payments                                     --         (3,703)           --              --         (1,849)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            292            --              --            102
                                                  ----------    -----------   -----------     -----------    -----------
                                                          --         (3,411)           --              --          8,502
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            971,692      1,145,748       111,511        (183,322)    (4,580,186)
                                                  ----------    -----------   -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,561,665      1,755,222     1,695,743       2,459,512      8,680,247
                                                  ----------    -----------   -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                   $9,003,067    $24,348,757   $17,543,478     $16,495,780    $93,251,626
                                                  ==========    ===========   ===========     ===========    ===========

                                                   AMERICAN                                      DELAWARE
                                                     FUNDS      AMERICAN        BLACKROCK          VIP
                                                    GROWTH-       FUNDS          GLOBAL        DIVERSIFIED
                                                    INCOME    INTERNATIONAL  ALLOCATION V.I.      INCOME
                                                    CLASS 2      CLASS 2        CLASS III     SERVICE CLASS
                                                  SUBACCOUNT   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $65,081,606   $32,607,236     $        --     $19,410,248
Changes From Operations:
   - Net investment income (loss)                    (63,497)      (36,961)         14,415         900,908
   - Net realized gain (loss) on investments      (4,687,592)   (1,860,736)          4,166         126,053
   - Net change in unrealized appreciation or
     depreciation on investments                  23,033,418    14,528,917          29,862       4,063,317
                                                 -----------   -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                18,282,329    12,631,220          48,443       5,090,278
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,505,985     1,219,558         804,323       2,235,974
   - Contract withdrawals and transfers to
     annuity reserves                             (4,758,236)   (2,395,777)         (5,817)     (1,557,786)
   - Contract transfers                           (4,200,427)     (973,200)      1,081,926       5,194,740
                                                 -----------   -----------     -----------     -----------
                                                  (6,452,678)   (2,149,419)      1,880,432       5,872,928
   Annuity Reserves:
   - Annuity Payments                                 (1,426)       (1,352)             --          (2,957)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                44            91              --             164
                                                 -----------   -----------     -----------     -----------
                                                      (1,382)       (1,261)             --          (2,793)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (6,454,060)   (2,150,680)      1,880,432       5,870,135
                                                 -----------   -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           11,828,269    10,480,540       1,928,875      10,960,413
                                                 -----------   -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                   76,909,875    43,087,776       1,928,875      30,370,661
Changes From Operations:
   - Net investment income (loss)                    (84,258)      166,420          27,699         916,960
   - Net realized gain (loss) on investments      (2,152,064)     (598,607)        119,480       1,052,812
   - Net change in unrealized appreciation or
     depreciation on investments                   9,395,908     2,751,183         682,755         191,465
                                                 -----------   -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 7,159,586     2,318,996         829,934       2,161,237
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            3,555,058     3,085,709       7,167,060       7,732,978
   - Contract withdrawals and transfers to
     annuity reserves                             (6,671,069)   (3,349,701)       (403,094)     (4,077,226)
   - Contract transfers                            2,608,218    (1,077,499)      4,283,334       8,219,962
                                                 -----------   -----------     -----------     -----------
                                                    (507,793)   (1,341,491)     11,047,300      11,875,714
   Annuity Reserves:
   - Transfer from accumulation units                     --            --              --              --
   - Annuity Payments                                 (1,610)       (1,597)             --          (3,308)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                89           132              --             260
                                                 -----------   -----------     -----------     -----------
                                                      (1,521)       (1,465)             --          (3,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (509,314)   (1,342,956)     11,047,300      11,872,666
                                                 -----------   -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            6,650,272       976,040      11,877,234      14,033,903
                                                 -----------   -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                  $83,560,147   $44,063,816     $13,806,109     $44,404,564
                                                 ===========   ===========     ===========     ===========

See accompanying notes.

                                                   DELAWARE                                    DELAWARE VIP
                                                      VIP          DELAWARE       DELAWARE     LIMITED-TERM
                                                   EMERGING          VIP             VIP        DIVERSIFIED
                                                    MARKETS       HIGH YIELD     HIGH YIELD       INCOME
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $ 8,985,568     $ 628,708      $ 8,670,568    $ 1,854,976
Changes From Operations:
   - Net investment income (loss)                     (86,988)       42,963          649,877         66,625
   - Net realized gain (loss) on investments         (550,482)      (20,731)        (363,546)        40,414
   - Net change in unrealized appreciation or
     depreciation on investments                    7,122,221       231,460        4,080,994        241,039
                                                  -----------     ---------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  6,484,751       253,692        4,367,325        348,078
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               516,601         9,422          752,253      1,686,446
   - Contract withdrawals and transfers to
     annuity reserves                                (788,435)     (216,721)      (1,022,770)      (350,495)
   - Contract transfers                              (484,354)      (15,601)       1,261,706      2,419,640
                                                  -----------     ---------      -----------    -----------
                                                     (756,188)     (222,900)         991,189      3,755,591
   Annuity Reserves:
   - Annuity Payments                                    (808)         (281)              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 52            22               --             --
                                                  -----------     ---------      -----------    -----------
                                                         (756)         (259)              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (756,944)     (223,159)         991,189      3,755,591
                                                  -----------     ---------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             5,727,807        30,533        5,358,514      4,103,669
                                                  -----------     ---------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                    14,713,375       659,241       14,029,082      5,958,645
Changes From Operations:
   - Net investment income (loss)                    (160,078)       42,640          859,281         42,930
   - Net realized gain (loss) on investments          131,757        15,412          235,024        178,267
   - Net change in unrealized appreciation or
     depreciation on investments                    2,446,725        27,817          707,240        (26,579)
                                                  -----------     ---------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,418,404        85,869        1,801,545        194,618
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,153,503            73        1,683,756      5,692,793
   - Contract withdrawals and transfers to
     annuity reserves                                (971,983)      (78,305)      (1,608,313)      (850,407)
   - Contract transfers                              (714,824)      (15,018)         487,954      2,160,837
                                                  -----------     ---------      -----------    -----------
                                                      466,696       (93,250)         563,397      7,003,223
   Annuity Reserves:
   - Transfer from accumulation units                      --            --               --             --
   - Annuity Payments                                  (1,031)         (380)              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 87            33               --             --
                                                  -----------     ---------      -----------    -----------
                                                         (944)         (347)              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             465,752       (93,597)         563,397      7,003,223
                                                  -----------     ---------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,884,156        (7,728)       2,364,942      7,197,841
                                                  -----------     ---------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                   $17,597,531     $ 651,513      $16,394,024    $13,156,486
                                                  ===========     =========      ===========    ===========

                                                                                 DELAWARE VIP    DELAWARE VIP   DELAWARE VIP
                                                    DELAWARE       DELAWARE        SMALL CAP      SMALL CAP       SMID CAP
                                                    VIP REIT       VIP REIT          VALUE          VALUE          GROWTH
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $ 756,320      $ 8,055,493     $ 880,274      $11,838,703      $     --
Changes From Operations:
   - Net investment income (loss)                     22,725          198,478        (3,487)        (126,473)           --
   - Net realized gain (loss) on investments        (144,682)      (2,450,016)      (42,546)        (941,150)           --
   - Net change in unrealized appreciation or
     depreciation on investments                     261,418        3,837,716       275,519        4,419,825            --
                                                   ---------      -----------     ---------      -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   139,461        1,586,178       229,486        3,352,202            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                4,010          169,833           312          263,216            --
   - Contract withdrawals and transfers to
     annuity reserves                                (43,029)        (667,755)      (98,746)        (637,065)           --
   - Contract transfers                              (57,965)        (355,590)      (75,246)        (289,588)           --
                                                   ---------      -----------     ---------      -----------      --------
                                                     (96,984)        (853,512)     (173,680)        (663,437)           --
   Annuity Reserves:
   - Annuity Payments                                     --               --        (1,471)              --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --            19               --            --
                                                   ---------      -----------     ---------      -----------      --------
                                                          --               --        (1,452)              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (96,984)        (853,512)     (175,132)        (663,437)           --
                                                   ---------      -----------     ---------      -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               42,477          732,666        54,354        2,688,765            --
                                                   ---------      -----------     ---------      -----------      --------
NET ASSETS AT DECEMBER 31, 2009                      798,797        8,788,159       934,628       14,527,468            --
Changes From Operations:
   - Net investment income (loss)                     10,965           98,881        (6,868)        (189,661)       (1,524)
   - Net realized gain (loss) on investments         (99,064)      (1,883,863)       37,714          (96,449)        1,518
   - Net change in unrealized appreciation or
     depreciation on investments                     266,862        3,839,312       201,732        4,403,182        58,782
                                                   ---------      -----------     ---------      -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   178,763        2,054,330       232,578        4,117,072        58,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   84          829,710         2,234        1,474,002            --
   - Contract withdrawals and transfers to
     annuity reserves                               (116,857)      (1,179,870)     (209,620)      (1,214,527)      (20,570)
   - Contract transfers                              (70,367)        (161,756)      (61,853)        (801,895)      442,965
                                                   ---------      -----------     ---------      -----------      --------
                                                    (187,140)        (511,916)     (269,239)        (542,420)      422,395
   Annuity Reserves:
   - Transfer from accumulation units                     --           10,249            --               --            --
   - Annuity Payments                                     --              (59)       (1,355)              --         4,335
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --            32               --            28
                                                   ---------      -----------     ---------      -----------      --------
                                                          --           10,190        (1,323)              --         4,363
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (187,140)        (501,726)     (270,562)        (542,420)      426,758
                                                   ---------      -----------     ---------      -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (8,377)       1,552,604       (37,984)       3,574,652       485,534
                                                   ---------      -----------     ---------      -----------      --------
NET ASSETS AT DECEMBER 31, 2010                    $ 790,420      $10,340,763     $ 896,644      $18,102,120      $485,534
                                                   =========      ===========     =========      ===========      ========

                                                  DELAWARE VIP
                                                    SMID CAP       DELAWARE       DELAWARE     DELAWARE VIP
                                                     GROWTH        VIP TREND      VIP TREND     U.S. GROWTH
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $       --      $ 401,917      $ 2,895,182    $1,437,444
Changes From Operations:
   - Net investment income (loss)                         --         (5,964)         (54,094)      (25,035)
   - Net realized gain (loss) on investments              --        (46,771)        (332,900)      (66,588)
   - Net change in unrealized appreciation or
     depreciation on investments                          --        232,740        1,800,688       650,994
                                                  ----------      ---------      ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --        180,005        1,413,694       559,371
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --             --           28,888       147,075
   - Contract withdrawals and transfers to
     annuity reserves                                     --        (64,024)        (271,485)      (83,764)
   - Contract transfers                                   --        (24,858)         (77,046)     (104,618)
                                                  ----------      ---------      -----------    ----------
                                                          --        (88,882)        (319,643)      (41,307)
   Annuity Reserves:
   - Annuity Payments                                     --           (189)              --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             17               --            --
                                                  ----------      ---------      -----------    ----------
                                                          --           (172)              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --        (89,054)        (319,643)      (41,307)
                                                  ----------      ---------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --         90,951        1,094,051       518,064
                                                  ----------      ---------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2009                           --        492,868        3,989,233     1,955,508
Changes From Operations:
   - Net investment income (loss)                    (22,019)        (4,701)         (54,870)      (29,780)
   - Net realized gain (loss) on investments          31,075         76,097          493,714        23,982
   - Net change in unrealized appreciation or
     depreciation on investments                     687,849          5,781          330,506       247,047
                                                  ----------      ---------      -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   696,905         77,177          769,350       241,249
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               25,888            600          149,226       324,708
   - Contract withdrawals and transfers to
     annuity reserves                               (114,303)      (144,333)        (388,390)     (277,007)
   - Contract transfers                            5,815,944       (421,688)      (4,519,419)      200,922
                                                  ----------      ---------      -----------    ----------
                                                   5,727,529       (565,421)      (4,758,583)      248,623
   Annuity Reserves:
   - Transfer from accumulation units                     --             --               --            --
   - Annuity Payments                                     --         (4,624)              --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --               --            --
                                                  ----------      ---------      -----------    ----------
                                                          --         (4,624)              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          5,727,529       (570,045)      (4,758,583)      248,623
                                                  ----------      ---------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            6,424,434       (492,868)      (3,989,233)      489,872
                                                  ----------      ---------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                   $6,424,434      $      --      $        --    $2,445,380
                                                  ==========      =========      ===========    ==========

See accompanying notes.

                                                                                    DWS VIP        DWS VIP
                                                    DELAWARE       DELAWARE       ALTERNATIVE     EQUITY 500
                                                    VIP VALUE      VIP VALUE    ASSET ALLOCATION    INDEX
                                                 STANDARD CLASS  SERVICE CLASS    PLUS CLASS B     CLASS A
                                                   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $ 316,031      $6,481,523       $       --     $2,872,840
Changes From Operations:
   - Net investment income (loss)                      3,466          79,543             (158)        37,418
   - Net realized gain (loss) on investments         (66,986)       (827,397)              22       (113,485)
   - Net change in unrealized appreciation or
     depreciation on investments                      98,081       1,653,162            1,416        685,839
                                                   ---------      ----------       ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    34,561         905,308            1,280        609,772
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --         257,803           25,055          6,699
   - Contract withdrawals and transfers to
     annuity reserves                                (61,618)       (482,509)         (10,302)      (395,491)
   - Contract transfers                              (25,255)       (206,449)          33,737       (120,567)
                                                   ---------      ----------       ----------     ----------
                                                     (86,873)       (431,155)          48,490       (509,359)
   Annuity Reserves:
   - Annuity Payments                                     --              --               --        (73,538)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --               --            (29)
                                                   ---------      ----------       ----------     ----------
                                                          --              --               --        (73,567)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (86,873)       (431,155)          48,490       (582,926)
                                                   ---------      ----------       ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (52,312)        474,153           49,770         26,846
                                                   ---------      ----------       ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                      263,719       6,955,676           49,770      2,899,686
Changes From Operations:
   - Net investment income (loss)                      3,100          38,098           (9,811)        10,990
   - Net realized gain (loss) on investments          (9,456)       (311,966)           9,897         12,151
   - Net change in unrealized appreciation or
     depreciation on investments                      29,693       1,165,316          133,338        254,098
                                                   ---------      ----------       ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    23,337         891,448          133,424        277,239
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --         248,907          422,456         31,742
   - Contract withdrawals and transfers to
     annuity reserves                                (50,655)       (659,044)         (28,596)      (479,316)
   - Contract transfers                              (51,818)        165,384        3,262,445       (301,925)
                                                   ---------      ----------       ----------     ----------
                                                    (102,473)       (244,753)       3,656,305       (749,499)
   Annuity Reserves:
   - Transfer from accumulation units                     --              --               --             --
   - Annuity Payments                                     --              --               --        (85,768)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --               --             16
                                                   ---------      ----------       ----------     ----------
                                                          --              --               --        (85,752)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (102,473)       (244,753)       3,656,305       (835,251)
                                                   ---------      ----------       ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (79,136)        646,695        3,789,729       (558,012)
                                                   ---------      ----------       ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                    $ 184,583      $7,602,371       $3,839,499     $2,341,674
                                                   =========      ==========       ==========     ==========

                                                  DWS VIP     DWS VIP     DWS VIP    FIDELITY VIP   FIDELITY VIP
                                                 EQUITY 500  SMALL CAP   SMALL CAP    CONTRAFUND   EQUITY-INCOME
                                                   INDEX       INDEX       INDEX       SERVICE        INITIAL
                                                  CLASS B     CLASS A     CLASS B      CLASS 2         CLASS
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $3,199,057  $ 674,464   $1,833,481  $26,189,519     $ 667,683
Changes From Operations:
   - Net investment income (loss)                    34,395      2,123       (1,412)    (134,989)        5,016
   - Net realized gain (loss) on investments       (165,350)   (24,636)    (135,778)  (2,951,440)     (112,701)
   - Net change in unrealized appreciation or
     depreciation on investments                    852,327    164,575      544,162   11,546,033       258,402
                                                 ----------  ---------   ----------  -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  721,372    142,062      406,972    8,459,604       150,717
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              54,898          8        6,282    1,179,672         9,799
   - Contract withdrawals and transfers to
     annuity reserves                              (270,842)   (96,367)     (80,183)  (1,450,055)     (133,469)
   - Contract transfers                            (341,827)   (56,329)    (297,883)    (142,139)      (33,332)
                                                 ----------  ---------   ----------  -----------     ---------
                                                   (557,771)  (152,688)    (371,784)    (412,522)     (157,002)
   Annuity Reserves:
   - Annuity Payments                                  (588)        --           --           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               34         --           --           --            --
                                                 ----------  ---------   ----------  -----------     ---------
                                                       (554)        --           --           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (558,325)  (152,688)    (371,784)    (412,522)     (157,002)
                                                 ----------  ---------   ----------  -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             163,047    (10,626)      35,188    8,047,082        (6,285)
                                                 ----------  ---------   ----------  -----------     ---------
NET ASSETS AT DECEMBER 31, 2009                   3,362,104    663,838    1,868,669   34,236,601       661,398
Changes From Operations:
   - Net investment income (loss)                     3,192     (3,690)     (20,167)    (220,036)        1,444
   - Net realized gain (loss) on investments        (70,247)   (56,283)    (133,711)  (1,422,555)      (46,676)
   - Net change in unrealized appreciation or
     depreciation on investments                    417,466    175,845      564,874    6,859,728       119,383
                                                 ----------  ---------   ----------  -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  350,411    115,872      410,996    5,217,137        74,151
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              20,675        100       43,164    3,609,748            57
   - Contract withdrawals and transfers to
     annuity reserves                              (437,638)  (192,681)    (234,132)  (2,516,532)     (106,634)
   - Contract transfers                            (208,095)     5,177     (141,708)    (306,953)      (39,027)
                                                 ----------  ---------   ----------  -----------     ---------
                                                   (625,058)  (187,404)    (332,676)     786,263      (145,604)
   Annuity Reserves:
   - Transfer from accumulation units                    --         --           --       10,249            --
   - Annuity Payments                                  (675)        --           --          (59)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               55         --           --           --            --
                                                 ----------  ---------   ----------  -----------     ---------
                                                       (620)        --           --       10,190            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (625,678)  (187,404)    (332,676)     796,453      (145,604)
                                                 ----------  ---------   ----------  -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (275,267)   (71,532)      78,320    6,013,590       (71,453)
                                                 ----------  ---------   ----------  -----------     ---------
NET ASSETS AT DECEMBER 31, 2010                  $3,086,837  $ 592,306   $1,946,989  $40,250,191     $ 589,945
                                                 ==========  =========   ==========  ===========     =========

                                                  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                 EQUITY-INCOME     GROWTH        GROWTH       MID CAP
                                                    SERVICE       INITIAL       SERVICE       SERVICE
                                                    CLASS 2        CLASS        CLASS 2       CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $2,067,281      $193,967     $2,237,876   $11,957,576
Changes From Operations:
   - Net investment income (loss)                      8,502        (1,923)       (30,583)     (166,657)
   - Net realized gain (loss) on investments        (355,397)       (8,318)      (233,064)   (1,219,237)
   - Net change in unrealized appreciation or
     depreciation on investments                     844,827        58,692        774,626     5,868,582
                                                  ----------      --------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   497,932        48,451        510,979     4,482,688
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               33,175         3,000         18,468       827,531
   - Contract withdrawals and transfers to
     annuity reserves                               (202,744)      (21,879)      (174,140)     (788,041)
   - Contract transfers                             (203,138)           --       (130,892)    1,140,833
                                                  ----------      --------     ----------   -----------
                                                    (372,707)      (18,879)      (286,564)    1,180,323
   Annuity Reserves:
   - Annuity Payments                                     --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --            --
                                                  ----------      --------     ----------   -----------
                                                          --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (372,707)      (18,879)      (286,564)    1,180,323
                                                  ----------      --------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              125,225        29,572        224,415     5,663,011
                                                  ----------      --------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2009                    2,192,506       223,539      2,462,291    17,620,587
Changes From Operations:
   - Net investment income (loss)                       (600)       (2,331)       (42,592)     (296,091)
   - Net realized gain (loss) on investments        (126,262)       (1,749)       (42,348)     (104,935)
   - Net change in unrealized appreciation or
     depreciation on investments                     378,489        47,345        615,808     4,994,722
                                                  ----------      --------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   251,627        43,265        530,868     4,593,696
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               17,173            --        295,912     2,783,532
   - Contract withdrawals and transfers to
     annuity reserves                               (205,006)      (49,106)      (369,714)   (1,372,828)
   - Contract transfers                             (212,954)         (372)       170,585    (1,339,436)
                                                  ----------      --------     ----------   -----------
                                                    (400,787)      (49,478)        96,783        71,268
   Annuity Reserves:
   - Transfer from accumulation units                     --            --             --            --
   - Annuity Payments                                     --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --            --
                                                  ----------      --------     ----------   -----------
                                                          --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (400,787)      (49,478)        96,783        71,268
                                                  ----------      --------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (149,160)       (6,213)       627,651     4,664,964
                                                  ----------      --------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                   $2,043,346      $217,326     $3,089,942   $22,285,551
                                                  ==========      ========     ==========   ===========

See accompanying notes.

                                                                                              FTVIPT
                                                                                FTVIPT       FRANKLIN
                                                 FIDELITY VIP  FIDELITY VIP    FRANKLIN   SMALL-MID CAP
                                                   OVERSEAS      OVERSEAS       INCOME        GROWTH
                                                   INITIAL        SERVICE     SECURITIES    SECURITIES
                                                    CLASS         CLASS 2      CLASS 2       CLASS 2
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $118,640     $3,816,208   $16,199,724   $5,415,804
Changes From Operations:
   - Net investment income (loss)                       503         12,998     1,223,904     (108,611)
   - Net realized gain (loss) on investments        (11,186)      (309,077)   (1,129,841)    (425,443)
   - Net change in unrealized appreciation or
     depreciation on investments                     29,669      1,180,039     5,534,470    2,796,528
                                                   --------     ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   18,986        883,960     5,628,533    2,262,474
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --         84,310     1,897,630      260,514
   - Contract withdrawals and transfers to
     annuity reserves                                (9,411)      (228,819)     (995,756)    (386,674)
   - Contract transfers                             (29,096)      (205,260)     (372,841)     424,185
                                                   --------     ----------   -----------   ----------
                                                    (38,507)      (349,769)      529,033      298,025
   Annuity Reserves:
   - Annuity Payments                                    --             --            --       (1,061)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --           --
                                                   --------     ----------   -----------   ----------
                                                         --             --            --       (1,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (38,507)      (349,769)      529,033      296,964
                                                   --------     ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (19,521)       534,191     6,157,566    2,559,438
                                                   --------     ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2009                      99,119      4,350,399    22,357,290    7,975,242
Changes From Operations:
   - Net investment income (loss)                       (11)       (17,787)    1,143,010     (137,501)
   - Net realized gain (loss) on investments         (1,061)      (218,741)     (575,418)     (77,993)
   - Net change in unrealized appreciation or
     depreciation on investments                     10,600        654,614     1,794,502    2,135,567
                                                   --------     ----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    9,528        418,086     2,362,094    1,920,073
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               2,022        210,884     2,223,771      324,348
   - Contract withdrawals and transfers to
     annuity reserves                                (9,665)      (429,918)   (1,315,402)    (608,894)
   - Contract transfers                                 125       (392,917)      187,510     (309,548)
                                                   --------     ----------   -----------   ----------
                                                     (7,518)      (611,951)    1,095,879     (594,094)
   Annuity Reserves:
   - Transfer from accumulation units                    --             --            --           --
   - Annuity Payments                                    --             --            --         (853)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --           --
                                                   --------     ----------   -----------   ----------
                                                         --             --            --         (853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (7,518)      (611,951)    1,095,879     (594,947)
                                                   --------     ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               2,010       (193,865)    3,457,973    1,325,126
                                                   --------     ----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2010                    $101,129     $4,156,534   $25,815,263   $9,300,368
                                                   ========     ==========   ===========   ==========

                                                                                        GOLDMAN
                                                    FTVIPT       FTVIPT      FTVIPT    SACHS VIT
                                                    MUTUAL     TEMPLETON   TEMPLETON   LARGE CAP   INVESCO V.I.
                                                    SHARES    GLOBAL BOND    GROWTH      VALUE       CAPITAL
                                                  SECURITIES   SECURITIES  SECURITIES   SERVICE    APPRECIATION
                                                   CLASS 2      CLASS 2     CLASS 2      CLASS       SERIES I
                                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $10,807,864  $13,020,428  $5,040,454   $     --     $181,176
Changes From Operations:
   - Net investment income (loss)                     38,485    1,940,958      77,317      1,271       (1,476)
   - Net realized gain (loss) on investments        (769,281)     117,257    (585,864)       393      (21,763)
   - Net change in unrealized appreciation or
     depreciation on investments                   3,455,495      312,385   1,804,892      2,947       51,247
                                                 -----------  -----------  ----------   --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 2,724,699    2,370,600   1,296,345      4,611       28,008
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              868,735    1,144,870      32,205     90,349        5,951
   - Contract withdrawals and transfers to
     annuity reserves                               (488,927)    (684,837)   (268,634)      (260)      (4,042)
   - Contract transfers                              751,124      848,701    (576,488)    24,335      (31,407)
                                                 -----------  -----------  ----------   --------     --------
                                                   1,130,932    1,308,734    (812,917)   114,424      (29,498)
   Annuity Reserves:
   - Annuity Payments                                     --           --      (1,076)        --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --           --          --         --           --
                                                 -----------  -----------  ----------   --------     --------
                                                          --           --      (1,076)        --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,130,932    1,308,734    (813,993)   114,424      (29,498)
                                                 -----------  -----------  ----------   --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,855,631    3,679,334     482,352    119,035       (1,490)
                                                 -----------  -----------  ----------   --------     --------
NET ASSETS AT DECEMBER 31, 2009                   14,663,495   16,699,762   5,522,806    119,035      179,686
Changes From Operations:
   - Net investment income (loss)                      2,192      (43,994)    (14,430)     1,126       (1,319)
   - Net realized gain (loss) on investments        (403,305)     475,641    (289,721)     2,305      (17,136)
   - Net change in unrealized appreciation or
     depreciation on investments                   1,896,734    1,528,601     570,801     63,342       40,856
                                                 -----------  -----------  ----------   --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,495,621    1,960,248     266,650     66,773       22,401
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,650,684      246,322      20,664    372,798       41,525
   - Contract withdrawals and transfers to
     annuity reserves                               (843,931)  (1,298,787)   (420,327)   (14,967)     (48,921)
   - Contract transfers                               82,132     (527,440)   (286,964)   313,692      (17,055)
                                                 -----------  -----------  ----------   --------     --------
                                                   1,888,885   (1,579,905)   (686,627)   671,523      (24,451)
   Annuity Reserves:
   - Transfer from accumulation units                     --           --          --         --           --
   - Annuity Payments                                     --           --        (797)        --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --           --          --         --           --
                                                 -----------  -----------  ----------   --------     --------
                                                          --           --        (797)        --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,888,885   (1,579,905)   (687,424)   671,523      (24,451)
                                                 -----------  -----------  ----------   --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,384,506      380,343    (420,774)   738,296       (2,050)
                                                 -----------  -----------  ----------   --------     --------
NET ASSETS AT DECEMBER 31, 2010                  $18,048,001  $17,080,105  $5,102,032   $857,331     $177,636
                                                 ===========  ===========  ==========   ========     ========



                                                 INVESCO V.I.                               INVESCO V.I.
                                                   CAPITAL     INVESCO V.I.  INVESCO V.I.  INTERNATIONAL
                                                 APPRECIATION  CORE EQUITY   CORE EQUITY       GROWTH
                                                  SERIES II      SERIES I     SERIES II       SERIES I
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $ 80,198     $ 560,729      $ 36,379      $178,491
Changes From Operations:
   - Net investment income (loss)                      (968)        1,286          (122)         (245)
   - Net realized gain (loss) on investments         (5,090)      (40,330)       (5,129)       12,104
   - Net change in unrealized appreciation or
     depreciation on investments                     19,542       151,404        10,266        15,010
                                                   --------     ---------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   13,484       112,360         5,015        26,869
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   7        14,714         1,500            --
   - Contract withdrawals and transfers to
     annuity reserves                                (7,435)      (99,581)       (8,959)      (27,033)
   - Contract transfers                                  --       (54,321)      (17,452)      (63,821)
                                                   --------     ---------      --------      --------
                                                     (7,428)     (139,188)      (24,911)      (90,854)
   Annuity Reserves:
   - Annuity Payments                                    --          (437)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --            (8)           --            --
                                                   --------     ---------      --------      --------
                                                         --          (445)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (7,428)     (139,633)      (24,911)      (90,854)
                                                   --------     ---------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               6,056       (27,273)      (19,896)      (63,985)
                                                   --------     ---------      --------      --------
NET ASSETS AT DECEMBER 31, 2009                      86,254       533,456        16,483       114,506
Changes From Operations:
   - Net investment income (loss)                      (825)       (2,327)         (149)        1,041
   - Net realized gain (loss) on investments         (5,703)        1,371          (686)        2,091
   - Net change in unrealized appreciation or
     depreciation on investments                     16,650        33,621           817         9,269
                                                   --------     ---------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   10,122        32,665           (18)       12,401
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  30            --         1,498            --
   - Contract withdrawals and transfers to
     annuity reserves                               (26,922)     (145,172)           (6)       (4,407)
   - Contract transfers                                  --          (474)       (8,727)          223
                                                   --------     ---------      --------      --------
                                                    (26,892)     (145,646)       (7,235)       (4,184)
   Annuity Reserves:
   - Transfer from accumulation units                    --            --            --            --
   - Annuity Payments                                    --          (487)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             4            --            --
                                                   --------     ---------      --------      --------
                                                         --          (483)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (26,892)     (146,129)       (7,235)       (4,184)
                                                   --------     ---------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (16,770)     (113,464)       (7,253)        8,217
                                                   --------     ---------      --------      --------
NET ASSETS AT DECEMBER 31, 2010                    $ 69,484     $ 419,992      $  9,230      $122,723
                                                   ========     =========      ========      ========

See accompanying notes.

                                                 INVESCO V.I.        JANUS            JANUS          JANUS
                                                 INTERNATIONAL    ASPEN SERIES    ASPEN SERIES   ASPEN SERIES
                                                    GROWTH      BALANCED SERVICE   ENTERPRISE      WORLDWIDE
                                                   SERIES II         CLASS        SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $171,182        $ 924,265       $ 592,797        $16,488
Changes From Operations:
   - Net investment income (loss)                       (225)           7,011         (10,270)           (45)
   - Net realized gain (loss) on investments          (5,084)          (2,654)         (5,364)        (1,284)
   - Net change in unrealized appreciation or
     depreciation on investments                      53,481          126,016         251,936          5,861
                                                    --------        ---------       ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    48,172          130,373         236,302          4,532
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --            4,576               5             --
   - Contract withdrawals and transfers to
     annuity reserves                                   (853)        (161,581)        (35,483)        (3,827)
   - Contract transfers                              (12,874)        (154,865)        (28,328)            14
                                                    --------        ---------       ---------        -------
                                                     (13,727)        (311,870)        (63,806)        (3,813)
   Annuity Reserves:
   - Annuity Payments                                     --               --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --              --             --
                                                    --------        ---------       ---------        -------
                                                          --               --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (13,727)        (311,870)        (63,806)        (3,813)
                                                    --------        ---------       ---------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               34,445         (181,497)        172,496            719
                                                    --------        ---------       ---------        -------
NET ASSETS AT DECEMBER 31, 2009                      205,627          742,768         765,293         17,207
Changes From Operations:
   - Net investment income (loss)                        541            6,238         (10,696)          (195)
   - Net realized gain (loss) on investments           3,164           15,224          55,466            400
   - Net change in unrealized appreciation or
     depreciation on investments                      17,620           18,546          97,522          2,571
                                                    --------        ---------       ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    21,325           40,008         142,292          2,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   13            2,017              66             --
   - Contract withdrawals and transfers to
     annuity reserves                                 (8,317)         (71,420)       (104,728)        (5,072)
   - Contract transfers                                1,215          (59,751)       (139,393)         5,393
                                                    --------        ---------       ---------        -------
                                                      (7,089)        (129,154)       (244,055)           321
   Annuity Reserves:
   - Transfer from accumulation units                     --               --              --             --
   - Annuity Payments                                     --               --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --              --             --
                                                    --------        ---------       ---------        -------
                                                          --               --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (7,089)        (129,154)       (244,055)           321
                                                    --------        ---------       ---------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               14,236          (89,146)       (101,763)         3,097
                                                    --------        ---------       ---------        -------
NET ASSETS AT DECEMBER 31, 2010                     $219,863        $ 653,622       $ 663,530        $20,304
                                                    ========        =========       =========        =======

                                                     LVIP              LVIP                             LVIP
                                                   AMERICAN          AMERICAN           LVIP           AMERICAN
                                                    GLOBAL         GLOBAL SMALL       AMERICAN          GROWTH-
                                                    GROWTH        CAPITALIZATION       GROWTH           INCOME
                                                 SERVICE CLASS II  SERVICE CLASS II SERVICE CLASS II SERVICE CLASS II
                                                  SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $     --          $    --          $     --         $     --
Changes From Operations:
   - Net investment income (loss)                        --               --                --               --
   - Net realized gain (loss) on investments             --               --                --               --
   - Net change in unrealized appreciation or
     depreciation on investments                         --               --                --               --
                                                   --------          -------          --------         --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --               --                --               --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --               --                --               --
   - Contract withdrawals and transfers to
     annuity reserves                                    --               --                --               --
   - Contract transfers                                  --               --                --               --
                                                   --------          -------          --------         --------
                                                         --               --                --               --
   Annuity Reserves:
   - Annuity Payments                                    --               --                --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --               --                --               --
                                                   --------          -------          --------         --------
                                                         --               --                --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --               --                --               --
                                                   --------          -------          --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --               --                --               --
                                                   --------          -------          --------         --------
NET ASSETS AT DECEMBER 31, 2009                          --               --                --               --
Changes From Operations:
   - Net investment income (loss)                       (91)             (57)             (368)            (184)
   - Net realized gain (loss) on investments              2                1                 7                2
   - Net change in unrealized appreciation or
     depreciation on investments                      2,884            2,200            10,015            3,318
                                                   --------          -------          --------         --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    2,795            2,144             9,654            3,136
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             126,424           72,377           387,285          368,300
   - Contract withdrawals and transfers to
     annuity reserves                                    --              (15)             (108)              (1)
   - Contract transfers                                  46            1,045             1,167               --
                                                   --------          -------          --------         --------
                                                    126,470           73,407           388,344          368,299
   Annuity Reserves:
   - Transfer from accumulation units                    --               --                --               --
   - Annuity Payments                                    --               --                --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --               --                --               --
                                                   --------          -------          --------         --------
                                                         --               --                --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           126,470           73,407           388,344          368,299
                                                   --------          -------          --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             129,265           75,551           397,998          371,435
                                                   --------          -------          --------         --------
NET ASSETS AT DECEMBER 31, 2010                    $129,265          $75,551          $397,998         $371,435
                                                   ========          =======          ========         ========

                                                                                      LVIP                           LVIP
                                                     LVIP           LVIP BARON     BLACKROCK                       COHEN &
                                                   AMERICAN           GROWTH       INFLATION         LVIP       STEERS GLOBAL
                                                 INTERNATIONAL    OPPORTUNITIES  PROTECTED BOND  CAPITAL GROWTH   REAL ESTATE
                                                 SERVICE CLASS II SERVICE CLASS   SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $     --      $3,672,296     $       --      $  558,156      $2,289,889
Changes From Operations:
   - Net investment income (loss)                        --         (71,178)            --          (9,543)        (46,809)
   - Net realized gain (loss) on investments             --        (379,336)            --         (71,567)       (288,885)
   - Net change in unrealized appreciation or
     depreciation on investments                         --       1,758,334             --         266,740       1,333,093
                                                   --------      ----------     ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --       1,307,820             --         185,630         997,399
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --         312,832             --         217,229         262,333
   - Contract withdrawals and transfers to
     annuity reserves                                    --        (237,010)            --         (52,570)       (121,840)
   - Contract transfers                                  --         173,121             --         (21,811)        665,239
                                                   --------      ----------     ----------      ----------      ----------
                                                         --         248,943             --         142,848         805,732
   Annuity Reserves:
   - Annuity Payments                                    --              --             --              --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --              --              --
                                                   --------      ----------     ----------      ----------      ----------
                                                         --              --             --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --         248,943             --         142,848         805,732
                                                   --------      ----------     ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --       1,556,763             --         328,478       1,803,131
                                                   --------      ----------     ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2009                          --       5,229,059             --         886,634       4,093,020
Changes From Operations:
   - Net investment income (loss)                       (55)        (97,874)         6,002         (16,207)        (73,173)
   - Net realized gain (loss) on investments             --         (46,244)           (27)          4,430          10,566
   - Net change in unrealized appreciation or
     depreciation on investments                      1,374       1,497,547        (25,197)        253,970         728,379
                                                   --------      ----------     ----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,319       1,353,429        (19,222)        242,193         665,772
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             130,713         796,580        269,916         393,682         660,135
   - Contract withdrawals and transfers to
     annuity reserves                                    --        (318,391)        (1,342)        (62,495)       (289,621)
   - Contract transfers                                  46         261,102        906,727         299,050         208,413
                                                   --------      ----------     ----------      ----------      ----------
                                                    130,759         739,291      1,175,301         630,237         578,927
   Annuity Reserves:
   - Transfer from accumulation units                    --              --             --              --              --
   - Annuity Payments                                    --              --             --              --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --              --              --
                                                   --------      ----------     ----------      ----------      ----------
                                                         --              --             --              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           130,759         739,291      1,175,301         630,237         578,927
                                                   --------      ----------     ----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             132,078       2,092,720      1,156,079         872,430       1,244,699
                                                   --------      ----------     ----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                    $132,078      $7,321,779     $1,156,079      $1,759,064      $5,337,719
                                                   ========      ==========     ==========      ==========      ==========

See accompanying notes.

                                                                                                 LVIP
                                                     LVIP          LVIP                        DELAWARE
                                                   COLUMBIA      DELAWARE        LVIP        DIVERSIFIED
                                                     VALUE         BOND        DELAWARE        FLOATING
                                                 OPPORTUNITIES   STANDARD        BOND            RATE
                                                 SERVICE CLASS    CLASS      SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $ 340,393    $14,987,636   $31,297,680      $     --
Changes From Operations:
   - Net investment income (loss)                     (4,696)       361,814     1,033,451            --
   - Net realized gain (loss) on investments        (107,441)       (31,331)      (17,384)           --
   - Net change in unrealized appreciation or
     depreciation on investments                     186,475      1,991,585     4,160,429            --
                                                   ---------    -----------   -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    74,338      2,322,068     5,176,496            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               81,535        144,184     2,874,720            --
   - Contract withdrawals and transfers to
     annuity reserves                                (13,813)    (2,607,477)   (2,231,854)           --
   - Contract transfers                              (50,968)      (705,363)    6,764,726            --
                                                   ---------    -----------   -----------      --------
                                                      16,754     (3,168,656)    7,407,592            --
   Annuity Reserves:
   - Annuity Payments                                     --           (738)       (1,502)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             49            81            --
                                                   ---------    -----------   -----------      --------
                                                          --           (689)       (1,421)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             16,754     (3,169,345)    7,406,171            --
                                                   ---------    -----------   -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               91,092       (847,277)   12,582,667            --
                                                   ---------    -----------   -----------      --------
NET ASSETS AT DECEMBER 31, 2009                      431,485     14,140,359    43,880,347            --
Changes From Operations:
   - Net investment income (loss)                    (10,246)       222,810       662,159         1,414
   - Net realized gain (loss) on investments         (14,712)       579,730     2,525,800            (2)
   - Net change in unrealized appreciation or
     depreciation on investments                     158,702        147,427       (97,685)       (1,482)
                                                   ---------    -----------   -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   133,744        949,967     3,090,274           (70)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              133,519         98,889     8,551,569        84,677
   - Contract withdrawals and transfers to
     annuity reserves                                (28,480)    (2,403,062)   (4,665,808)       (1,129)
   - Contract transfers                              120,359       (256,835)   (3,988,764)      714,784
                                                   ---------    -----------   -----------      --------
                                                     225,398     (2,561,008)     (103,003)      798,332
   Annuity Reserves:
   - Transfer from accumulation units                     --             --            --            --
   - Annuity Payments                                     --           (821)       (1,630)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             69           128            --
                                                   ---------    -----------   -----------      --------
                                                          --           (752)       (1,502)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            225,398     (2,561,760)     (104,505)      798,332
                                                   ---------    -----------   -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              359,142     (1,611,793)    2,985,769       798,262
                                                   ---------    -----------   -----------      --------
NET ASSETS AT DECEMBER 31, 2010                    $ 790,627    $12,528,566   $46,866,116      $798,262
                                                   =========    ===========   ===========      ========

                                                      LVIP            LVIP
                                                    DELAWARE        DELAWARE        LVIP            LVIP
                                                   FOUNDATION      FOUNDATION     DELAWARE        DELAWARE
                                                   AGGRESSIVE      AGGRESSIVE      GROWTH          SOCIAL
                                                   ALLOCATION      ALLOCATION    AND INCOME       AWARENESS
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $ 395,662      $2,777,935     $  699,617      $ 737,175
Changes From Operations:
   - Net investment income (loss)                         588          (5,712)        (5,243)        (6,392)
   - Net realized gain (loss) on investments          (33,625)       (242,231)       (23,544)        27,193
   - Net change in unrealized appreciation or
     depreciation on investments                      139,500       1,034,430        215,064        179,593
                                                    ---------      ----------     ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    106,463         786,487        186,277        200,394
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    --          65,912         64,287          6,053
   - Contract withdrawals and transfers to
     annuity reserves                                 (51,462)       (112,172)       (57,885)       (63,568)
   - Contract transfers                               (12,077)        (92,247)       285,792          8,397
                                                    ---------      ----------     ----------      ---------
                                                      (63,539)       (138,507)       292,194        (49,118)
   Annuity Reserves:
   - Annuity Payments                                      --              --             --           (740)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --             --            (13)
                                                    ---------      ----------     ----------      ---------
                                                           --              --             --           (753)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (63,539)       (138,507)       292,194        (49,871)
                                                    ---------      ----------     ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                42,924         647,980        478,471        150,523
                                                    ---------      ----------     ----------      ---------
NET ASSETS AT DECEMBER 31, 2009                       438,586       3,425,915      1,178,088        887,698
Changes From Operations:
   - Net investment income (loss)                       3,950          27,286        (11,567)        (7,435)
   - Net realized gain (loss) on investments          (22,650)        (32,047)       (53,094)         7,800
   - Net change in unrealized appreciation or
     depreciation on investments                       55,545         334,006        181,378         75,258
                                                    ---------      ----------     ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     36,845         329,245        116,717         75,623
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     4             706        104,433         24,556
   - Contract withdrawals and transfers to
     annuity reserves                                 (73,088)       (140,482)       (79,415)      (121,943)
   - Contract transfers                               (34,112)        (90,433)       189,548        (49,167)
                                                    ---------      ----------     ----------      ---------
                                                     (107,196)       (230,209)       214,566       (146,554)
   Annuity Reserves:
   - Transfer from accumulation units                      --              --             --             --
   - Annuity Payments                                      --              --             --           (837)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --             --              8
                                                    ---------      ----------     ----------      ---------
                                                           --              --             --           (829)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (107,196)       (230,209)       214,566       (147,383)
                                                    ---------      ----------     ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (70,351)         99,036        331,283        (71,760)
                                                    ---------      ----------     ----------      ---------
NET ASSETS AT DECEMBER 31, 2010                     $ 368,235      $3,524,951     $1,509,371      $ 815,938
                                                    =========      ==========     ==========      =========

                                                      LVIP          LVIP                           LVIP            LVIP
                                                    DELAWARE      DELAWARE                         JANUS          JANUS
                                                     SOCIAL        SPECIAL          LVIP          CAPITAL        CAPITAL
                                                   AWARENESS    OPPORTUNITIES  GLOBAL INCOME   APPRECIATION    APPRECIATION
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $2,187,066     $  358,094     $       --      $121,269       $  953,011
Changes From Operations:
   - Net investment income (loss)                     (25,794)        (5,459)        10,486        (1,106)          (9,348)
   - Net realized gain (loss) on investments           12,410        (28,373)         2,063         6,873          (74,462)
   - Net change in unrealized appreciation or
     depreciation on investments                      563,113        232,051        (12,984)       48,106          453,976
                                                   ----------     ----------     ----------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    549,729        198,219           (435)       53,873          370,166
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                46,050         31,260        874,489            16           83,639
   - Contract withdrawals and transfers to
     annuity reserves                                (185,695)       (50,497)       (54,904)      (26,043)         (82,371)
   - Contract transfers                              (122,910)       671,120        540,319       (23,531)         125,708
                                                   ----------     ----------     ----------      --------       ----------
                                                     (262,555)       651,883      1,359,904       (49,558)         126,976
   Annuity Reserves:
   - Annuity Payments                                      --             --             --            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --            --               --
                                                   ----------     ----------     ----------      --------       ----------
                                                           --             --             --            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (262,555)       651,883      1,359,904       (49,558)         126,976
                                                   ----------     ----------     ----------      --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               287,174        850,102      1,359,469         4,315          497,142
                                                   ----------     ----------     ----------      --------       ----------
NET ASSETS AT DECEMBER 31, 2009                     2,474,240      1,208,196      1,359,469       125,584        1,450,153
Changes From Operations:
   - Net investment income (loss)                     (28,647)       (13,025)        82,270          (942)         (18,429)
   - Net realized gain (loss) on investments          (28,343)        73,718         17,114        11,972           12,092
   - Net change in unrealized appreciation or
     depreciation on investments                      255,194        116,778        144,626          (210)         150,982
                                                   ----------     ----------     ----------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    198,204        177,471        244,010        10,820          144,645
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 2,311        237,522      3,898,953            34          268,486
   - Contract withdrawals and transfers to
     annuity reserves                                (367,022)       (78,585)      (192,407)      (33,664)         (64,835)
   - Contract transfers                               (59,248)      (234,470)     2,201,450        18,719          (76,542)
                                                   ----------     ----------     ----------      --------       ----------
                                                     (423,959)       (75,533)     5,907,996       (14,911)         127,109
   Annuity Reserves:
   - Transfer from accumulation units                      --             --             --            --               --
   - Annuity Payments                                      --             --             --            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --            --               --
                                                   ----------     ----------     ----------      --------       ----------
                                                           --             --             --            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (423,959)       (75,533)     5,907,996       (14,911)         127,109
                                                   ----------     ----------     ----------      --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (225,755)       101,938      6,152,006        (4,091)         271,754
                                                   ----------     ----------     ----------      --------       ----------
NET ASSETS AT DECEMBER 31, 2010                    $2,248,485     $1,310,134     $7,511,475      $121,493       $1,721,907
                                                   ==========     ==========     ==========      ========       ==========

See accompanying notes.

                                                      LVIP         LVIP MFS                        LVIP
                                                    JPMORGAN    INTERNATIONAL       LVIP         MID-CAP
                                                   HIGH YIELD       GROWTH       MFS VALUE        VALUE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $     --      $1,282,862     $2,393,206     $1,103,680
Changes From Operations:
   - Net investment income (loss)                        --         (15,218)        (5,296)       (19,299)
   - Net realized gain (loss) on investments             --        (207,547)      (185,204)      (101,217)
   - Net change in unrealized appreciation or
     depreciation on investments                         --         684,952        868,411        616,196
                                                   --------      ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --         462,187        677,911        495,680
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --         145,757        635,165        124,210
   - Contract withdrawals and transfers to
     annuity reserves                                    --         (60,046)       (76,890)       (40,403)
   - Contract transfers                                  --         190,426        951,308        199,103
                                                   --------      ----------     ----------     ----------
                                                         --         276,137      1,509,583        282,910
   Annuity Reserves:
   - Annuity Payments                                    --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --             --
                                                   --------      ----------     ----------     ----------
                                                         --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --         276,137      1,509,583        282,910
                                                   --------      ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --         738,324      2,187,494        778,590
                                                   --------      ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                          --       2,021,186      4,580,700      1,882,270
Changes From Operations:
   - Net investment income (loss)                       383         (24,494)       (23,158)       (38,714)
   - Net realized gain (loss) on investments             --         (82,452)        48,205         25,060
   - Net change in unrealized appreciation or
     depreciation on investments                        373         397,937        640,652        521,941
                                                   --------      ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      756         290,991        665,699        508,287
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              94,722         590,762      1,715,793        615,503
   - Contract withdrawals and transfers to
     annuity reserves                                    --        (100,087)      (357,569)      (107,281)
   - Contract transfers                              43,109         169,818      1,325,870         80,952
                                                   --------      ----------     ----------     ----------
                                                    137,831         660,493      2,684,094        589,174
   Annuity Reserves:
   - Transfer from accumulation units                    --              --             --             --
   - Annuity Payments                                    --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --             --
                                                   --------      ----------     ----------     ----------
                                                         --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           137,831         660,493      2,684,094        589,174
                                                   --------      ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             138,587         951,484      3,349,793      1,097,461
                                                   --------      ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                    $138,587      $2,972,670     $7,930,493     $2,979,731
                                                   ========      ==========     ==========     ==========

                                                      LVIP            LVIP
                                                    MONDRIAN        MONDRIAN                                        LVIP
                                                 INTERNATIONAL   INTERNATIONAL       LVIP            LVIP        SSgA BOND
                                                     VALUE       VALUE SERVICE   MONEY MARKET    MONEY MARKET      INDEX
                                                 STANDARD CLASS      CLASS      STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $2,154,235     $7,326,395     $10,085,363    $ 24,490,806    $ 4,112,314
Changes From Operations:
   - Net investment income (loss)                      35,469        108,074         (87,236)       (344,920)        45,148
   - Net realized gain (loss) on investments         (113,163)      (362,147)             71             251         84,573
   - Net change in unrealized appreciation or
     depreciation on investments                      441,513      1,612,524              --              (3)       109,593
                                                   ----------     ----------     -----------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    363,819      1,358,451         (87,165)       (344,672)       239,314
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                11,041        187,635          16,810       3,874,049      3,846,854
   - Contract withdrawals and transfers to
     annuity reserves                                (171,987)      (472,670)     (5,405,709)     (3,745,917)      (458,803)
   - Contract transfers                               (89,382)       (63,707)      1,789,926      (7,094,125)     6,673,073
                                                   ----------     ----------     -----------    ------------    -----------
                                                     (250,328)      (348,742)     (3,598,973)     (6,965,993)    10,061,124
   Annuity Reserves:
   - Annuity Payments                                      --           (705)             --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             42              --              --             --
                                                   ----------     ----------     -----------    ------------    -----------
                                                           --           (663)             --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (250,328)      (349,405)     (3,598,973)     (6,965,993)    10,061,124
                                                   ----------     ----------     -----------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               113,491      1,009,046      (3,686,138)     (7,310,665)    10,300,438
                                                   ----------     ----------     -----------    ------------    -----------
NET ASSETS AT DECEMBER 31, 2009                     2,267,726      8,335,441       6,399,225      17,180,141     14,412,752
Changes From Operations:
   - Net investment income (loss)                      27,782        102,050         (70,017)       (266,828)        90,475
   - Net realized gain (loss) on investments          (98,422)      (321,910)             18              67        370,007
   - Net change in unrealized appreciation or
     depreciation on investments                       43,114        203,114              --              (1)       160,961
                                                   ----------     ----------     -----------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (27,526)       (16,746)        (69,999)       (266,762)       621,443
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 1,638        294,061          26,897       2,393,641     10,048,666
   - Contract withdrawals and transfers to
     annuity reserves                                (269,658)      (913,373)     (2,670,352)     (5,150,458)    (1,119,346)
   - Contract transfers                              (182,519)      (250,427)        106,064         725,860      6,638,900
                                                   ----------     ----------     -----------    ------------    -----------
                                                     (450,539)      (869,739)     (2,537,391)     (2,030,957)    15,568,220
   Annuity Reserves:
   - Transfer from accumulation units                      --             --              --              --             --
   - Annuity Payments                                      --           (749)             --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             61              --              --             --
                                                   ----------     ----------     -----------    ------------    -----------
                                                           --           (688)             --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (450,539)      (870,427)     (2,537,391)     (2,030,957)    15,568,220
                                                   ----------     ----------     -----------    ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (478,065)      (887,173)     (2,607,390)     (2,297,719)    16,189,663
                                                   ----------     ----------     -----------    ------------    -----------
NET ASSETS AT DECEMBER 31, 2010                    $1,789,661     $7,448,268     $ 3,791,835    $ 14,882,422    $30,602,415
                                                   ==========     ==========     ===========    ============    ===========

                                                      LVIP
                                                      SSgA             LVIP                         LVIP SSgA
                                                  CONSERVATIVE         SSgA          LVIP SSgA        GLOBAL
                                                   STRUCTURED       DEVELOPED         EMERGING       TACTICAL
                                                   ALLOCATION   INTERNATIONAL 150   MARKETS 100     ALLOCATION
                                                 SERVICE CLASS    SERVICE CLASS    SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $    --         $  569,302      $  448,279     $2,576,159
Changes From Operations:
   - Net investment income (loss)                        --                963          (2,290)       136,707
   - Net realized gain (loss) on investments             --             77,584         151,242         34,949
   - Net change in unrealized appreciation or
     depreciation on investments                         --            416,378       1,023,300        565,059
                                                    -------         ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --            494,925       1,172,252        736,715
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --            550,069         528,188         73,800
   - Contract withdrawals and transfers to
     annuity reserves                                    --            (32,361)       (100,738)      (112,762)
   - Contract transfers                                  --            654,409       1,811,444          4,888
                                                    -------         ----------      ----------     ----------
                                                         --          1,172,117       2,238,894        (34,074)
   Annuity Reserves:
   - Annuity Payments                                    --                 --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                 --              --             --
                                                    -------         ----------      ----------     ----------
                                                         --                 --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --          1,172,117       2,238,894        (34,074)
                                                    -------         ----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --          1,667,042       3,411,146        702,641
                                                    -------         ----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                          --          2,236,344       3,859,425      3,278,800
Changes From Operations:
   - Net investment income (loss)                       (41)           (16,444)        (24,021)       (27,550)
   - Net realized gain (loss) on investments             --            144,137         652,647       (144,545)
   - Net change in unrealized appreciation or
     depreciation on investments                        580            171,630         555,206        384,054
                                                    -------         ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      539            299,323       1,183,832        211,959
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              50,018          1,495,197       1,579,400        320,314
   - Contract withdrawals and transfers to
     annuity reserves                                    --           (114,118)       (215,018)      (439,466)
   - Contract transfers                                  --            761,000         810,130        (21,822)
                                                    -------         ----------      ----------     ----------
                                                     50,018          2,142,079       2,174,512       (140,974)
   Annuity Reserves:
   - Transfer from accumulation units                    --                 --              --             --
   - Annuity Payments                                    --                 --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                 --              --             --
                                                    -------         ----------      ----------     ----------
                                                         --                 --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            50,018          2,142,079       2,174,512       (140,974)
                                                    -------         ----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              50,557          2,441,402       3,358,344         70,985
                                                    -------         ----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     $50,557         $4,677,746      $7,217,769     $3,349,785
                                                    =======         ==========      ==========     ==========

See accompanying notes.


                                                                                 LVIP SSgA      LVIP SSgA
                                                   LVIP SSgA                      MODERATE      MODERATE
                                                 INTERNATIONAL    LVIP SSgA        INDEX       STRUCTURED
                                                 INDEX SERVICE  LARGE CAP 100    ALLOCATION    ALLOCATION
                                                     CLASS      SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $  686,271     $ 1,150,990     $     --        $     --
Changes From Operations:
   - Net investment income (loss)                      2,926          (4,502)          --              --
   - Net realized gain (loss) on investments          77,799          62,766           --              --
   - Net change in unrealized appreciation or
     depreciation on investments                     488,378       1,010,626           --              --
                                                  ----------     -----------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   569,103       1,068,890           --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              988,837       1,106,082           --              --
   - Contract withdrawals and transfers to
     annuity reserves                                (70,241)        (80,290)          --              --
   - Contract transfers                              836,070       1,484,966           --              --
                                                  ----------     -----------     --------        --------
                                                   1,754,666       2,510,758           --              --
   Annuity Reserves:
   - Annuity Payments                                     --              --           --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --           --              --
                                                  ----------     -----------     --------        --------
                                                          --              --           --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,754,666       2,510,758           --              --
                                                  ----------     -----------     --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,323,769       3,579,648           --              --
                                                  ----------     -----------     --------        --------
NET ASSETS AT DECEMBER 31, 2009                    3,010,040       4,730,638           --              --
Changes From Operations:
   - Net investment income (loss)                    (13,657)        (33,798)        (375)           (536)
   - Net realized gain (loss) on investments         179,144         479,247          144               3
   - Net change in unrealized appreciation or
     depreciation on investments                     324,607         962,854        5,095           8,091
                                                  ----------     -----------     --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   490,094       1,408,303        4,864           7,558
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,228,834       3,002,289      432,334         879,137
   - Contract withdrawals and transfers to
     annuity reserves                               (191,193)       (284,622)     (26,049)             --
   - Contract transfers                            1,327,697       2,820,268      108,098              --
                                                  ----------     -----------     --------        --------
                                                   3,365,338       5,537,935      514,383         879,137
   Annuity Reserves:
   - Transfer from accumulation units                     --              --           --              --
   - Annuity Payments                                     --              --           --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --           --              --
                                                  ----------     -----------     --------        --------
                                                          --              --           --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          3,365,338       5,537,935      514,383         879,137
                                                  ----------     -----------     --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,855,432       6,946,238      519,247         886,695
                                                  ----------     -----------     --------        --------
NET ASSETS AT DECEMBER 31, 2010                   $6,865,472     $11,676,876     $519,247        $886,695
                                                  ==========     ===========     ========        ========

                                                   LVIP SSgA      LVIP SSgA
                                                   MODERATELY     MODERATELY    LVIP SSgA
                                                   AGGRESSIVE     AGGRESSIVE     S&P 500     LVIP SSgA      LVIP SSgA
                                                     INDEX        STRUCTURED      INDEX       S&P 500       SMALL-CAP
                                                   ALLOCATION     ALLOCATION    STANDARD       INDEX          INDEX
                                                 SERVICE CLASS  SERVICE CLASS     CLASS    SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $     --       $     --     $ 230,929    $ 5,327,198    $1,868,880
Changes From Operations:
   - Net investment income (loss)                        --             --        (2,504)       (18,377)      (26,396)
   - Net realized gain (loss) on investments             --             --       (51,437)      (429,932)     (144,903)
   - Net change in unrealized appreciation or
     depreciation on investments                         --             --       104,640      2,232,948       856,991
                                                   --------       --------     ---------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --             --        50,699      1,784,639       685,692
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --             --        43,220      1,724,872       564,479
   - Contract withdrawals and transfers to
     annuity reserves                                    --             --       (56,343)      (330,294)      (75,463)
   - Contract transfers                                  --             --      (107,111)     1,283,662       365,502
                                                   --------       --------     ---------    -----------    ----------
                                                         --             --      (120,234)     2,678,240       854,518
   Annuity Reserves:
   - Annuity Payments                                    --             --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --             --            --
                                                   --------       --------     ---------    -----------    ----------
                                                         --             --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --             --      (120,234)     2,678,240       854,518
                                                   --------       --------     ---------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --             --       (69,535)     4,462,879     1,540,210
                                                   --------       --------     ---------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2009                          --             --       161,394      9,790,077     3,409,090
Changes From Operations:
   - Net investment income (loss)                       (70)          (503)          (34)       (84,066)      (58,740)
   - Net realized gain (loss) on investments             --              3        12,548        403,949       191,964
   - Net change in unrealized appreciation or
     depreciation on investments                      1,139          8,623        34,062      1,598,916       944,027
                                                   --------       --------     ---------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,069          8,123        46,576      1,918,799     1,077,251
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             195,787        846,473        19,200      4,532,955     1,319,350
   - Contract withdrawals and transfers to
     annuity reserves                                    --             --       (32,223)      (461,631)     (130,186)
   - Contract transfers                                  --             --       268,513      1,673,570       166,755
                                                   --------       --------     ---------    -----------    ----------
                                                    195,787        846,473       255,490      5,744,894     1,355,919
   Annuity Reserves:
   - Transfer from accumulation units                    --             --            --             --            --
   - Annuity Payments                                    --             --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --             --            --
                                                   --------       --------     ---------    -----------    ----------
                                                         --             --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           195,787        846,473       255,490      5,744,894     1,355,919
                                                   --------       --------     ---------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             196,856        854,596       302,066      7,663,693     2,433,170
                                                   --------       --------     ---------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                    $196,856       $854,596     $ 463,460    $17,453,770    $5,842,260
                                                   ========       ========     =========    ===========    ==========

                                                                                    LVIP            LVIP
                                                                               T. ROWE PRICE   T. ROWE PRICE
                                                   LVIP SSgA        LVIP         STRUCTURED      STRUCTURED
                                                   SMALL-MID    T. ROWE PRICE     MID-CAP         MID-CAP
                                                    CAP 200     GROWTH STOCK       GROWTH          GROWTH
                                                 SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $  273,108     $  672,060       $ 68,297      $  930,708
Changes From Operations:
   - Net investment income (loss)                      2,684        (16,451)        (1,320)        (22,803)
   - Net realized gain (loss) on investments          59,225        (67,550)        (1,790)        (65,468)
   - Net change in unrealized appreciation or
     depreciation on investments                     345,395        412,148         35,471         565,235
                                                  ----------     ----------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   407,304        328,147         32,361         476,964
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              368,024         55,484          2,501         130,376
   - Contract withdrawals and transfers to
     annuity reserves                                (20,047)       (25,603)       (10,304)        (55,683)
   - Contract transfers                              412,227        336,875         21,298         443,233
                                                  ----------     ----------       --------      ----------
                                                     760,204        366,756         13,495         517,926
   Annuity Reserves:
   - Annuity Payments                                     --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --
                                                  ----------     ----------       --------      ----------
                                                          --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            760,204        366,756         13,495         517,926
                                                  ----------     ----------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,167,508        694,903         45,856         994,890
                                                  ----------     ----------       --------      ----------
NET ASSETS AT DECEMBER 31, 2009                    1,440,616      1,366,963        114,153       1,925,598
Changes From Operations:
   - Net investment income (loss)                      3,677        (30,197)        (1,865)        (38,415)
   - Net realized gain (loss) on investments         209,381         55,466         10,959          51,627
   - Net change in unrealized appreciation or
     depreciation on investments                     371,367        242,272         15,085         529,660
                                                  ----------     ----------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   584,425        267,541         24,179         542,872
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              890,144        300,329             18         306,227
   - Contract withdrawals and transfers to
     annuity reserves                                (62,983)      (125,170)       (39,474)       (114,951)
   - Contract transfers                              418,262        358,419         11,108          17,814
                                                  ----------     ----------       --------      ----------
                                                   1,245,423        533,578        (28,348)        209,090
   Annuity Reserves:
   - Transfer from accumulation units                     --             --             --              --
   - Annuity Payments                                     --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --
                                                  ----------     ----------       --------      ----------
                                                          --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,245,423        533,578        (28,348)        209,090
                                                  ----------     ----------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,829,848        801,119         (4,169)        751,962
                                                  ----------     ----------       --------      ----------
NET ASSETS AT DECEMBER 31, 2010                   $3,270,464     $2,168,082       $109,984      $2,677,560
                                                  ==========     ==========       ========      ==========

See accompanying notes.

                                                                     LVIP
                                                      LVIP          TURNER           LVIP           LVIP
                                                   TEMPLETON       MID-CAP       WELLS FARGO    WILSHIRE 2010
                                                     GROWTH         GROWTH     INTRINSIC VALUE     PROFILE
                                                 SERVICE CLASS  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $2,478,450      $  697,056     $1,117,134       $499,512
Changes From Operations:
   - Net investment income (loss)                       4,376         (14,317)        (8,530)           137
   - Net realized gain (loss) on investments         (150,916)       (178,891)      (147,976)         2,200
   - Net change in unrealized appreciation or
     depreciation on investments                      863,341         509,185        404,060        118,524
                                                   ----------      ----------     ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    716,801         315,977        247,554        120,861
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               341,996          93,511         34,825            122
   - Contract withdrawals and transfers to
     annuity reserves                                 (77,545)        (41,520)       (45,009)       (17,067)
   - Contract transfers                               228,861             794        (47,324)       219,356
                                                   ----------      ----------     ----------       --------
                                                      493,312          52,785        (57,508)       202,411
   Annuity Reserves:
   - Annuity Payments                                      --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --             --             --
                                                   ----------      ----------     ----------       --------
                                                           --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             493,312          52,785        (57,508)       202,411
                                                   ----------      ----------     ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,210,113         368,762        190,046        323,272
                                                   ----------      ----------     ----------       --------
NET ASSETS AT DECEMBER 31, 2009                     3,688,563       1,065,818      1,307,180        822,784
Changes From Operations:
   - Net investment income (loss)                       1,212         (20,291)       (12,246)        (7,411)
   - Net realized gain (loss) on investments          (99,888)        (17,107)      (158,610)        11,938
   - Net change in unrealized appreciation or
     depreciation on investments                      289,539         317,622        296,646         75,866
                                                   ----------      ----------     ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    190,863         280,224        125,790         80,393
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               396,142         188,540         80,399         80,857
   - Contract withdrawals and transfers to
     annuity reserves                                (149,164)        (51,872)      (102,709)       (83,140)
   - Contract transfers                                48,587          (1,989)      (154,708)        34,964
                                                   ----------      ----------     ----------       --------
                                                      295,565         134,679       (177,018)        32,681
   Annuity Reserves:
   - Transfer from accumulation units                      --              --             --             --
   - Annuity Payments                                      --              --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --             --             --
                                                   ----------      ----------     ----------       --------
                                                           --              --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             295,565         134,679       (177,018)        32,681
                                                   ----------      ----------     ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               486,428         414,903        (51,228)       113,074
                                                   ----------      ----------     ----------       --------
NET ASSETS AT DECEMBER 31, 2010                    $4,174,991      $1,480,721     $1,255,952       $935,858
                                                   ==========      ==========     ==========       ========

                                                                                                  LVIP
                                                      LVIP          LVIP            LVIP        WILSHIRE
                                                 WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040  CONSERVATIVE
                                                    PROFILE        PROFILE        PROFILE        PROFILE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $237,153      $ 356,008       $109,942     $ 5,123,736
Changes From Operations:
   - Net investment income (loss)                        (36)          (350)          (502)        191,729
   - Net realized gain (loss) on investments           5,611         (6,312)        (2,262)         42,928
   - Net change in unrealized appreciation or
     depreciation on investments                      72,127        122,413         32,125       1,221,092
                                                    --------      ---------       --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    77,702        115,751         29,361       1,455,749
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                1,122         73,000             --         290,781
   - Contract withdrawals and transfers to
     annuity reserves                                 (4,511)       (66,996)       (10,716)       (463,652)
   - Contract transfers                              155,474            201             --       3,058,903
                                                    --------      ---------       --------     -----------
                                                     152,085          6,205        (10,716)      2,886,032
   Annuity Reserves:
   - Annuity Payments                                     --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --
                                                    --------      ---------       --------     -----------
                                                          --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            152,085          6,205        (10,716)      2,886,032
                                                    --------      ---------       --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              229,787        121,956         18,645       4,341,781
                                                    --------      ---------       --------     -----------
NET ASSETS AT DECEMBER 31, 2009                      466,940        477,964        128,587       9,465,517
Changes From Operations:
   - Net investment income (loss)                     (5,107)        (4,036)        (1,279)        210,746
   - Net realized gain (loss) on investments           3,138         26,518         (5,766)        131,404
   - Net change in unrealized appreciation or
     depreciation on investments                      47,083         19,699         18,040         586,986
                                                    --------      ---------       --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    45,114         42,181         10,995         929,136
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --             --          1,813       1,666,663
   - Contract withdrawals and transfers to
     annuity reserves                                (12,058)        (7,494)        (7,000)       (631,477)
   - Contract transfers                                1,688        (97,746)       (57,943)      1,205,796
                                                    --------      ---------       --------     -----------
                                                     (10,370)      (105,240)       (63,130)      2,240,982
   Annuity Reserves:
   - Transfer from accumulation units                     --             --             --              --
   - Annuity Payments                                     --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --
                                                    --------      ---------       --------     -----------
                                                          --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (10,370)      (105,240)       (63,130)      2,240,982
                                                    --------      ---------       --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               34,744        (63,059)       (52,135)      3,170,118
                                                    --------      ---------       --------     -----------
NET ASSETS AT DECEMBER 31, 2010                     $501,684      $ 414,905       $ 76,452     $12,635,635
                                                    ========      =========       ========     ===========

                                                                     LVIP
                                                     LVIP          WILSHIRE
                                                   WILSHIRE       MODERATELY   LORD ABBETT
                                                   MODERATE       AGGRESSIVE   FUNDAMENTAL     MFS VIT        MFS VIT
                                                    PROFILE        PROFILE       EQUITY      CORE EQUITY      GROWTH
                                                 SERVICE CLASS  SERVICE CLASS   CLASS VC    SERVICE CLASS  INITIAL CLASS
                                                  SUBACCOUNT      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $26,819,220    $11,503,260     $    --       $ 76,056       $142,578
Changes From Operations:
   - Net investment income (loss)                     685,229        313,402          --           (266)        (1,584)
   - Net realized gain (loss) on investments         (806,168)      (617,416)         --           (896)        (1,096)
   - Net change in unrealized appreciation or
     depreciation on investments                    6,597,665      3,169,641          --         22,934         44,059
                                                  -----------    -----------     -------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  6,476,726      2,865,627          --         21,772         41,379
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,281,421      1,049,795          --             --          7,925
   - Contract withdrawals and transfers to
     annuity reserves                              (1,630,710)      (615,632)         --         (4,125)       (27,072)
   - Contract transfers                              (768,789)      (678,442)         --         (2,216)        (1,708)
                                                  -----------    -----------     -------       --------       --------
                                                   (1,118,078)      (244,279)         --         (6,341)       (20,855)
   Annuity Reserves:
   - Annuity Payments                                      --             --          --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --          --             --             --
                                                  -----------    -----------     -------       --------       --------
                                                           --             --          --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,118,078)      (244,279)         --         (6,341)       (20,855)
                                                  -----------    -----------     -------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             5,358,648      2,621,348          --         15,431         20,524
                                                  -----------    -----------     -------       --------       --------
NET ASSETS AT DECEMBER 31, 2009                    32,177,868     14,124,608          --         91,487        163,102
Changes From Operations:
   - Net investment income (loss)                     391,133        181,387         (29)          (659)        (1,939)
   - Net realized gain (loss) on investments          (72,840)      (139,767)        184          2,405          9,122
   - Net change in unrealized appreciation or
     depreciation on investments                    3,055,287      1,683,493       4,907          9,863         12,154
                                                  -----------    -----------     -------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,373,580      1,725,113       5,062         11,609         19,337
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,745,640      2,631,449      24,567             27             --
   - Contract withdrawals and transfers to
     annuity reserves                              (2,366,752)      (957,632)       (124)       (11,673)       (30,648)
   - Contract transfers                             2,081,264      2,204,245       6,432            (51)           (85)
                                                  -----------    -----------     -------       --------       --------
                                                    3,460,152      3,878,062      30,875        (11,697)       (30,733)
   Annuity Reserves:
   - Transfer from accumulation units                      --             --          --             --             --
   - Annuity Payments                                      --             --          --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --          --             --             --
                                                  -----------    -----------     -------       --------       --------
                                                           --             --          --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,460,152      3,878,062      30,875        (11,697)       (30,733)
                                                  -----------    -----------     -------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,833,732      5,603,175      35,937            (88)       (11,396)
                                                  -----------    -----------     -------       --------       --------
NET ASSETS AT DECEMBER 31, 2010                   $39,011,600    $19,727,783     $35,937       $ 91,399       $151,706
                                                  ===========    ===========     =======       ========       ========

See accompanying notes.

                                                    MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                     GROWTH      TOTAL RETURN  TOTAL RETURN     UTILITIES
                                                 SERVICE CLASS  INITIAL CLASS  SERVICE CLASS  INITIAL CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $199,968      $1,381,280    $12,218,673     $ 656,021
Changes From Operations:
   - Net investment income (loss)                     (3,912)         31,094        205,346        24,250
   - Net realized gain (loss) on investments             557         (85,804)      (665,355)      (39,711)
   - Net change in unrealized appreciation or
     depreciation on investments                      84,989         231,495      2,535,643       175,726
                                                    --------      ----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    81,634         176,785      2,075,634       160,265
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               21,591          13,250      1,407,920        42,502
   - Contract withdrawals and transfers to
     annuity reserves                                (14,910)       (380,926)      (841,276)     (115,906)
   - Contract transfers                               22,415        (100,555)       433,166      (120,939)
                                                    --------      ----------    -----------     ---------
                                                      29,096        (468,231)       999,810      (194,343)
   Annuity Reserves:
   - Annuity Payments                                     --          (2,090)        (1,731)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --            (29)           --
                                                    --------      ----------    -----------     ---------
                                                          --          (2,090)        (1,760)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             29,096        (470,321)       998,050      (194,343)
                                                    --------      ----------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              110,730        (293,536)     3,073,684       (34,078)
                                                    --------      ----------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2009                      310,698       1,087,744     15,292,357       621,943
Changes From Operations:
   - Net investment income (loss)                     (5,272)         13,521        136,084         9,877
   - Net realized gain (loss) on investments          12,928         (17,017)      (182,075)        3,525
   - Net change in unrealized appreciation or
     depreciation on investments                      34,911          73,292      1,194,539        48,727
                                                    --------      ----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    42,567          69,796      1,148,548        62,129
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               36,840              90        696,312            --
   - Contract withdrawals and transfers to
     annuity reserves                                (47,664)       (300,929)    (1,380,722)      (86,479)
   - Contract transfers                               22,037         (38,396)      (284,081)      (13,356)
                                                    --------      ----------    -----------     ---------
                                                      11,213        (339,235)      (968,491)      (99,835)
   Annuity Reserves:
   - Transfer from accumulation units                     --              --             --            --
   - Annuity Payments                                     --          (1,509)        (1,874)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --             17            --
                                                    --------      ----------    -----------     ---------
                                                          --          (1,509)        (1,857)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             11,213        (340,744)      (970,348)      (99,835)
                                                    --------      ----------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               53,780        (270,948)       178,200       (37,706)
                                                    --------      ----------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2010                     $364,478      $  816,796    $15,470,557     $ 584,237
                                                    ========      ==========    ===========     =========

                                                                  NB AMT                  OPPENHEIMER
                                                    MFS VIT      MID-CAP       NB AMT        GLOBAL
                                                   UTILITIES     GROWTH I    REGENCY I     SECURITIES
                                                 SERVICE CLASS    CLASS        CLASS     SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $ 8,758,111   $3,961,626  $ 4,097,055     $    --
Changes From Operations:
   - Net investment income (loss)                     268,591      (63,184)       6,636          --
   - Net realized gain (loss) on investments         (916,196)     (90,108)    (311,929)         --
   - Net change in unrealized appreciation or
     depreciation on investments                    3,086,839    1,156,351    2,014,658          --
                                                  -----------   ----------  -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,439,234    1,003,059    1,709,365          --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               359,802       65,061       20,803          --
   - Contract withdrawals and transfers to
     annuity reserves                                (539,476)    (378,494)    (376,454)         --
   - Contract transfers                              (403,054)    (537,276)    (341,539)         --
                                                  -----------   ----------  -----------     -------
                                                     (582,728)    (850,709)    (697,190)         --
   Annuity Reserves:
   - Annuity Payments                                  (1,856)          --           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                (32)          --           --          --
                                                  -----------   ----------  -----------     -------
                                                       (1,888)          --           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (584,616)    (850,709)    (697,190)         --
                                                  -----------   ----------  -----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,854,618      152,350    1,012,175          --
                                                  -----------   ----------  -----------     -------
NET ASSETS AT DECEMBER 31, 2009                    10,612,729    4,113,976    5,109,230          --
Changes From Operations:
   - Net investment income (loss)                     143,614      (67,272)     (44,859)       (257)
   - Net realized gain (loss) on investments         (146,636)     160,576      (92,827)        409
   - Net change in unrealized appreciation or
     depreciation on investments                    1,181,973      873,824    1,169,712       9,687
                                                  -----------   ----------  -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,178,951      967,128    1,032,026       9,839
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               606,484        8,137        5,104      56,865
   - Contract withdrawals and transfers to
     annuity reserves                                (907,079)    (577,075)    (554,358)       (291)
   - Contract transfers                              (396,652)    (218,517)    (659,516)        960
                                                  -----------   ----------  -----------     -------
                                                     (697,247)    (787,455)  (1,208,770)     57,534
   Annuity Reserves:
   - Transfer from accumulation units                      --           --           --          --
   - Annuity Payments                                  (2,106)          --           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 20           --           --          --
                                                  -----------   ----------  -----------     -------
                                                       (2,086)          --           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (699,333)    (787,455)  (1,208,770)     57,534
                                                  -----------   ----------  -----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               479,618      179,673     (176,744)     67,373
                                                  -----------   ----------  -----------     -------
NET ASSETS AT DECEMBER 31, 2010                   $11,092,347   $4,293,649  $ 4,932,486     $67,373
                                                  ===========   ==========  ===========     =======

                                                   PIMCO VIT     PUTNAM VT   PUTNAM VT
                                                   COMMODITY       GLOBAL     GROWTH &
                                                  REAL RETURN   HEALTH CARE    INCOME
                                                 ADVISOR CLASS    CLASS IB    CLASS IB
                                                  SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                       $     --      $105,401    $ 71,886
Changes From Operations:
   - Net investment income (loss)                      8,054        (1,603)        734
   - Net realized gain (loss) on investments          24,146         9,132     (29,306)
   - Net change in unrealized appreciation or
     depreciation on investments                      (5,670)       15,832      41,312
                                                    --------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    26,530        23,361      12,740
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               52,020            11          --
   - Contract withdrawals and transfers to
     annuity reserves                                   (438)       (1,274)     (5,219)
   - Contract transfers                              226,038        (3,963)    (27,550)
                                                    --------      --------    --------
                                                     277,620        (5,226)    (32,769)
   Annuity Reserves:
   - Annuity Payments                                     --            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --          --
                                                    --------      --------    --------
                                                          --            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            277,620        (5,226)    (32,769)
                                                    --------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              304,150        18,135     (20,029)
                                                    --------      --------    --------
NET ASSETS AT DECEMBER 31, 2009                      304,150       123,536      51,857
Changes From Operations:
   - Net investment income (loss)                     72,454           360         (49)
   - Net realized gain (loss) on investments           5,932         1,861        (345)
   - Net change in unrealized appreciation or
     depreciation on investments                      65,839          (474)      6,906
                                                    --------      --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   144,225         1,747       6,512
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              267,319            54          32
   - Contract withdrawals and transfers to
     annuity reserves                                (47,254)      (58,566)         --
   - Contract transfers                              183,007        20,483          --
                                                    --------      --------    --------
                                                     403,072       (38,029)         32
   Annuity Reserves:
   - Transfer from accumulation units                     --            --          --
   - Annuity Payments                                     --            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --          --
                                                    --------      --------    --------
                                                          --            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            403,072       (38,029)         32
                                                    --------      --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              547,297       (36,282)      6,544
                                                    --------      --------    --------
NET ASSETS AT DECEMBER 31, 2010                     $851,447      $ 87,254    $ 58,401
                                                    ========      ========    ========

See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln New York Separate Account N for Variable Annuities (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 4, 2004, are part of the operations of the Company. The Variable Account consists of fourteen products as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighty-four available mutual funds (the Funds) of nineteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Fund**
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth and Income Class A Fund**
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class A Fund**
   ABVPSF International Value Class B Fund
   ABVPSF Large Cap Growth Class B Fund
   ABVPSF Small/Mid Cap Value Class A Fund**
   ABVPSF Small/Mid Cap Value Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio** American Century VP Inflation Protection Class II Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 1 Fund**
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 1 Fund** American Funds Global Small Capitalization Class 2 Fund American Funds Growth Class 1 Fund**
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 1 Fund**
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 1 Fund**
   American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund**
   BlackRock Global Allocation V.I. Class III Fund

Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series**
   Delaware VIP Diversified Income Service Class Series
   Delaware VIP Emerging Markets Standard Class Series**
   Delaware VIP Emerging Markets Service Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP High Yield Service Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP Smid Cap Growth Service Class Series
   Delaware VIP U.S. Growth Standard Class Series**
   Delaware VIP U.S. Growth Service Class Series
   Delaware VIP Value Standard Class Series

   Delaware VIP Value Service Class Series
DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund**
   DWS VIP Alternative Asset Allocation Plus Class B Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Equity 500 Index Class B Fund
   DWS VIP Small Cap Index Class A Fund
   DWS VIP Small Cap Index Class B Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Initial Class Portfolio**
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class 2 Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Initial Class Portfolio**
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Initial Class Portfolio
   Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund**
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund**
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
   FTVIPT Mutual Shares Securities Class 1 Fund**
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Large Cap Value Service Class Fund

Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. Capital  Appreciation  Series I Fund
   Invesco V.I. Capital  Appreciation Series II Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Core Equity Series II Fund
   Invesco V.I. International Growth Series I Fund
   Invesco V.I. International Growth Series II Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Service Class Portfolio
   Janus Aspen Series Enterprise Service Class Portfolio
   Janus Aspen Series Worldwide  Service Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American Global Growth Service Class II Fund
   LVIP American Global Small Capitalization Service Class II Fund LVIP American Growth Service Class II Fund
   LVIP American Growth-Income Service Class II Fund
   LVIP American International Service Class II Fund
   LVIP Baron Growth Opportunities Standard Class Fund**
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund**
   LVIP BlackRock Inflation Protected Bond Service Class Fund
   LVIP Capital Growth Standard Class Fund**
   LVIP Capital Growth Service Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund**
   LVIP Cohen & Steers Global Real Estate Service Class Fund
   LVIP Columbia Value Opportunities Standard Class Fund**
   LVIP Columbia Value Opportunities Service Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund**
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Growth and Income Standard Class Fund**
   LVIP Delaware Growth and Income Service Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Social Awareness Service Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund**
   LVIP Delaware Special Opportunities Service Class Fund
   LVIP Global Income Standard Class Fund**
   LVIP Global Income Service Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP Janus Capital Appreciation Service Class Fund
   LVIP JPMorgan High Yield Standard Class Fund**
   LVIP JPMorgan High Yield Service Class Fund
   LVIP MFS International Growth Standard Class Fund**
   LVIP MFS International Growth Service Class Fund
   LVIP MFS Value Standard Class Fund**
   LVIP MFS Value Service Class Fund
   LVIP Mid-Cap Value Standard Class Fund**
   LVIP Mid-Cap Value Service Class Fund
   LVIP Mondrian International Value Standard Class Fund

   LVIP Mondrian International Value Service Class Fund
   LVIP Money Market Standard Class Fund
   LVIP Money Market Service Class Fund
   LVIP SSgA Bond Index Standard Class Fund**
   LVIP SSgA Bond Index Service Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Index Allocation Service Class Fund**
   LVIP SSgA Conservative Structured Allocation Standard Class Fund**
   LVIP SSgA Conservative Structured Allocation Service Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund**
   LVIP SSgA Developed International 150 Service Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund**
   LVIP SSgA Emerging Markets 100 Service Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund**
   LVIP SSgA Global Tactical Allocation Service Class Fund
   LVIP SSgA International Index Standard Class Fund**
   LVIP SSgA International Index Service Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund**
   LVIP SSgA Large Cap 100 Service Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Index Allocation Service Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
   LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA S&P 500 Index Service Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund**
   LVIP SSgA Small-Cap Index Service Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
   LVIP SSgA Small-Mid Cap 200 Service Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund**
   LVIP T. Rowe Price Growth Stock Service Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
   LVIP Templeton Growth Standard Class Fund**
   LVIP Templeton Growth Service Class Fund
   LVIP Turner Mid-Cap Growth Standard Class Fund**
   LVIP Turner Mid-Cap Growth Service Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund**
   LVIP Wells Fargo Intrinsic Value Service Class Fund
   LVIP Wilshire 2010 Profile Service Class Fund
   LVIP Wilshire 2020 Profile Service Class Fund
   LVIP Wilshire 2030 Profile Service Class Fund
   LVIP Wilshire 2040 Profile Service Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund**
   LVIP Wilshire Conservative Profile Service Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund**
   LVIP Wilshire Moderate Profile Service Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund**
   LVIP Wilshire Moderately Aggressive Profile Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett Fundamental Equity Class VC Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Total Return Service Class Series
   MFS VIT Utilities Initial Class Series
   MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
   Morgan Stanley UIF Capital Growth Class II Portfolio**

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio
   NB AMT Regency I Class Portfolio

Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Securities Service Class Fund/VA

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Administrative Class Fund**
   PIMCO VIT Commodity Real Return Advisor Class Fund
Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*    - Denotes an affiliate of The Company.

**   - Available fund with no money invested at December 31, 2010.

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, or 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, or 5%.

INVESTMENT FUND CHANGES: During 2009, the following funds became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009:

ABVPSF Global Thematic Growth Class A Fund
ABVPSF Growth and Income Class A Fund
ABVPSF International Value Class A Fund
ABVPSF Small/Mid Cap Value Class A Fund
American Century VP Inflation Protection Class I Fund
American Class 1 Funds Global Growth Class 1 Fund
American Class 1 Funds Global Small Capitalization Class 1 Fund
American Class 1 Funds Growth Class 1 Fund
American Class 1 Funds Growth-Income Class 1 Fund
American Class 1 Funds International Class 1 Fund
BlackRock Global Allocation V.I. Class I Fund
BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Diversified Income Standard Class Series
Delaware VIP Emerging Markets Standard Class Series
Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP U.S. Growth Standard Class Series
DWS VIP Alternative  Asset Allocation Plus Class A Fund
DWS VIP Alternative  Asset Allocation Plus Class B Fund
Fidelity VIP Contrafund  Initial Class Portfolio
Fidelity VIP Mid Cap Initial Class Portfolio
FTVIPT Franklin Income Securities Class 1 Fund
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
FTVIPT Mutual Shares Securities Class 1 Fund
LVIP Baron Growth Opportunities Standard Class Fund

LVIP Capital Growth Standard Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund
LVIP Delaware Growth and Income Standard Class Fund
LVIP Delaware Special Opportunities Standard Class Fund
LVIP Global Income Standard Class Fund
LVIP Global Income Service Class Standard Class Fund
LVIP Marsico International Growth Standard Class Fund
LVIP MFS Value Standard Class Fund
LVIP Mid-Cap Value Standard Class Fund
LVIP SSgA Bond Index Standard Class Fund
LVIP SSgA Developed International 150 Standard Class Fund
LVIP SSgA Emerging Markets 100 Standard Class Fund
LVIP SSgA International Index Standard Class Fund
LVIP SSgA Large Cap 100 Standard Class Fund
LVIP SSgA Small-Cap Index Standard Class Fund
LVIP SSgA Small-Mid Cap 200 Standard Class Fund
LVIP T. Rowe Price Growth Stock Standard Class Fund
LVIP Templeton Growth Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund
LVIP Wells Fargo Intrinsic Value Standard Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund PIMCO VIT Commodity Real Return Administrative Class Fund
PIMCO VIT Commodity Real Return Advisor Class Fund

Also during 2009, the following funds changed their names:

PREVIOUS FUND NAME                                            NEW FUND NAME
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class A Fund                         ABVPSF Global Thematic Growth Class A Fund
ABVPSF Global Technology Class B Fund                         ABVPSF Global Thematic Growth Class B Fund
Delaware VIP Capital Reserves Service Class Series            Delaware VIP Limited-Term Diversified Income Service Class Series
FTVIPT Templeton Global Income Securities Class 2 Fund        FTVIPT Templeton Global Bond Securities Class 2 Fund
Janus Aspen Series Mid Cap Growth Service Class Portfolio     Janus Aspen Series Enterprise Service Class Portfolio
Janus Aspen Series Worldwide Growth Service Class Portfolio   Janus Aspen Series Worldwide Service Class Portfolio
LVIP FI Equity-Income Standard Class Fund                     LVIP Wells Fargo Intrinsic Value Standard Class Fund
LVIP FI Equity-Income Service Class Fund                      LVIP Wells Fargo Intrinsic Value Service Class Fund
Putnam VT Health Sciences Class IB Fund                       Putnam VT Global Health Care Class IB Fund

During 2009, the LVIP UBS Global Asset Allocation Standard Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Standard Class Fund and the LVIP UBS Global Asset Allocation Service Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Service Class Fund.

During 2010, the following funds became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2010:

Delaware VIP Smid Cap Growth Standard Class Series
Delaware VIP Smid Cap Growth Service Class Series
LVIP American Global Growth Service Class II Fund
LVIP American Global Small Capitalization Service Class II Fund
LVIP American Growth Service Class II Fund
LVIP American Growth-Income Service Class II Fund
LVIP American International Service Class II Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund
LVIP BlackRock Inflation Protected Bond Service Class Fund
LVIP Delaware Diversified Floating Rate Standard Class Fund
LVIP Delaware Diversified Floating Rate Service Class Fund
LVIP JPMorgan High Yield Standard Class Fund
LVIP JPMorgan High Yield Service Class Fund
LVIP SSgA Conservative Index Allocation Standard Class Fund
LVIP SSgA Conservative Index Allocation Service Class Fund
LVIP SSgA Conservative Structured Allocation Standard Class Fund
LVIP SSgA Conservative Structured Allocation Service Class Fund
LVIP SSgA Moderate Index Allocation Standard Class Fund
LVIP SSgA Moderate Index Allocation Service Class Fund
LVIP SSgA Moderate Structured Allocation Standard Class Fund
LVIP SSgA Moderate Structured Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                            NEW FUND NAME
----------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth & Income Service Class Fund          Goldman Sachs VIT Large Cap Value Service Class Fund
LVIP Marsico International Growth Fund                        LVIP MFS International Growth Standard Class Fund
LVIP Marsico International Growth Service Class Fund          LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund          LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund           LVIP SSgA Global Tactical Allocation Service Class Fund
Lord Abbett All Value Class VC Fund                           Lord Abbett Fundamental Equity Class VC Fund
Van Kampen Capital Growth Class II Portfolio                  Morgan Stanley UIF Capital Growth Class II Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the fourteen contract types:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0034247% to .0073973% (1.25% to 2.70% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

Contract charges and surrender charges for the years ended December 31, 2010 and 2009, were $4,793,658 and $4,418,858, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2010 and 2009, sales charges amounted to $279,687 and $119,310, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
              2010                  1.25%    2.80%    $ 4.74    $18.80      161,329  $  1,698,177     15.31%    17.05%      2.08%
              2009                  1.25%    2.80%      4.07     16.11      207,358     1,734,910     48.91%    51.24%      0.00%
              2008                  1.25%    2.80%      2.70     10.69      255,641     1,422,126    -48.92%   -48.11%      0.00%
              2007                  1.25%    2.80%      5.23     20.68      266,476     2,573,685     17.64%    18.35%      0.00%
              2006                  1.30%    1.90%      4.43     17.52      247,607     1,725,587      6.34%     6.98%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
              2010                  0.75%    2.80%      8.40     14.31      625,404     7,283,147      9.69%    11.95%      0.00%
              2009                  0.75%    2.80%      8.01     12.89      644,282     6,786,606     17.32%    18.97%      3.58%
              2008                  1.15%    2.55%      6.73     10.89      725,854     6,545,593    -42.19%   -41.37%      1.74%
              2007                  1.15%    2.55%     12.00     18.65      750,307    11,609,683      2.32%     3.56%      1.18%
              2006                  1.25%    2.45%     11.73     18.08      712,281    10,766,591     14.15%    15.53%      1.17%
ABVPSF INTERNATIONAL VALUE CLASS B
              2010                  0.65%    2.80%      7.14      7.81    1,086,316     8,263,725      1.42%     3.62%      2.78%
              2009                  0.65%    2.80%      6.91      7.58    1,078,067     8,023,441     30.97%    33.49%      1.12%
              2008                  0.65%    2.55%      5.48      5.71    1,116,025     6,298,328    -54.46%   -53.82%      0.90%
              2007                  1.15%    2.55%     12.24     12.38      746,451     9,175,572      3.52%     4.27%      0.87%
              2006       7/20/06    1.25%    1.95%     11.82     11.87      110,355     1,306,888      4.12%    22.59%      0.00%
ABVPSF LARGE CAP GROWTH CLASS B
              2010                  1.40%    1.70%      5.88     13.68       86,073       758,632      7.98%     8.31%      0.26%
              2009                  1.40%    1.70%      5.44     12.66      110,946       870,301     34.79%    35.20%      0.00%
              2008                  1.40%    1.70%      4.04      9.38      137,530       802,609    -40.84%   -40.66%      0.00%
              2007                  1.25%    1.70%      6.82     15.84      241,648     2,177,105     11.70%    12.20%      0.00%
              2006                  1.25%    1.70%      6.10     14.17      284,267     2,256,152     -2.32%    -1.88%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
              2010                  0.65%    2.55%     11.45     24.50      517,546     9,003,067     23.41%    25.76%      0.27%
              2009                  0.65%    2.55%      9.13     19.67      452,129     6,441,402     39.06%    41.75%      0.77%
              2008                  0.65%    2.65%      7.01     14.01      354,669     3,564,791    -37.37%   -36.48%      0.43%
              2007                  1.15%    2.55%     11.85     22.15      254,035     4,218,747     -0.43%     0.27%      0.69%
              2006                  1.25%    2.35%     11.90     22.17      167,934     3,056,392     12.05%    12.78%      0.23%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
              2010                  0.75%    2.85%     10.82     12.46    2,050,930    24,348,757      2.20%     4.31%      1.65%
              2009                  0.75%    2.80%     10.66     12.01    1,943,884    22,593,535      7.36%     9.41%      1.73%
              2008                  0.75%    2.65%      9.93     11.03    1,548,195    16,622,077     -4.17%    -2.72%      4.85%
              2007                  1.15%    2.65%     10.36     11.35    1,348,687    15,006,630      6.64%     8.15%      4.56%
              2006                  1.25%    2.65%      9.75     10.49    1,333,328    13,804,770     -0.83%     0.32%      3.34%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
              2010                  0.65%    2.85%     11.20     16.19    1,148,727    17,543,478      8.66%    11.02%      1.51%
              2009                  0.65%    2.80%     10.12     14.67    1,134,636    15,847,735     38.38%    41.24%      1.46%
              2008                  0.75%    2.80%      7.60     10.44    1,129,386    11,336,240    -40.00%   -39.09%      2.01%
              2007                  1.15%    2.65%     14.95     17.16      918,991    15,312,533     12.07%    13.42%      2.96%
              2006                  1.25%    2.45%     13.48     15.13      622,543     9,204,327     18.16%    18.93%      0.87%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
              2010                  0.65%    2.85%     11.17     29.92      750,489    16,495,780     19.04%    21.62%      1.66%
              2009                  0.65%    2.80%      9.21     24.84      736,037    14,036,268     56.84%    60.24%      0.30%
              2008                  0.65%    2.80%      6.29     15.65      637,442     7,813,603    -54.81%   -54.03%      0.00%
              2007                  1.10%    2.80%     17.12     34.21      563,595    15,255,455     18.43%    19.92%      3.04%
              2006                  1.25%    2.50%     14.49     28.62      437,693     9,674,755     21.17%    22.51%      0.47%
AMERICAN FUNDS GROWTH CLASS 2
              2010                  0.65%    2.85%      9.66     19.20    6,193,558    93,251,626     15.41%    17.79%      0.73%
              2009                  0.75%    2.80%      8.27     16.44    6,474,620    84,571,379     35.56%    38.37%      0.65%
              2008                  0.75%    2.80%      6.03     11.98    6,816,758    65,510,396    -45.52%   -44.61%      0.86%
              2007                  1.15%    2.80%     10.95     21.73    6,154,509   106,899,235      9.41%    10.95%      0.84%
              2006                  1.25%    2.65%      9.90     19.65    5,195,894    80,438,587      7.55%     8.85%      0.91%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
              2010                  0.65%    2.85%    $ 9.25    $16.28    6,432,388   $83,560,147      8.29%    10.70%      1.55%
              2009                  0.65%    2.85%      8.38     14.85    6,408,583    76,909,875     27.55%    30.39%      1.56%
              2008                  0.65%    2.85%      6.95     11.50    6,931,147    65,081,606    -39.48%   -38.56%      1.79%
              2007                  1.15%    2.65%     12.05     18.79    6,307,570    98,075,890      2.30%     3.74%      1.63%
              2006                  1.25%    2.65%     11.82     18.18    5,223,829    79,559,863     12.41%    13.77%      1.77%
AMERICAN FUNDS INTERNATIONAL CLASS 2
              2010                  0.75%    2.85%     10.75     23.75    2,478,687    44,063,816      4.27%     6.27%      2.05%
              2009                  0.90%    2.80%     10.11     22.51    2,522,984    43,087,776     39.12%    41.80%      1.54%
              2008                  0.90%    2.80%      7.28     15.99    2,656,473    32,607,236    -43.72%   -42.76%      2.05%
              2007                  1.10%    2.80%     13.28     28.07    2,417,904    51,430,195     16.88%    18.53%      1.65%
              2006                  1.25%    2.65%     11.25     23.76    2,039,633    36,443,544     16.10%    17.50%      1.86%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
              2010                  0.75%    2.85%     12.31     12.64    1,106,687    13,806,109      7.00%     8.78%      2.17%
              2009       7/14/09    0.90%    2.55%     11.50     11.62      166,801     1,928,875      0.14%    14.29%      2.55%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
              2010                  0.65%    2.85%     12.70     15.09    3,102,682    44,404,564      4.84%     7.06%      3.98%
              2009                  0.75%    2.85%     12.11     14.16    2,234,856    30,370,661     23.10%    25.71%      5.50%
              2008                  0.75%    2.85%      9.96     11.32    1,774,133    19,410,248     -7.25%    -5.99%      3.65%
              2007                  1.15%    2.50%     10.74     12.06    1,602,126    18,806,780      4.76%     6.08%      2.62%
              2006                  1.25%    2.50%     10.27     11.37    1,077,327    12,025,261      5.02%     6.23%      1.25%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
              2010                  0.75%    2.80%     11.80     39.71      836,850    17,597,531     14.95%    17.33%      0.60%
              2009                  0.75%    2.80%     10.10     34.15      796,327    14,713,375     72.77%    76.34%      0.89%
              2008                  0.75%    2.80%      5.75     19.54      841,109     8,985,568    -53.02%   -52.24%      1.32%
              2007                  1.15%    2.80%     20.03     41.11      715,425    16,791,906     35.16%    36.79%      1.33%
              2006                  1.25%    2.45%     14.89     30.18      523,453     9,627,921     24.12%    25.24%      0.91%
DELAWARE VIP HIGH YIELD STANDARD CLASS
              2010                  1.40%    2.15%     13.80     17.64       37,087       651,513     12.87%    13.72%      7.83%
              2009                  1.40%    2.15%     12.23     15.51       42,659       659,241     45.81%    46.90%      7.84%
              2008                  1.40%    2.15%      8.39     10.56       59,710       628,708    -25.79%   -25.23%      9.89%
              2007                  1.40%    2.15%     11.30     14.12      113,806     1,606,000      0.61%     1.37%      6.74%
              2006                  1.40%    2.15%     11.23     13.93      122,300     1,702,644     10.05%    10.88%      6.66%
DELAWARE VIP HIGH YIELD SERVICE CLASS
              2010                  0.75%    2.80%     12.99     21.99      942,467    16,394,024     11.74%    14.05%      7.47%
              2009                  0.75%    2.80%     11.46     19.45      892,462    14,029,082     44.98%    47.54%      7.20%
              2008                  0.75%    2.50%      8.01     13.29      799,471     8,670,568    -26.29%   -25.29%      8.38%
              2007                  1.15%    2.50%     11.15     17.87      804,971    12,037,208      0.01%     1.27%      6.14%
              2006                  1.25%    2.50%     11.16     17.71      706,679    10,723,799      9.48%    10.80%      6.16%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
              2010                  0.65%    2.85%     10.87     11.90    1,133,102    13,156,486      1.42%     3.62%      2.02%
              2009                  0.65%    2.80%     11.14     11.49      526,246     5,958,645     10.40%    11.88%      3.37%
              2008                  0.65%    1.95%     10.09     10.33      181,814     1,854,976     -2.57%    -1.93%      4.40%
              2007                  1.30%    1.95%     10.36     10.53       50,939       531,398      2.22%     2.89%      4.56%
              2006                  1.25%    1.95%     10.16     10.24       55,920       571,124      2.47%     2.98%      4.33%
DELAWARE VIP REIT STANDARD CLASS
              2010                  1.40%    2.15%     10.83     25.31       31,541       790,420     24.29%    25.22%      2.78%
              2009                  1.40%    2.15%      8.72     20.21       39,856       798,797     20.68%    21.60%      4.80%
              2008                  1.40%    2.15%      7.22     16.62       45,860       756,320    -36.45%   -35.97%      2.50%
              2007                  1.40%    2.15%     11.36     25.95       65,083     1,685,829    -15.77%   -15.14%      1.55%
              2006                  1.40%    2.15%     13.49     30.58      105,365     3,218,141     29.81%    30.79%      1.87%
DELAWARE VIP REIT SERVICE CLASS
              2010                  1.25%    2.70%     10.31     22.12      583,548    10,340,763     23.30%    25.04%      2.68%
              2009                  1.25%    2.65%      8.33     17.76      609,191     8,788,159     20.01%    21.71%      4.37%
              2008                  1.25%    2.65%      7.02     14.65      669,511     8,055,493    -36.98%   -36.09%      2.13%
              2007                  1.25%    2.65%     11.20     23.02      759,282    14,473,638    -16.26%   -15.24%      1.10%
              2006                  1.25%    2.45%     13.38     27.27      755,788    17,301,594     29.12%    30.68%      1.54%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
              2010                  1.40%    2.15%    $12.81    $26.62       34,047   $   896,644     29.46%    30.43%      0.64%
              2009                  1.40%    2.15%      9.90     20.41       46,578       934,628     29.02%    30.00%      1.00%
              2008                  1.40%    2.15%      7.67     15.70       56,909       880,274    -31.37%   -30.85%      0.87%
              2007                  1.40%    2.15%     11.18     22.70       92,807     2,092,893     -8.61%    -7.92%      0.57%
              2006                  1.40%    2.15%     12.23     24.66      133,429     3,285,327     13.71%    14.57%      0.25%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
              2010                  0.75%    2.85%     11.62     25.96      938,813    18,102,120     28.28%    30.93%      0.46%
              2009                  0.75%    2.80%      8.93     20.01      931,387    14,527,468     27.93%    30.58%      0.67%
              2008                  0.75%    2.80%      7.43     15.46      974,434    11,838,703    -32.00%   -30.94%      0.47%
              2007                  1.25%    2.80%     10.96     22.48      877,484    16,093,929     -9.28%    -8.00%      0.25%
              2006                  1.25%    2.65%     12.13     24.53      707,392    14,272,750     13.13%    14.45%      0.02%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
              2010       10/8/10    1.40%    1.40%     11.83     11.83       41,057       485,534     13.41%    13.41%      0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
              2010       10/8/10    1.15%    2.80%      9.41     20.62      414,054     6,424,434     12.98%    13.40%      0.00%
DELAWARE VIP TREND STANDARD CLASS
              2009                  1.40%    2.15%      8.75     10.11       56,266       492,868     51.43%    52.58%      0.00%
              2008                  1.40%    2.15%      5.73      6.68       70,014       401,917    -47.87%   -47.48%      0.00%
              2007                  1.40%    2.15%     10.92     10.92      120,331     1,314,699      9.21%     9.21%      0.00%
              2006                  1.40%    1.40%     10.00     10.00      172,576     1,725,117      6.10%     6.10%      0.00%
DELAWARE VIP TREND SERVICE CLASS
              2009                  1.15%    2.80%      7.00     15.33      344,720     3,989,233     50.56%    52.63%      0.00%
              2008                  1.15%    2.50%      4.61     10.09      377,620     2,895,182    -48.18%   -47.46%      0.00%
              2007                  1.15%    2.50%      8.81     19.29      383,460     5,679,592      7.78%     9.09%      0.00%
              2006                  1.25%    2.45%      8.11     17.75      393,256     5,587,281      4.73%     6.00%      0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
              2010                  0.65%    2.35%      9.97     13.85      208,823     2,445,380     10.90%    12.84%      0.00%
              2009                  0.65%    2.45%      8.97     12.39      176,677     1,955,508     39.48%    41.86%      0.00%
              2008                  0.75%    2.45%      6.49      8.81      181,397     1,437,444    -44.24%   -43.57%      0.00%
              2007                  1.25%    2.45%     11.65     15.66      156,638     2,262,095      9.66%    10.98%      0.00%
              2006                  1.25%    2.45%     11.14     14.16      161,058     2,125,204     -0.41%     0.79%      0.00%
DELAWARE VIP VALUE STANDARD CLASS
              2010                  1.40%    1.40%     13.14     13.14       14,051       184,583     14.02%    14.02%      2.87%
              2009                  1.40%    2.15%      9.00     11.52       23,001       263,719     15.45%    16.32%      2.86%
              2008                  1.40%    2.15%      7.79      9.90       32,025       316,031    -34.84%   -34.35%      3.24%
              2007                  1.40%    2.35%     15.09     15.09       41,279       607,986     -4.08%    -4.08%      1.81%
              2006                  1.40%    1.40%     15.73     15.73       53,950       848,542     22.38%    22.38%      1.49%
DELAWARE VIP VALUE SERVICE CLASS
              2010                  1.15%    2.80%      9.32     15.80      592,966     7,602,371     12.14%    14.01%      2.22%
              2009                  1.15%    2.80%      8.18     13.92      609,144     6,955,676     14.91%    16.31%      2.93%
              2008                  1.15%    2.35%      7.03     12.02      644,275     6,481,523    -35.12%   -34.33%      2.70%
              2007                  1.15%    2.40%     11.82     18.39      662,680    10,287,813     -5.25%    -4.20%      1.27%
              2006                  1.25%    2.35%     12.47     19.26      505,269     8,327,048     20.92%    22.26%      1.23%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
              2010                  1.25%    2.80%     12.67     12.75      303,424     3,839,499     10.31%    10.76%      0.41%
              2009        9/2/09    1.25%    1.65%     11.48     11.51        4,328        49,770      1.77%     7.04%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
              2010                  1.25%    2.35%      8.54     15.12      200,440     2,341,674     12.04%    13.28%      1.98%
              2009                  1.25%    2.35%      7.57     13.39      296,615     2,899,686     23.39%    24.76%      2.91%
              2008                  1.25%    2.35%      6.09     10.77      366,999     2,872,840    -38.61%   -37.93%      2.52%
              2007                  1.25%    2.35%      9.86     17.42      461,475     5,665,995      3.06%     3.99%      1.55%
              2006                  1.25%    2.15%      9.52     16.81      537,865     6,258,091     13.06%    14.09%      1.17%
DWS VIP EQUITY 500 INDEX CLASS B
              2010                  1.25%    2.50%      9.96     13.83      238,458     3,086,837     11.69%    13.09%      1.71%
              2009                  1.25%    2.50%      8.90     12.24      293,217     3,362,104     22.92%    24.46%      2.68%
              2008                  1.25%    2.50%      7.29      9.84      343,991     3,199,057    -38.89%   -38.12%      2.22%
              2007                  1.25%    2.50%     11.96     15.92      401,406     6,007,428      2.54%     3.73%      1.23%
              2006                  1.25%    2.40%     11.66     15.36      385,552     5,699,773     12.51%    13.75%      0.85%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX CLASS A
              2010                  1.25%    2.35%    $11.60    $21.28       30,668   $   592,306     23.47%    24.82%      0.97%
              2009                  1.25%    2.35%      9.39     17.11       43,175       663,838     23.64%    25.00%      1.87%
              2008                  1.25%    2.35%      7.60     13.73       54,740       674,464    -35.66%   -34.94%      1.65%
              2007                  1.25%    2.35%     17.94     21.18       70,714     1,331,470     -3.55%    -3.12%      0.89%
              2006                  1.25%    1.70%     18.60     21.94       88,917     1,723,028     15.51%    16.03%      0.65%
DWS VIP SMALL CAP INDEX CLASS B
              2010                  1.25%    2.55%     11.79     18.06      119,903     1,946,989     23.43%    24.54%      0.64%
              2009                  1.25%    2.15%      9.52     14.52      145,827     1,868,669     23.58%    24.70%      1.63%
              2008                  1.25%    2.80%      7.41     11.65      174,996     1,833,481    -36.14%   -35.14%      1.40%
              2007                  1.25%    2.80%     11.90     17.98      198,271     3,271,806     -4.05%    -3.38%      0.59%
              2006                  1.25%    1.95%     12.38     18.63      159,270     2,736,835     14.93%    15.73%      0.32%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
              2010                  0.65%    2.85%     10.32     17.94    2,771,410    40,250,191     13.64%    16.17%      1.05%
              2009                  0.65%    2.85%      8.91     15.59    2,662,898    34,236,601     31.66%    34.60%      1.20%
              2008                  0.65%    2.85%      7.04     11.69    2,681,682    26,189,519    -44.28%   -43.32%      0.89%
              2007                  1.10%    2.80%     13.90     20.73    2,079,333    36,955,326     14.41%    15.85%      0.90%
              2006                  1.25%    2.50%     12.26     17.96    1,439,907    22,724,482      9.33%    10.05%      1.10%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
              2010                  1.40%    2.35%      9.90     11.97       49,458       589,945     12.48%    13.55%      1.65%
              2009                  1.40%    2.35%      8.80     10.54       62,920       661,398     27.18%    28.40%      2.23%
              2008                  1.40%    2.35%      8.21      8.21       81,512       667,683    -43.45%   -43.45%      2.09%
              2007                  1.40%    1.40%     14.51     14.51      120,210     1,744,766      0.12%     0.12%      1.65%
              2006                  1.40%    1.40%     14.50     14.50      140,772     2,040,786     18.52%    18.52%      3.28%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
              2010                  1.25%    2.50%      9.38     15.00      147,513     2,043,346     12.08%    13.49%      1.54%
              2009                  1.25%    2.50%      8.66     13.27      179,710     2,192,506     26.74%    28.27%      2.00%
              2008                  1.25%    2.45%      6.83     10.38      216,604     2,067,281    -44.20%   -43.52%      2.32%
              2007                  1.25%    2.45%     12.25     18.44      224,248     3,808,352     -1.18%     0.01%      1.50%
              2006                  1.25%    2.45%     12.39     18.51      253,442     4,277,123     17.03%    18.44%      2.95%
FIDELITY VIP GROWTH INITIAL CLASS
              2010                  1.40%    1.40%      7.79      7.79       27,910       217,326     22.45%    22.45%      0.26%
              2009                  1.40%    2.15%      6.36      8.95       35,005       223,539     25.56%    26.50%      0.44%
              2008                  1.40%    2.15%      5.03      7.13       38,421       193,967    -48.29%   -47.90%      0.57%
              2007                  1.40%    2.15%      9.65      9.65       70,056       677,742     25.20%    25.20%      0.83%
              2006                  1.40%    1.40%      7.71      7.71       82,129       632,974      5.36%     5.36%      0.42%
FIDELITY VIP GROWTH SERVICE CLASS 2
              2010                  0.75%    2.55%      6.58     14.72      274,884     3,089,942     20.87%    22.93%      0.03%
              2009                  0.75%    2.45%      5.40     12.07      263,703     2,462,291     25.12%    26.51%      0.20%
              2008                  1.15%    2.25%      4.29      9.59      302,246     2,237,876    -48.33%   -47.91%      0.60%
              2007                  1.15%    1.95%      8.28     18.49      301,473     4,348,313     24.28%    25.09%      0.36%
              2006                  1.25%    1.90%      6.65     14.83      244,783     2,894,690      4.78%     5.25%      0.15%
FIDELITY VIP MID CAP SERVICE CLASS 2
              2010                  0.65%    2.80%     12.22     15.32    1,492,380    22,285,551     25.02%    27.61%      0.13%
              2009                  0.75%    2.80%      9.59     12.06    1,489,715    17,620,587     35.89%    38.70%      0.49%
              2008                  0.75%    2.80%      7.18      8.74    1,388,995    11,957,576    -41.28%   -40.30%      0.24%
              2007                  1.15%    2.80%     14.39     14.64      962,202    13,951,114     13.11%    13.85%      0.51%
              2006                  1.30%    1.95%     12.74     12.86      553,398     7,076,892     10.29%    10.95%      0.09%
FIDELITY VIP OVERSEAS INITIAL CLASS
              2010                  1.40%    1.40%     10.99     10.99        9,204       101,129     11.55%    11.55%      1.39%
              2009                  1.40%    1.40%      9.85      9.85       10,064        99,119     24.77%    24.77%      1.91%
              2008                  1.40%    1.40%      7.89      7.89       15,030       118,640    -44.59%   -44.59%      2.36%
              2007                  1.40%    1.40%     14.24     14.24       21,890       311,796     15.68%    15.68%      3.80%
              2006                  1.40%    1.40%     12.31     12.31       31,920       393,029     16.44%    16.44%      0.91%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
              2010                  1.15%    2.50%      9.67     19.36      258,604     4,156,534     10.05%    11.54%      1.14%
              2009                  1.15%    2.50%      8.71     17.43      294,153     4,350,399     23.16%    24.78%      1.92%
              2008                  1.15%    2.45%      7.01     14.03      324,270     3,816,208    -45.32%   -44.60%      2.48%
              2007                  1.15%    2.45%     12.73     25.45      324,398     6,909,696     14.22%    15.60%      2.99%
              2006                  1.25%    2.45%     11.06     22.09      282,744     5,470,236     14.92%    16.31%      0.68%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
              2010                  0.65%    2.85%    $10.97    $11.93    2,212,406   $25,815,263      9.51%    11.95%      6.44%
              2009                  0.65%    2.85%      9.82     10.72    2,120,385    22,357,290     31.79%    34.58%      8.12%
              2008                  0.75%    2.85%      7.65      8.01    2,047,115    16,199,724    -31.50%   -30.43%      5.54%
              2007                  1.10%    2.65%     11.40     11.52    1,530,443    17,518,324      1.75%     2.42%      3.05%
              2006       6/12/06    1.30%    1.95%     11.20     11.25      361,772     4,058,043      2.94%    12.62%      0.30%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
              2010                  0.65%    2.80%      8.42     20.74      629,793     9,300,368     24.10%    26.80%      0.00%
              2009                  0.65%    2.80%      6.70     16.51      680,642     7,975,242     39.61%    42.66%      0.00%
              2008                  0.65%    2.80%      4.75     11.68      653,596     5,415,804    -43.89%   -43.21%      0.00%
              2007                  1.25%    2.50%      8.39     20.65      543,045     7,876,469      8.55%     9.86%      0.00%
              2006                  1.25%    2.45%      7.67     18.86      401,966     5,063,038      6.06%     7.34%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
              2010                  0.65%    2.80%      9.02      9.80    1,887,560    18,048,001      8.13%    10.47%      1.63%
              2009                  0.65%    2.80%      8.19      8.93    1,674,952    14,663,495     22.57%    25.23%      1.97%
              2008                  0.65%    2.80%      6.95      7.17    1,526,955    10,807,864    -38.63%   -37.83%      3.26%
              2007                  1.15%    2.45%     11.41     11.54    1,121,020    12,853,330      1.50%     2.21%      1.34%
              2006        6/7/06    1.25%    1.95%     11.25     11.29      298,033     3,357,415      3.32%    14.10%      0.00%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
              2010                  0.65%    2.80%     15.40     16.79    1,042,826    17,080,105     11.29%    13.71%      1.40%
              2009                  0.65%    2.80%     13.84     14.85    1,148,034    16,699,762     15.41%    17.90%     14.48%
              2008                  0.65%    2.80%     11.99     12.67    1,043,672    13,020,428      3.27%     4.99%      3.68%
              2007                  1.15%    2.80%     11.65     12.08      591,791     7,076,938      8.10%     9.62%      2.53%
              2006                  1.25%    2.65%     10.91     11.01      252,285     2,762,547     10.65%    11.31%      2.89%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
              2010                  1.25%    2.55%      9.59     15.75      388,040     5,102,032      4.70%     6.06%      1.36%
              2009                  1.25%    2.55%      9.16     14.90      445,634     5,522,806     27.80%    29.47%      3.19%
              2008                  1.25%    2.55%      7.17     11.55      522,721     5,040,454    -43.78%   -43.04%      1.82%
              2007                  1.25%    2.55%     12.80     20.35      588,977    10,005,432     -0.08%     1.08%      1.38%
              2006                  1.25%    2.40%     12.81     20.20      522,713     8,917,851     18.92%    20.30%      1.31%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
              2010                  0.65%    2.20%     13.13     13.39       64,486       857,331      9.08%    10.06%      1.30%
              2009       5/19/09    0.75%    1.65%     12.04     12.16        9,804       119,035      0.99%    21.16%      4.21%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
              2010                  1.40%    2.10%      4.19      4.86       36,269       177,636     13.60%    13.88%      0.78%
              2009                  1.40%    1.65%      3.69      4.27       44,985       179,686     19.10%    19.40%      0.62%
              2008                  1.40%    1.65%      3.10      3.57       53,514       181,176    -43.44%   -43.29%      0.00%
              2007                  1.40%    1.65%      5.47      6.30       67,058       405,234     10.18%    10.46%      0.00%
              2006       4/28/06    1.40%    1.65%      4.97      5.71      116,072       647,668     -1.38%    -1.22%      0.06%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
              2010                  1.40%    1.70%      9.47     13.11        6,814        69,484     13.27%    13.61%      0.54%
              2009                  1.25%    1.70%      8.36     11.56        9,168        86,254     18.69%    19.22%      0.28%
              2008                  1.25%    1.70%      7.04      9.73       10,047        80,198    -43.60%   -43.34%      0.00%
              2007                  1.25%    1.70%     12.48     17.23       10,820       153,703      9.85%    10.35%      0.00%
              2006       4/28/06    1.25%    1.70%     11.36     15.67       17,186       229,910     -1.59%    -1.29%      0.00%
INVESCO V.I. CORE EQUITY SERIES I
              2010                  1.40%    1.65%      7.50      8.13       52,914       419,992      7.76%     8.03%      0.94%
              2009                  1.40%    2.15%      6.96     10.76       72,234       533,456     25.57%    26.51%      1.73%
              2008                  1.40%    2.15%      5.52      8.57       95,576       560,729    -31.63%   -31.11%      1.90%
              2007                  1.40%    2.15%      8.03      8.64      126,614     1,079,752      6.35%     6.61%      0.97%
              2006       4/28/06    1.40%    1.65%      7.55      8.10      177,097     1,414,490      7.96%     8.14%      0.52%
INVESCO V.I. CORE EQUITY SERIES II
              2010                  1.40%    1.60%     11.63     15.30          666         9,230      7.53%     7.74%      0.45%
              2009                  1.40%    1.60%     10.79     14.23        1,430        16,483     25.96%    26.21%      0.94%
              2008                  1.40%    1.60%      8.55     11.29        4,155        36,379    -31.44%   -31.30%      1.93%
              2007                  1.40%    1.60%     12.45     16.47        4,100        52,247      6.16%     6.38%      1.02%
              2006       4/28/06    1.40%    1.60%     11.70     15.52        3,781        45,400      7.83%     7.97%      0.54%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
              2010                  1.40%    1.40%    $12.72    $12.72        9,649    $  122,723     11.30%    11.30%      2.33%
              2009                  1.40%    1.40%     11.43     11.43       10,020       114,506     33.36%    33.36%      1.21%
              2008                  1.40%    1.65%      7.52      8.57       21,030       178,491    -41.36%   -41.21%      0.41%
              2007                  1.40%    1.65%     12.83     14.58       35,278       511,337     12.84%    13.12%      0.35%
              2006                  1.40%    1.65%     12.88     12.88       47,940       615,202     26.45%    26.45%      0.98%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
              2010                  1.40%    1.70%     18.95     22.94       10,304       219,863     10.71%    11.04%      1.81%
              2009                  1.40%    1.70%     17.11     20.70       10,720       205,627     32.63%    33.04%      1.41%
              2008                  1.40%    1.70%     12.90     15.59       11,997       171,182    -41.55%   -41.37%      0.40%
              2007                  1.35%    1.70%     22.07     26.65       16,233       396,637     12.52%    12.91%      0.37%
              2006                  1.35%    1.70%     19.62     23.66       17,638       382,627     25.72%    26.10%      1.02%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
              2010                  1.35%    1.70%     15.70     16.40       40,823       653,622      6.30%     6.67%      2.46%
              2009                  1.35%    1.70%     14.77     15.42       49,333       742,768     23.47%    23.90%      2.53%
              2008                  1.25%    1.70%     11.96     12.47       75,551       924,265    -17.48%   -17.10%      2.48%
              2007                  1.25%    1.70%     14.47     15.10       70,061     1,030,575      8.43%     8.92%      2.15%
              2006                  1.25%    1.70%     13.33     13.91       82,347     1,116,877      8.55%     9.04%      1.90%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
              2010                  1.25%    1.70%     17.92     22.99       31,864       663,530     23.41%    23.96%      0.00%
              2009                  1.25%    1.70%     14.52     18.61       46,217       765,293     42.01%    42.65%      0.00%
              2008                  1.25%    1.70%     10.22     13.09       51,127       592,797    -44.80%   -44.56%      0.06%
              2007                  1.25%    1.70%     18.52     23.69       60,422     1,261,161     19.69%    20.23%      0.07%
              2006                  1.25%    1.70%     15.48     19.77       62,813     1,093,216     11.40%    11.90%      0.00%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
              2010                  1.40%    1.60%     13.71     14.00        1,495        20,304     13.69%    13.86%      0.46%
              2009                  1.45%    1.60%     12.05     12.31        1,419        17,207     35.23%    35.43%      1.21%
              2008                  1.45%    1.60%      8.90      9.11        1,834        16,488    -45.69%   -45.60%      0.96%
              2007                  1.45%    1.60%     16.37     16.77        2,474        41,084      7.63%     7.79%      0.57%
              2006                  1.45%    1.60%     15.20     15.58        2,473        38,141     16.07%    16.23%      1.64%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
              2010      11/29/10    1.30%    1.90%     12.34     12.38       10,447       129,265      1.13%     5.76%      0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
              2010      11/23/10    1.30%    1.90%     12.73     12.77        5,921        75,551      1.82%     5.45%      0.00%
LVIP AMERICAN GROWTH SERVICE CLASS II
              2010      11/19/10    1.30%    1.90%     12.46     12.50       31,890       397,998      1.80%     6.38%      0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
              2010      11/22/10    1.30%    1.90%     12.14     12.18       30,537       371,435      0.85%     4.53%      0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
              2010      12/2/10     1.30%    1.90%     12.24     12.27       10,767       132,078      1.02%     1.95%      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
              2010                  0.75%    2.80%     10.37     11.14      672,638     7,321,779     22.90%    25.44%      0.00%
              2009                  0.75%    2.80%      8.50      8.92      595,873     5,229,059     34.84%    37.28%      0.00%
              2008                  0.75%    2.55%      6.32      6.53      568,879     3,672,296    -40.67%   -39.89%      0.00%
              2007                  1.25%    2.55%     10.75     10.86      326,226     3,521,020      1.42%     2.08%      0.00%
              2006       6/22/06    1.30%    1.95%     10.60     10.64       15,481       164,253      0.79%    14.03%      0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
              2010       11/18/10   1.30%    2.60%     10.04     10.12      114,500     1,156,079     -2.28%     1.08%      0.91%
LVIP CAPITAL GROWTH SERVICE CLASS
              2010                  0.65%    2.55%      9.17      9.82      182,917     1,759,064     15.68%    17.92%      0.00%
              2009                  0.65%    2.70%      7.95      8.31      108,531       886,634     31.27%    33.52%      0.07%
              2008                  0.75%    2.45%      6.05      6.17       90,952       558,156    -43.14%   -42.46%      0.00%
              2007       7/11/07    1.25%    2.45%     10.65     10.73       61,679       660,009     -0.91%     9.07%      0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
              2010                  0.90%    2.80%      7.02      7.52      730,226     5,337,719     14.42%    16.61%      0.00%
              2009                  0.90%    2.80%      6.17      6.40      647,497     4,093,020     33.96%    35.92%      0.00%
              2008                  1.15%    2.60%      4.65      4.71      489,716     2,289,889    -43.30%   -42.84%      1.35%
              2007        6/6/07    1.15%    1.95%      8.20      8.24      193,702     1,591,943    -16.26%    -4.06%      0.58%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
              2010                  1.30%    2.55%   $ 8.83    $ 9.19       87,323   $   790,627    21.50%     22.84%      0.00%
              2009                  1.30%    2.40%     7.37      7.46       58,275       431,485    22.01%     22.63%      0.36%
              2008                  1.40%    1.90%     6.06      6.09       56,185       340,393   -35.21%    -35.05%      0.26%
              2007       7/11/07    1.30%    1.65%     9.36      9.38       14,899       139,493    -7.59%     -2.38%      0.83%
LVIP CORE SERVICE CLASS
              2006                  1.30%    1.90%    11.45     11.52       21,327       244,225    11.75%     12.19%      0.74%
LVIP DELAWARE BOND STANDARD CLASS
              2010                  1.25%    2.65%    11.91     18.43      790,437    12,528,566     5.65%      7.14%      3.17%
              2009                  1.25%    2.65%    11.28     17.23      939,493    14,140,359    15.79%     17.42%      4.00%
              2008                  1.25%    2.65%     9.74     14.70    1,155,221    14,987,636    -5.46%     -4.13%      4.02%
              2007                  1.25%    2.65%    10.38     15.35    1,662,099    22,254,222     3.00%      4.14%      4.82%
              2006                  1.25%    2.35%    10.08     14.76    1,812,483    23,405,615     2.28%      3.41%      4.43%
LVIP DELAWARE BOND SERVICE CLASS
              2010                  0.65%    2.80%    11.62     13.36    3,666,301    46,866,116     5.13%      7.42%      2.95%
              2009                  0.65%    2.80%    11.18     12.53    3,621,392    43,880,347    15.50%     17.71%      4.59%
              2008                  0.65%    2.55%     9.68     10.72    3,005,756    31,297,680    -5.70%     -4.46%      4.60%
              2007                  1.25%    2.55%    10.29     11.23    2,689,617    29,591,599     2.63%      3.86%      4.88%
              2006                  1.25%    2.45%    10.02     10.82    2,432,417    25,953,247     1.92%      3.10%      4.52%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
              2010      11/23/10    1.30%    2.55%     9.98     10.06       79,582       798,262    -0.05%      0.03%      0.44%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
              2010                  1.25%    2.45%    11.27     16.08       24,404       368,235     9.77%     11.09%      2.54%
              2009                  1.25%    2.45%    10.26     14.53       32,353       438,586    28.79%     30.35%      1.67%
              2008                  1.25%    2.45%     7.97     11.19       37,992       395,662   -34.84%    -34.05%      6.34%
              2007                  1.25%    2.45%    15.49     17.02       43,064       681,725     4.58%      5.05%      1.68%
              2006                  1.25%    1.70%    14.82     16.26       45,161       684,302    12.58%     13.09%      1.46%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
              2010                  1.25%    2.85%    10.87     14.88      264,021     3,524,951     9.05%     10.81%      2.47%
              2009                  1.25%    2.85%     9.96     13.44      283,186     3,425,915    27.96%     29.96%      1.47%
              2008                  1.30%    2.85%     7.87     10.35      294,315     2,777,935   -35.07%    -34.25%      7.85%
              2007                  1.30%    2.55%    12.36     15.74      182,399     2,741,873     4.12%      4.74%      1.57%
              2006                  1.30%    1.90%    11.86     15.04      122,353     1,794,675    12.19%     12.75%      2.11%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
              2010                  0.75%    2.55%     9.32     10.33      149,036     1,509,371     9.71%     11.70%      0.68%
              2009                  0.75%    2.55%     8.75      9.30      128,534     1,178,088    21.36%     22.63%      0.96%
              2008                  1.30%    2.35%     7.31      7.58       93,226       699,617   -37.49%    -36.82%      1.09%
              2007                  1.30%    2.35%    11.82     12.00       65,174       776,638     3.86%      4.49%      1.11%
              2006                  1.30%    1.90%    11.42     11.49       42,082       480,883    10.18%     10.64%      1.24%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
              2010                  1.25%    2.10%    14.07     16.93       52,379       815,938     9.69%     10.18%      0.59%
              2009                  1.25%    1.70%    12.83     15.41       62,558       887,698    27.81%     28.39%      0.70%
              2008                  1.25%    1.70%    10.04     12.05       66,181       737,175   -35.52%    -35.23%      0.84%
              2007                  1.25%    1.70%    15.57     18.67       79,036     1,366,209     1.23%      1.69%      0.84%
              2006                  1.25%    2.45%    15.38     18.42       86,556     1,467,851    10.42%     10.91%      0.88%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
              2010                  0.75%    2.55%     9.47     15.21      162,869     2,248,485     8.60%     10.35%      0.25%
              2009                  0.75%    2.45%     8.58     13.86      193,793     2,474,240    26.41%     28.57%      0.36%
              2008                  0.75%    2.45%     7.49     10.85      217,703     2,187,066   -36.23%    -35.45%      0.58%
              2007                  1.25%    2.45%    11.74     16.82      206,066     3,349,982     0.22%      1.38%      0.64%
              2006                  1.30%    2.45%    11.72     16.60      212,422     3,435,147     9.32%     10.58%      0.67%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
              2010                  1.25%    2.55%     9.19      9.43      141,879     1,310,134    27.66%     28.56%      0.39%
              2009                  1.25%    2.50%     7.21      7.33      166,672     1,208,196    27.54%     28.37%      0.93%
              2008                  1.25%    1.90%     5.65      5.71       63,135       358,094   -38.05%    -37.64%      1.06%
              2007       7/16/07    1.25%    1.90%     9.13      9.16       28,868       263,794    -9.30%      0.42%      0.69%
LVIP GLOBAL INCOME SERVICE CLASS
              2010                  0.75%    2.85%    11.27     11.66      655,511     7,511,475     6.40%      8.61%      3.82%
              2009       7/10/09    0.75%    2.80%    10.60     10.73      127,526     1,359,469    -2.16%      5.43%      2.66%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP GROWTH SERVICE CLASS
              2006        1/6/06    1.30%    1.90%   $11.23    $11.33        4,050   $    45,555     0.27%     12.75%      0.00%
LVIP GROWTH OPPORTUNITIES SERVICE CLASS
              2006                  1.30%    1.90%    12.38     12.43       39,513       488,316     8.15%      8.47%      0.00%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
              2010                  1.25%    1.70%    12.74     15.66        8,961       121,493     9.47%      9.96%      0.70%
              2009                  1.25%    1.70%    11.64     14.29       10,258       125,584    36.19%     36.80%      0.77%
              2008                  1.25%    1.70%     8.55     10.48       13,433       121,269   -41.82%    -41.56%      0.67%
              2007                  1.25%    1.70%    14.69     18.00       14,679       228,839    18.39%     18.92%      0.26%
              2006                  1.25%    1.70%    12.41     15.19       18,044       239,491     7.82%      8.31%      0.19%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
              2010                  1.15%    2.80%    10.76     14.38      131,778     1,721,907     8.01%      9.81%      0.54%
              2009                  1.15%    2.80%    10.37     13.17      117,578     1,450,153    35.57%     36.59%      0.89%
              2008                  1.15%    1.90%     7.59      9.66      103,965       953,011   -42.08%    -41.64%      0.56%
              2007                  1.15%    1.90%    13.42     16.59       64,821     1,023,651    17.85%     18.56%      0.08%
              2006                  1.30%    1.90%    13.83     14.00       27,853       380,140     7.56%      7.94%      0.00%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
              2010      11/19/10    1.30%    1.90%    10.78     10.83       12,833       138,587     0.54%      0.76%      1.01%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
              2010                  0.65%    2.70%     7.95      8.53      359,169     2,972,670     9.82%     11.98%      0.57%
              2009                  0.75%    2.70%     7.33      7.62      271,562     2,021,186    32.50%     34.50%      0.72%
              2008                  0.75%    2.25%     5.56      5.63      229,810     1,282,862   -50.03%    -49.63%      1.08%
              2007        6/8/07    1.10%    1.90%    11.13     11.18       81,977       913,932    -5.48%     22.98%      0.80%
LVIP MFS VALUE SERVICE CLASS
              2010                  0.65%    2.80%     8.04      8.69      942,376     7,930,493     8.24%     10.59%      1.19%
              2009                  0.65%    2.80%     7.50      7.86      597,763     4,580,700    17.75%     19.89%      1.44%
              2008                  0.65%    2.45%     6.42      6.51      370,870     2,393,206   -33.76%    -33.20%      1.26%
              2007       6/26/07    1.10%    1.95%     9.69      9.74      103,062     1,000,521    -3.80%      5.03%      0.91%
LVIP MID-CAP VALUE SERVICE CLASS
              2010                  0.75%    2.85%     8.19      8.77      349,617     2,979,731    20.18%     22.48%      0.01%
              2009                  0.90%    2.80%     6.97      7.11      268,417     1,882,270    39.34%     40.46%      0.31%
              2008                  1.15%    1.95%     5.00      5.06      219,819     1,103,680   -42.00%    -41.53%      0.11%
              2007        6/6/07    1.15%    1.95%     8.62      8.66      108,268       934,705   -13.49%      1.46%      0.28%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
              2010                  1.25%    2.45%    11.16     20.35       91,896     1,789,661    -0.01%      1.19%      2.98%
              2009                  1.25%    2.45%    11.16     20.18      117,151     2,267,726    18.29%     19.73%      3.31%
              2008                  1.25%    2.45%     9.44     16.92      133,119     2,154,235   -38.19%    -37.44%      4.74%
              2007                  1.25%    2.45%    24.39     27.14      156,638     4,042,481     9.61%     10.10%      2.00%
              2006                  1.25%    1.70%    22.22     24.73      158,474     3,753,593    27.82%     28.39%      2.96%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
              2010                  0.75%    2.80%    10.55     18.25      477,244     7,448,268    -0.61%      0.94%      3.01%
              2009                  1.25%    2.80%    10.55     18.10      525,340     8,335,441    17.58%     19.42%      3.13%
              2008                  1.25%    2.80%     9.34     15.17      541,088     7,326,395   -38.37%    -37.60%      4.75%
              2007                  1.25%    2.50%    15.15     24.34      535,964    11,895,716     8.46%      9.83%      1.86%
              2006                  1.25%    2.50%    13.98     22.18      465,653     9,644,132    26.55%     28.01%      2.83%
LVIP MONEY MARKET STANDARD CLASS
              2010                  1.25%    2.45%    10.02     11.13      351,694     3,791,835    -2.39%     -1.20%      0.05%
              2009                  1.25%    2.45%    10.27     11.28      586,054     6,399,225    -2.13%     -0.94%      0.32%
              2008                  1.25%    2.45%    10.49     11.40      920,631    10,085,363    -0.13%      1.07%      2.22%
              2007                  1.25%    2.45%    10.51     11.30      567,676     6,288,607     2.41%      3.66%      4.85%
              2006                  1.25%    2.45%    10.20     10.92      635,790     6,753,083     2.44%      3.38%      4.57%
LVIP MONEY MARKET SERVICE CLASS
              2010                  0.75%    2.80%     9.72     10.60    1,453,345    14,882,422    -2.72%     -0.71%      0.04%
              2009                  0.75%    2.80%     9.99     10.73    1,649,506    17,180,141    -2.68%     -0.67%      0.09%
              2008                  0.75%    2.80%    10.34     10.85    2,317,934    24,490,806    -0.38%      0.82%      1.98%
              2007                  1.25%    2.45%    10.33     10.75    1,538,687    16,222,762     2.17%      3.35%      4.58%
              2006                  1.30%    2.45%    10.08     10.40    1,041,596    10,633,856     1.89%      3.07%      4.42%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA BOND INDEX SERVICE CLASS
              2010                  0.90%    2.85%     $10.83  $11.36    2,753,241   $30,602,415     2.79%      4.76%      2.14%
              2009                  0.90%    2.80%      10.58   10.79    1,344,495    14,412,752     1.64%      2.97%      2.16%
              2008        7/7/08    1.25%    2.55%      10.41   10.48      393,102     4,112,314     2.70%      6.05%      0.76%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
              2010       12/8/10    1.30%    1.30%      10.41   10.41        4,856        50,557     1.08%      1.08%      0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
              2010                  1.25%    2.80%       9.08    9.45      501,816     4,677,746     4.05%      5.67%      1.25%
              2009                  1.25%    2.80%       8.76    8.94      251,863     2,236,344    40.69%     42.53%      1.71%
              2008       7/16/08    1.25%    2.55%       6.23    6.27       90,944       569,302   -33.94%     20.38%      1.96%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
              2010                  0.90%    2.80%      13.73   14.41      511,545     7,217,769    23.93%     26.79%      1.17%
              2009                  0.90%    2.80%      11.12   11.34      342,441     3,859,425    84.71%     87.12%      1.53%
              2008       7/16/08    1.25%    2.55%       6.02    6.06       74,056       448,279   -39.37%     21.11%      1.23%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
              2010                  1.30%    2.20%      10.66   11.06      309,603     3,349,785     6.38%      7.08%      0.79%
              2009                  1.30%    1.95%      10.02   10.32      322,166     3,278,800    27.95%     28.78%      6.47%
              2008                  1.30%    1.95%       7.83    8.02      325,144     2,576,159   -41.77%    -41.38%      0.33%
              2007                  1.25%    1.95%      13.47   13.69      184,558     2,503,334     8.66%      9.37%      0.72%
              2006                  1.25%    1.90%      12.39   12.52      114,279     1,423,209    14.07%     14.81%      0.59%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
              2010                  0.90%    2.80%       8.18    8.59      817,811     6,865,472     3.83%      5.82%      1.49%
              2009                  0.90%    2.80%       7.91    8.07      375,412     3,010,040    24.32%     25.95%      1.82%
              2008        7/7/08    1.25%    2.55%       6.36    6.41      107,278       686,271   -33.64%     18.08%      1.41%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
              2010                  1.10%    2.80%      10.51   10.93    1,082,247    11,676,876    15.62%     17.42%      1.30%
              2009                  1.25%    2.80%       9.13    9.31      511,442     4,730,638    31.56%     33.28%      1.48%
              2008       7/16/08    1.25%    2.55%       6.94    6.99      165,085     1,150,990   -30.68%     11.67%      0.58%
LVIP SSgA MODERATE INDEX ALLOCATION SERVICE CLASS
              2010       12/7/10    1.25%    1.65%      10.65   10.67       48,688       519,247     0.81%      1.34%      0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
              2010       12/6/10    1.30%    1.90%      10.54   10.57       84,035       886,695     0.91%      1.45%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
              2010      12/20/10    1.30%    1.55%      10.79   10.80       18,233       196,856     0.32%      1.01%      0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
              2010      11/24/10    1.30%    1.90%      10.84   10.86       78,770       854,596     1.02%      3.08%      0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
              2010                  1.40%    2.35%       9.48    9.99       48,434       463,460    12.06%     13.13%      2.00%
              2009                  1.40%    2.35%       8.53    8.83       18,571       161,394    23.43%     24.36%      0.61%
              2008                  1.40%    2.15%       7.10    7.10       32,633       230,929   -38.07%    -38.07%      4.78%
              2007       8/29/07    1.40%    1.40%      11.47   11.47       11,896       136,420     0.43%      0.43%      1.08%
LVIP SSgA S&P 500 INDEX SERVICE CLASS
              2010                  0.90%    2.80%       8.81    9.94    1,808,456    17,453,770    11.29%     13.42%      1.07%
              2009                  0.90%    2.80%       8.28    8.79    1,133,198     9,790,077    22.61%     24.34%      1.33%
              2008                  1.15%    2.55%       6.91    7.06      761,531     5,327,198   -38.53%    -38.16%      5.05%
              2007       4/27/07    1.30%    1.90%      11.25   11.42      158,805     1,798,089    -2.95%      1.07%      1.52%
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
              2010                  0.90%    2.85%       8.70    9.32      645,999     5,842,260    22.40%     24.74%      0.34%
              2009                  0.90%    2.80%       7.15    7.42      465,259     3,409,090    22.48%     24.27%      0.56%
              2008                  1.15%    2.60%       5.90    5.97      315,131     1,868,880   -35.38%    -34.89%      1.26%
              2007        6/6/07    1.15%    1.90%       9.13    9.17       57,359       524,655   -10.18%      1.20%      0.62%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
              2010                  1.25%    2.80%      13.09   13.61      243,536     3,270,464    23.92%     25.85%      1.91%
              2009                  1.25%    2.80%      10.60   10.81      134,130     1,440,616    47.48%     49.42%      1.98%
              2008       7/16/08    1.25%    2.55%       7.19    7.24       37,800       273,108   -32.73%     25.69%      0.76%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
              2010                  0.75%    2.80%   $ 8.73    $ 9.40      238,999   $ 2,168,082    13.22%     15.57%      0.00%
              2009                  0.75%    2.80%     7.90      8.14      172,515     1,366,963    40.04%     41.66%      0.00%
              2008                  0.75%    1.90%     5.64      5.69      118,843       672,060   -43.08%    -42.74%      0.00%
              2007        8/7/07    1.30%    1.90%     9.91      9.94        8,694        86,268    -4.44%      1.29%      0.19%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
              2010                  1.40%    2.35%    12.99     20.16        6,068       109,984    25.39%     26.58%      0.00%
              2009                  1.40%    2.35%    10.36     15.96        7,809       114,153    42.94%     44.31%      0.11%
              2008                  1.40%    2.35%     7.25     11.08        6,888        68,297   -44.11%    -43.57%      0.00%
              2007                  1.40%    2.35%    16.04     19.68        7,894       137,685    11.67%     12.01%      0.00%
              2006                  1.40%    1.70%    14.36     17.60        5,539        86,560     7.43%      7.76%      0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
              2010                  0.90%    2.80%    11.59     18.38      164,256     2,677,560    24.53%     26.91%      0.00%
              2009                  0.90%    2.80%     9.97     14.55      144,139     1,925,598    43.22%     44.37%      0.00%
              2008                  1.10%    1.90%     6.90     10.10       98,002       930,708   -44.00%    -43.54%      0.00%
              2007                  1.10%    1.90%    13.24     17.94       74,170     1,248,970    11.17%     11.84%      0.00%
              2006                  1.30%    1.90%    15.84     16.04       32,798       486,207     7.16%      7.52%      0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
              2010                  0.65%    2.80%     7.54      8.12      531,857     4,174,991     3.37%      5.51%      1.72%
              2009                  0.75%    2.80%     7.35      7.70      490,915     3,688,563    24.60%     26.85%      1.82%
              2008                  0.75%    2.50%     5.96      6.02      414,443     2,478,450   -39.07%    -38.70%      2.15%
              2007        6/5/07    1.30%    1.90%     9.78      9.81      225,785     2,210,571    -3.38%      3.58%      2.46%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
              2010                  1.15%    2.85%     9.50     10.08      150,691     1,480,721    23.43%     25.49%      0.00%
              2009                  1.15%    2.80%     7.80      8.03      135,348     1,065,818    45.19%     46.36%      0.00%
              2008                  1.15%    1.95%     5.37      5.49      128,783       697,056   -50.41%    -50.01%      0.00%
              2007        6/8/07    1.15%    1.95%    10.82     10.98       74,933       815,779    -1.77%     10.12%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
              2010                  0.75%    2.80%     9.30     10.14      127,314     1,255,952    14.39%     16.30%      0.72%
              2009                  1.15%    2.80%     8.14      8.73      153,112     1,307,180    20.01%     21.58%      0.96%
              2008                  1.15%    2.45%     6.88      7.19      157,959     1,117,134   -39.97%    -39.25%      1.64%
              2007                  1.25%    2.45%    11.54     11.83       99,520     1,163,327     1.83%      2.79%      1.28%
              2006                  1.25%    2.20%    11.39     11.51       50,474       576,465     8.90%      9.61%      1.41%
LVIP WILSHIRE 2010 PROFILE SERVICE CLASS
              2010                  1.30%    2.55%    10.07     10.53       90,394       935,858     8.39%      9.75%      0.86%
              2009                  1.30%    2.55%     9.36      9.60       86,639       822,784    21.34%     22.49%      1.73%
              2008                  1.30%    2.25%     7.71      7.71       64,209       499,512   -25.79%    -25.79%      1.70%
              2007      10/17/07    2.25%    2.25%    10.40     10.40       28,852       299,939     0.06%      0.06%      0.32%
LVIP WILSHIRE 2020 PROFILE SERVICE CLASS
              2010                  1.25%    2.55%     9.68     10.14       50,353       501,684     8.95%     10.36%      0.66%
              2009                  1.25%    2.55%     9.03      9.18       51,484       466,940    22.99%     23.73%      1.78%
              2008                  1.30%    1.90%     7.39      7.39       32,242       237,153   -28.19%    -28.19%      1.55%
              2007       6/26/07    1.55%    1.55%    10.29     10.29          865         8,896     1.76%      1.76%      0.33%
LVIP WILSHIRE 2030 PROFILE SERVICE CLASS
              2010                  1.30%    1.90%     9.69      9.90       42,279       414,905    10.15%     10.81%      0.56%
              2009                  1.30%    1.90%     8.80      8.94       53,848       477,964    25.25%     26.00%      1.46%
              2008                  1.30%    1.90%     7.09      7.09       50,346       356,008   -31.85%    -31.85%      0.81%
              2007      12/14/07    1.30%    1.30%    10.41     10.41          737         7,671     0.86%      0.86%      0.00%
LVIP WILSHIRE 2040 PROFILE SERVICE CLASS
              2010                  1.65%    1.90%     9.17      9.25        8,284        76,452    11.25%     11.53%      0.40%
              2009                  1.60%    1.90%     8.24      8.31       15,520       128,587    28.17%     28.56%      1.27%
              2008                  1.60%    1.90%     6.46      6.46       17,041       109,942   -36.77%    -36.77%      0.11%
              2007      12/11/07    1.65%    1.65%    10.21     10.21          484         4,951    -0.69%     -0.69%      0.00%
LVIP WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
              2010                  0.75%    2.85%    11.56     12.64    1,028,388    12,635,635     7.14%      8.86%      3.66%
              2009                  1.25%    2.85%    10.79     11.61      833,593     9,465,517    21.05%     23.00%      4.42%
              2008                  1.25%    2.85%     8.93      9.44      550,326     5,123,736   -20.90%    -19.66%      2.06%
              2007                  1.25%    2.80%    11.56     11.74      373,405     4,342,379     5.48%      6.12%      1.90%
              2006                  1.30%    1.90%    10.97     11.06      229,373     2,522,673     7.12%      7.66%      1.67%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE MODERATE PROFILE SERVICE CLASS
              2010                  0.75%    2.85%   $11.16    $12.54    3,194,946   $39,011,600     8.54%     10.68%      2.80%
              2009                  0.90%    2.85%    10.57     11.37    2,881,089    32,177,868    24.14%     26.27%      4.05%
              2008                  1.15%    2.85%     8.39      9.01    3,014,242    26,819,220   -28.87%    -27.65%      1.74%
              2007                  1.15%    2.85%    12.07     12.47    2,497,429    30,859,220     6.31%      7.65%      1.31%
              2006                  1.25%    2.50%    11.46     11.57    1,656,668    19,091,944     9.66%     10.32%      0.84%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
              2010                  0.75%    2.80%    10.37     12.01    1,687,929    19,727,783     9.33%     11.42%      2.83%
              2009                  0.90%    2.80%    10.08     10.80    1,332,778    14,124,608    25.16%     27.05%      4.24%
              2008                  1.30%    2.80%     8.05      8.50    1,371,009    11,503,260   -35.42%    -34.44%      0.79%
              2007                  1.25%    2.80%    12.57     12.98    1,154,194    14,836,003     6.84%      8.18%      1.52%
              2006                  1.25%    2.50%    11.88     11.99      701,596     8,377,196    11.71%     12.38%      0.99%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
              2010       5/21/10    0.75%    0.90%    15.83     15.88        2,264        35,937    14.45%     18.64%      0.36%
MFS VIT CORE EQUITY SERVICE CLASS
              2010                  1.40%    2.35%    10.72     15.99        6,602        91,399    14.15%     15.24%      0.91%
              2009                  1.40%    2.35%     9.39     13.90        7,687        91,487    29.17%     30.40%      1.31%
              2008                  1.40%    2.35%     7.27     10.68        8,254        76,056   -40.74%    -40.17%      0.42%
              2007                  1.25%    2.35%    12.27     17.89        9,937       155,994     8.30%      9.49%      0.10%
              2006                  1.25%    2.35%    12.56     16.40       12,844       181,962    11.59%     12.09%      0.17%
MFS VIT GROWTH INITIAL CLASS
              2010                  1.40%    1.40%     7.29      7.29       20,823       151,706    13.73%     13.73%      0.12%
              2009                  1.40%    2.15%     6.41     11.45       24,920       163,102    34.75%     35.76%      0.30%
              2008                  1.40%    2.15%     4.72      8.50       29,618       142,578   -38.75%    -38.29%      0.23%
              2007                  1.40%    2.15%     7.65      7.65       42,747       331,875    19.49%     19.49%      0.00%
              2006                  1.40%    1.40%     6.40      6.40       61,149       391,285     6.39%      6.39%      0.00%
MFS VIT GROWTH SERVICE CLASS
              2010                  1.30%    2.55%     9.66     18.37       23,294       364,478    12.13%     13.54%      0.00%
              2009                  1.30%    2.55%    12.26     16.23       22,342       310,698    34.75%     35.48%      0.03%
              2008                  1.25%    1.90%     9.22     12.01       17,947       199,968   -38.60%    -38.32%      0.00%
              2007                  1.25%    1.70%     6.61     19.54       21,690       375,989    18.84%     19.38%      0.00%
              2006                  1.25%    1.70%     5.56     16.42       36,408       546,371     5.80%      6.17%      0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
              2010                  1.40%    1.40%    14.53     14.53       56,209       816,796     8.40%      8.40%      2.89%
              2009                  1.40%    2.15%     9.94     13.41       81,281     1,087,744    15.52%     16.39%      3.96%
              2008                  1.40%    2.15%     8.60     11.52      120,074     1,381,280   -23.79%    -23.22%      3.22%
              2007                  1.40%    2.35%    15.00     15.00      165,761     2,475,169     2.77%      2.77%      2.64%
              2006                  1.40%    1.40%    14.60     14.60      203,443     2,969,465    10.34%     10.34%      2.46%
MFS VIT TOTAL RETURN SERVICE CLASS
              2010                  0.65%    2.85%    10.14     14.10    1,198,487    15,470,557     6.55%      8.81%      2.53%
              2009                  0.75%    2.85%     9.39     13.04    1,267,316    15,292,357    14.42%     16.84%      3.18%
              2008                  0.75%    2.85%     8.33     11.25    1,166,594    12,218,673   -24.47%    -23.29%      2.86%
              2007                  1.25%    2.80%    11.13     14.72    1,244,701    17,178,371     1.42%      2.64%      2.24%
              2006                  1.25%    2.45%    10.98     14.39    1,024,207    13,943,010     8.92%     10.24%      1.99%
MFS VIT UTILITIES INITIAL CLASS
              2010                  1.40%    1.40%    18.08     18.08       32,317       584,237    12.23%     12.23%      3.18%
              2009                  1.40%    1.40%    16.11     16.11       38,609       621,943    31.37%     31.37%      5.40%
              2008                  1.40%    1.40%    12.26     12.26       53,498       656,021   -38.54%    -38.54%      1.61%
              2007                  1.40%    1.40%    19.95     19.95       71,980     1,436,071    26.12%     26.12%      0.96%
              2006                  1.40%    1.40%    15.82     15.82      114,177     1,806,179    29.44%     29.44%      2.01%
MFS VIT UTILITIES SERVICE CLASS
              2010                  0.75%    2.80%    11.99     32.20      557,635    11,092,347    10.49%     12.66%      3.02%
              2009                  0.75%    2.70%    11.66     28.82      593,173    10,612,729    29.46%     31.35%      4.56%
              2008                  1.15%    2.60%     8.88     22.04      634,382     8,758,111   -39.38%    -38.52%      1.30%
              2007                  1.15%    2.55%    17.60     36.01      540,313    12,897,539    24.85%     25.97%      0.73%
              2006                  1.25%    2.15%    14.03     28.69      405,976     7,935,472    28.50%     29.33%      1.78%

                                  MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                    COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
NB AMT MID-CAP GROWTH I CLASS
              2010                  1.25%    2.55%   $12.83    $20.05     257,458     $4,293,649    25.85%     27.49%      0.00%
              2009                  1.25%    2.55%    10.16     15.78     312,161      4,113,976    28.29%     29.96%      0.00%
              2008                  1.25%    2.55%     8.21     12.19     388,501      3,961,626   -44.80%    -44.07%      0.00%
              2007                  1.25%    2.55%    14.91     21.87     426,933      7,875,625    19.56%     21.01%      0.00%
              2006                  1.25%    2.45%    12.49     18.14     437,587      6,801,153    12.03%     13.27%      0.00%
NB AMT REGENCY I CLASS
              2010                  1.25%    2.70%    10.63     19.71     302,631      4,932,486    23.01%     24.62%      0.69%
              2009                  1.25%    2.55%     8.61     15.87     384,586      5,109,230    42.87%     44.74%      1.78%
              2008                  1.25%    2.65%     6.31     11.00     443,184      4,097,055   -47.19%    -46.49%      1.19%
              2007                  1.25%    2.55%    11.97     20.64     484,103      8,453,793     0.75%      2.02%      0.43%
              2006                  1.25%    2.50%    11.89     20.30     500,622      8,887,907     8.47%      9.79%      0.42%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
              2010       5/21/10    0.75%    1.30%    17.45     17.65       3,824         67,373     1.60%     21.26%      0.00%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
              2010                  0.65%    1.95%    15.21     15.46      55,655        851,447    21.91%     23.10%     15.39%
              2009        7/1/09    0.90%    1.90%    12.48     12.56      24,322        304,150    12.38%     22.53%      6.29%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
              2010                  1.40%    1.70%    11.34     13.44       7,408         87,254     0.74%      1.04%      1.97%
              2009                  1.35%    1.70%    11.25     13.33      10,108        123,536    23.88%     24.25%      0.00%
              2008                  1.40%    1.70%     9.08     10.75      11,152        105,401   -18.47%    -18.23%      0.00%
              2007                  1.40%    1.70%    11.14     13.17      13,837        159,491    -2.28%     -1.98%      0.89%
              2006                  1.40%    1.70%    11.40     13.46      15,830        189,090     1.06%      1.36%      0.35%
PUTNAM VT GROWTH & INCOME CLASS IB
              2010                  1.40%    1.70%    11.14     14.03       4,509         58,401    12.45%     12.79%      1.52%
              2009                  1.40%    1.70%     9.90     12.47       4,506         51,857    27.62%     28.00%      2.98%
              2008                  1.40%    1.70%     7.76      9.76       8,118         71,886   -39.74%    -39.55%      2.16%
              2007                  1.40%    1.70%    12.88     16.18       8,889        130,029    -7.62%     -7.34%      1.32%
              2006                  1.40%    1.70%    13.94     17.49       7,028        114,877    13.96%     14.30%      1.50%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4.   PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                                      AGGREGATE   AGGREGATE
                                                                       COST OF     PROCEEDS
SUBACCOUNT                                                            PURCHASES   FROM SALES
---------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                $   416,105  $   700,219
ABVPSF Growth and Income Class B                                         689,307    1,032,759
ABVPSF International Value Class B                                     1,236,510    1,145,311
ABVPSF Large Cap Growth Class B                                           28,405      206,782
ABVPSF Small/Mid Cap Value Class B                                     3,829,795    2,959,479
American Century VP Inflation Protection Class II                      8,045,361    6,829,406
American Funds Global Growth Class 2                                   2,095,631    2,013,451
American Funds Global Small Capitalization Class 2                     4,169,874    4,368,623
American Funds Growth Class 2                                          7,803,091   13,170,937
American Funds Growth-Income Class 2                                   9,632,346   10,226,362
American Funds International Class 2                                   3,519,393    4,694,897
BlackRock Global Allocation V.I. Class III                            11,013,079      319,232
Delaware VIP Diversified Income Service Class                         18,562,014    5,604,309
Delaware VIP Emerging Markets Service Class                            3,666,018    3,363,717
Delaware VIP High Yield Standard Class                                   111,743      162,700
Delaware VIP High Yield Service Class                                  3,877,990    2,455,193
Delaware VIP Limited-Term Diversified Income Service Class            10,538,244    3,423,714
Delaware VIP REIT Standard Class                                          33,066      209,431
Delaware VIP REIT Service Class                                        3,893,213    4,295,259
Delaware VIP Small Cap Value Standard Class                               88,778      368,033
Delaware VIP Small Cap Value Service Class                             1,781,444    2,554,975
Delaware VIP Smid Cap Growth Standard Class                              450,406       25,153
Delaware VIP Smid Cap Growth Service Class                             6,035,343      329,533
Delaware VIP Trend Standard Class                                         46,436      604,274
Delaware VIP Trend Service Class                                       1,384,741    5,990,004
Delaware VIP U.S. Growth Service Class                                   597,405      381,445
Delaware VIP Value Standard Class                                          6,599      105,975
Delaware VIP Value Service Class                                         921,158    1,127,783
DWS VIP Alternative Asset Allocation Plus Class B                      3,741,361       95,191
DWS VIP Equity 500 Index Class A                                          91,604      948,785
DWS VIP Equity 500 Index Class B                                         207,963      830,463
DWS VIP Small Cap Index Class A                                           35,034      261,622
DWS VIP Small Cap Index Class B                                          222,258      575,096
Fidelity VIP Contrafund Service Class 2                                3,828,887    3,235,330
Fidelity VIP Equity-Income Initial Class                                  24,209      168,372
Fidelity VIP Equity-Income Service Class 2                                84,057      485,457
Fidelity VIP Growth Initial Class                                          1,026       52,156
Fidelity VIP Growth Service Class 2                                    1,068,098    1,033,415
Fidelity VIP Mid Cap Service Class 2                                   4,079,457    4,267,725
Fidelity VIP Overseas Initial Class                                        6,533       13,884
Fidelity VIP Overseas Service Class 2                                    419,075    1,081,953
FTVIPT Franklin Income Securities Class 2                              9,609,782    7,370,756
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                  529,953    1,262,024
FTVIPT Mutual Shares Securities Class 2                                3,273,845    1,393,007
FTVIPT Templeton Global Bond Securities Class 2                        2,893,139    4,474,470
FTVIPT Templeton Growth Securities Class 2                               183,921      921,722
Goldman Sachs VIT Large Cap Value Service Class                          691,881       25,002
Invesco V.I. Capital Appreciation Series I                                42,489       68,259
Invesco V.I. Capital Appreciation Series II                                  456       28,174
Invesco V.I. Core Equity Series I                                          7,272      155,733
Invesco V.I. Core Equity Series II                                         3,337       10,722
Invesco V.I. International Growth Series I                                 2,873        6,015
Invesco V.I. International Growth Series II                                4,760       11,308
Janus Aspen Series Balanced Service Class                                 20,137      143,057
Janus Aspen Series Enterprise Service Class                                3,667      258,423
Janus Aspen Series Worldwide Service Class                                 5,766        5,640
LVIP American Global Growth Service Class II                             126,405           21
LVIP American Global Small Capitalization Service Class II                73,373           20

                                                                      AGGREGATE   AGGREGATE
                                                                       COST OF     PROCEEDS
SUBACCOUNT                                                            PURCHASES   FROM SALES
---------------------------------------------------------------------------------------------
LVIP American Growth Service Class II                                $   388,114  $       121
LVIP American Growth-Income Service Class II                             343,220           89
LVIP American International Service Class II                             118,002           --
LVIP Baron Growth Opportunities Service Class                          1,251,831      624,039
LVIP BlackRock Inflation Protected Bond Service Class                  1,182,100          745
LVIP Capital Growth Service Class                                        726,601      116,164
LVIP Cohen & Steers Global Real Estate Service Class                   1,335,848      835,116
LVIP Columbia Value Opportunities Service Class                          277,311       66,938
LVIP Delaware Bond Standard Class                                      1,399,467    3,527,526
LVIP Delaware Bond Service Class                                      20,589,549   19,075,800
LVIP Delaware Diversified Floating Rate Service Class                    801,779        1,995
LVIP Delaware Foundation Aggressive Allocation Standard Class              9,797      113,046
LVIP Delaware Foundation Aggressive Allocation Service Class             105,024      307,945
LVIP Delaware Growth and Income Service Class                            748,970      545,956
LVIP Delaware Social Awareness Standard Class                             29,940      184,762
LVIP Delaware Social Awareness Service Class                             100,043      552,668
LVIP Delaware Special Opportunities Service Class                      1,773,954    1,862,503
LVIP Global Income Service Class                                       6,630,068      641,203
LVIP Janus Capital Appreciation Standard Class                            28,622       79,783
LVIP Janus Capital Appreciation Service Class                            385,143      276,450
LVIP JPMorgan High Yield Service Class                                   138,253           33
LVIP MFS International Growth Service Class                              994,934      371,235
LVIP MFS Value Service Class                                           3,463,147      820,750
LVIP Mid-Cap Value Service Class                                         823,922      273,411
LVIP Mondrian International Value Standard Class                         152,783      575,560
LVIP Mondrian International Value Service Class                          880,057    1,648,168
LVIP Money Market Standard Class                                       1,889,067    4,148,483
LVIP Money Market Service Class                                       17,622,224   20,215,113
LVIP SSgA Bond Index Service Class                                    18,522,706    2,867,890
LVIP SSgA Conservative Structured Allocation Service Class                50,000           21
LVIP SSgA Developed International 150 Service Class                    2,589,708      463,053
LVIP SSgA Emerging Markets 100 Service Class                           4,068,325    1,918,235
LVIP SSgA Global Tactical Allocation Service Class                       411,170      579,686
LVIP SSgA International Index Service Class                            4,054,437      700,949
LVIP SSgA Large Cap 100 Service Class                                  6,743,938    1,239,163
LVIP SSgA Moderate Index Allocation Service Class                        540,384       26,357
LVIP SSgA Moderate Structured Allocation Service Class                   670,433          406
LVIP SSgA Moderately Aggressive Index Allocation Service Class           195,780           55
LVIP SSgA Moderately Aggressive Structured Allocation Service Class      846,286          278
LVIP SSgA S&P 500 Index Standard Class                                   302,263       46,787
LVIP SSgA S&P 500 Index Service Class                                  7,831,412    2,161,352
LVIP SSgA Small-Cap Index Service Class                                2,141,359      839,120
LVIP SSgA Small-Mid Cap 200 Service Class                              1,643,229      393,273
LVIP T. Rowe Price Growth Stock Service Class                            833,602      341,621
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               30,200       65,240
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class               451,352      294,787
LVIP Templeton Growth Service Class                                      768,218      471,419
LVIP Turner Mid-Cap Growth Service Class                                 291,939      177,532
LVIP Wells Fargo Intrinsic Value Service Class                           918,258    1,107,526
LVIP Wilshire 2010 Profile Service Class                                 123,154       97,877
LVIP Wilshire 2020 Profile Service Class                                   4,604       20,079
LVIP Wilshire 2030 Profile Service Class                                   2,287      111,566
LVIP Wilshire 2040 Profile Service Class                                  23,802       88,213
LVIP Wilshire Conservative Profile Service Class                       3,878,165    1,426,291
LVIP Wilshire Moderate Profile Service Class                           8,826,396    4,987,259
LVIP Wilshire Moderately Aggressive Profile Service Class              6,296,475    2,236,850
Lord Abbett Fundamental Equity Class VC                                   32,590        1,743
MFS VIT Core Equity Service Class                                            879       13,235
MFS VIT Growth Initial Class                                                 720       33,392
MFS VIT Growth Service Class                                              60,462       54,519
MFS VIT Total Return Initial Class                                        31,512      358,746

                                                                      AGGREGATE   AGGREGATE
                                                                       COST OF     PROCEEDS
SUBACCOUNT                                                            PURCHASES   FROM SALES
---------------------------------------------------------------------------------------------
MFS VIT Total Return Service Class                                   $ 1,343,841  $ 2,178,134
MFS VIT Utilities Initial Class                                           21,160      111,120
MFS VIT Utilities Service Class                                        1,069,475    1,685,618
NB AMT Mid-Cap Growth I Class                                            189,122    1,043,839
NB AMT Regency I Class                                                    53,861    1,306,886
Oppenheimer Global Securities Service Class                               68,628       11,349
PIMCO VIT Commodity Real Return Advisor Class                            858,565      370,075
Putnam VT Global Health Care Class IB                                     22,198       96,617
Putnam VT Growth & Income Class IB                                           806          822

5.   INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                                   NET
                                                                       SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED     VALUE   OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                    89,429  $18.99  $ 1,698,257    $ 1,442,307
ABVPSF Growth and Income Class B                                        428,189   17.01    7,283,502      8,670,293
ABVPSF International Value Class B                                      559,377   14.77    8,261,994     10,730,823
ABVPSF Large Cap Growth Class B                                          28,016   27.08      758,665        644,802
ABVPSF Small/Mid Cap Value Class B                                      533,473   16.87    8,999,689      7,643,072
American Century VP Inflation Protection Class II                     2,195,679   11.09   24,350,080     23,450,602
American Funds Global Growth Class 2                                    816,867   21.48   17,546,307     16,636,292
American Funds Global Small Capitalization Class 2                      772,522   21.35   16,493,338     14,991,871
American Funds Growth Class 2                                         1,716,189   54.34   93,257,705     91,144,834
American Funds Growth-Income Class 2                                  2,439,821   34.25   83,563,887     86,538,454
American Funds International Class 2                                  2,450,899   17.98   44,067,160     43,935,148
BlackRock Global Allocation V.I. Class III                              915,735   14.49   13,269,006     12,556,389
Delaware VIP Diversified Income Service Class                         3,957,604   11.22   44,404,319     41,015,009
Delaware VIP Emerging Markets Service Class                             795,055   22.13   17,594,572     14,820,194
Delaware VIP High Yield Standard Class                                  107,871    6.04      651,538        564,124
Delaware VIP High Yield Service Class                                 2,723,392    6.02   16,394,820     14,725,469
Delaware VIP Limited-Term Diversified Income Service Class            1,302,535   10.09   13,142,579     12,983,565
Delaware VIP REIT Standard Class                                         82,511    9.58      790,451      1,036,801
Delaware VIP REIT Service Class                                       1,079,537    9.58   10,341,968     12,517,962
Delaware VIP Small Cap Value Standard Class                              28,056   31.96      896,679        683,023
Delaware VIP Small Cap Value Service Class                              567,673   31.89   18,103,106     15,673,163
Delaware VIP Smid Cap Growth Standard Class                              21,852   22.22      485,553        426,771
Delaware VIP Smid Cap Growth Service Class                              296,754   21.65    6,424,734      5,736,885
Delaware VIP U.S. Growth Service Class                                  303,428    8.05    2,442,593      2,089,868
Delaware VIP Value Standard Class                                        11,194   16.49      184,590        175,962
Delaware VIP Value Service Class                                        461,610   16.47    7,602,719      8,266,133
DWS VIP Alternative Asset Allocation Plus Class B                       277,163   13.84    3,835,933      3,701,179
DWS VIP Equity 500 Index Class A                                        177,809   13.17    2,341,751      2,110,949
DWS VIP Equity 500 Index Class B                                        234,394   13.17    3,086,973      2,950,031
DWS VIP Small Cap Index Class A                                          47,732   12.41      592,350        600,713
DWS VIP Small Cap Index Class B                                         157,023   12.40    1,947,082      2,023,304
Fidelity VIP Contrafund Service Class 2                               1,713,602   23.49   40,252,502     43,623,495
Fidelity VIP Equity-Income Initial Class                                 31,018   19.02      589,968        681,392
Fidelity VIP Equity-Income Service Class 2                              108,983   18.75    2,043,434      2,344,221
Fidelity VIP Growth Initial Class                                         5,860   37.09      217,334        198,666
Fidelity VIP Growth Service Class 2                                      84,153   36.72    3,090,082      2,743,243
Fidelity VIP Mid Cap Service Class 2                                    693,332   32.13   22,276,765     19,523,353
Fidelity VIP Overseas Initial Class                                       6,031   16.77      101,133         92,877
Fidelity VIP Overseas Service Class 2                                   250,104   16.62    4,156,724      4,384,250
FTVIPT Franklin Income Securities Class 2                             1,742,016   14.82   25,816,671     26,044,832
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 432,012   21.53    9,301,210      8,121,129
FTVIPT Mutual Shares Securities Class 2                               1,131,318   15.95   18,044,525     19,396,781
FTVIPT Templeton Global Bond Securities Class 2                         876,392   19.49   17,080,880     14,667,414

                                                                                   NET
                                                                       SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED     VALUE   OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Class 2                              463,421  $11.01  $ 5,102,270    $ 6,051,303
Goldman Sachs VIT Large Cap Value Service Class                          83,242   10.23      851,564        785,275
Invesco V.I. Capital Appreciation Series I                                7,624   23.30      177,644        187,030
Invesco V.I. Capital Appreciation Series II                               3,032   22.92       69,487         78,779
Invesco V.I. Core Equity Series I                                        15,539   27.03      420,009        388,923
Invesco V.I. Core Equity Series II                                          344   26.82        9,230          8,570
Invesco V.I. International Growth Series I                                4,278   28.69      122,728         73,144
Invesco V.I. International Growth Series II                               7,756   28.35      219,872        156,774
Janus Aspen Series Balanced Service Class                                22,218   29.42      653,650        562,601
Janus Aspen Series Enterprise Service Class                              17,681   37.53      663,558        438,140
Janus Aspen Series Worldwide Service Class                                  681   29.80       20,305         17,641
LVIP American Global Growth Service Class II                             10,372   12.46      129,270        126,386
LVIP American Global Small Capitalization Service Class II                5,879   12.85       75,554         73,354
LVIP American Growth Service Class II                                    31,639   12.58      398,015        388,000
LVIP American Growth-Income Service Class II                             28,256   12.26      346,451        343,133
LVIP American International Service Class II                              9,662   12.36      119,376        118,002
LVIP Baron Growth Opportunities Service Class                           241,445   30.27    7,308,535      6,405,498
LVIP BlackRock Inflation Protected Bond Service Class                   114,152   10.13    1,156,131      1,181,328
LVIP Capital Growth Service Class                                        68,684   25.56    1,755,505      1,578,996
LVIP Cohen & Steers Global Real Estate Service Class                    717,268    7.44    5,332,887      4,721,693
LVIP Columbia Value Opportunities Service Class                          75,115   10.53      790,665        741,294
LVIP Delaware Bond Standard Class                                       914,874   13.70   12,529,193     11,828,267
LVIP Delaware Bond Service Class                                      3,416,415   13.70   46,794,640     45,493,110
LVIP Delaware Diversified Floating Rate Service Class                    79,149   10.09      798,300        799,782
LVIP Delaware Foundation Aggressive Allocation Standard Class            29,755   12.38      368,250        406,703
LVIP Delaware Foundation Aggressive Allocation Service Class            284,950   12.37    3,525,111      3,703,801
LVIP Delaware Growth and Income Service Class                            52,179   28.93    1,509,438      1,510,050
LVIP Delaware Social Awareness Standard Class                            26,689   30.57      815,972        736,816
LVIP Delaware Social Awareness Service Class                             73,669   30.52    2,248,592      2,133,504
LVIP Delaware Special Opportunities Service Class                        33,349   39.29    1,310,200      1,152,599
LVIP Global Income Service Class                                        647,091   11.59    7,499,141      7,367,499
LVIP Janus Capital Appreciation Standard Class                            5,650   21.50      121,498         93,357
LVIP Janus Capital Appreciation Service Class                            80,659   21.35    1,721,992      1,559,604
LVIP JPMorgan High Yield Service Class                                   13,365   10.37      138,593        138,220
LVIP MFS International Growth Service Class                             236,535   12.52    2,960,478      2,984,020
LVIP MFS Value Service Class                                            347,009   22.80    7,912,157      7,216,203
LVIP Mid-Cap Value Service Class                                        210,131   14.18    2,979,875      2,526,331
LVIP Mondrian International Value Standard Class                        115,863   15.45    1,789,738      1,958,904
LVIP Mondrian International Value Service Class                         482,392   15.44    7,448,614      8,246,945
LVIP Money Market Standard Class                                        379,205   10.00    3,792,053      3,792,053
LVIP Money Market Service Class                                       1,488,314   10.00   14,883,139     14,883,138
LVIP SSgA Bond Index Service Class                                    2,785,769   10.98   30,584,962     30,161,835
LVIP SSgA Conservative Structured Allocation Service Class                4,832   10.46       50,559         49,979
LVIP SSgA Developed International 150 Service Class                     546,892    8.55    4,678,116      4,108,337
LVIP SSgA Emerging Markets 100 Service Class                            517,056   13.96    7,218,618      5,669,390
LVIP SSgA Global Tactical Allocation Service Class                      324,764   10.32    3,349,939      3,683,686
LVIP SSgA International Index Service Class                             865,540    7.93    6,867,192      6,130,477
LVIP SSgA Large Cap 100 Service Class                                 1,129,548   10.34   11,679,523      9,866,282
LVIP SSgA Moderate Index Allocation Service Class                        48,421   10.72      519,266        514,171
LVIP SSgA Moderate Structured Allocation Service Class                   63,817   10.63      678,121        670,030
LVIP SSgA Moderately Aggressive Index Allocation Service Class           18,122   10.86      196,864        195,725
LVIP SSgA Moderately Aggressive Structured Allocation Service Class      78,242   10.92      854,634        846,011
LVIP SSgA S&P 500 Index Standard Class                                   52,579    8.82      463,488        424,738
LVIP SSgA S&P 500 Index Service Class                                 1,980,138    8.82   17,464,819     15,407,914
LVIP SSgA Small-Cap Index Service Class                                 326,534   17.91    5,847,565      4,792,966
LVIP SSgA Small-Mid Cap 200 Service Class                               254,448   12.86    3,271,689      2,562,130
LVIP T. Rowe Price Growth Stock Service Class                           122,168   17.65    2,156,749      1,793,104
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               7,622   14.43      109,989         82,730
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              188,238   14.17    2,667,528      2,096,066
LVIP Templeton Growth Service Class                                     163,656   25.51    4,175,204      4,379,150
LVIP Turner Mid-Cap Growth Service Class                                132,474   11.18    1,480,791      1,318,051

                                                                                   NET
                                                                       SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED     VALUE   OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
LVIP Wells Fargo Intrinsic Value Service Class                          94,097   $13.35  $ 1,256,011    $ 1,304,081
LVIP Wilshire 2010 Profile Service Class                                88,652    10.56      935,903        865,255
LVIP Wilshire 2020 Profile Service Class                                49,081    10.22      501,708        441,565
LVIP Wilshire 2030 Profile Service Class                                40,847    10.16      414,923        394,099
LVIP Wilshire 2040 Profile Service Class                                 7,890     9.69       76,456         70,020
LVIP Wilshire Conservative Profile Service Class                     1,050,131    12.03   12,636,232     11,660,410
LVIP Wilshire Moderate Profile Service Class                         3,271,565    11.93   39,013,416     37,090,863
LVIP Wilshire Moderately Aggressive Profile Service Class            1,727,254    11.42   19,728,692     19,282,659
Lord Abbett Fundamental Equity Class VC                                  2,035    17.66       35,938         31,031
MFS VIT Core Equity Service Class                                        5,863    15.59       91,403         72,030
MFS VIT Growth Initial Class                                             6,145    24.69      151,712         99,671
MFS VIT Growth Service Class                                            15,018    24.27      364,494        269,070
MFS VIT Total Return Initial Class                                      43,657    18.71      816,827        805,929
MFS VIT Total Return Service Class                                     837,191    18.48   15,471,287     15,631,540
MFS VIT Utilities Initial Class                                         23,121    25.27      584,259        502,228
MFS VIT Utilities Service Class                                        444,634    24.95   11,093,620     10,820,794
NB AMT Mid-Cap Growth I Class                                          156,596    27.42    4,293,855      3,090,372
NB AMT Regency I Class                                                 321,140    15.36    4,932,709      4,571,011
Oppenheimer Global Securities Service Class                              2,243    30.04       67,375         57,688
PIMCO VIT Commodity Real Return Advisor Class                           93,983     9.06      851,486        791,317
Putnam VT Global Health Care Class IB                                    7,129    12.24       87,258         84,150
Putnam VT Growth & Income Class IB                                       3,599    16.23       58,404         74,302

6.   CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                   41,886     (87,915)    (46,029)
ABVPSF Growth and Income Class B                                       103,649    (122,527)    (18,878)
ABVPSF International Value Class B                                     260,167    (251,918)      8,249
ABVPSF Large Cap Growth Class B                                          3,399     (28,272)    (24,873)
ABVPSF Small/Mid Cap Value Class B                                     281,779    (216,362)     65,417
American Century VP Inflation Protection Class II                    1,146,380  (1,039,334)    107,046
American Funds Global Growth Class 2                                   207,929    (193,838)     14,091
American Funds Global Small Capitalization Class 2                     297,035    (282,583)     14,452
American Funds Growth Class 2                                        1,168,806  (1,449,868)   (281,062)
American Funds Growth-Income Class 2                                 1,305,548  (1,281,743)     23,805
American Funds International Class 2                                   458,041    (502,338)    (44,297)
BlackRock Global Allocation V.I. Class III                           1,157,334    (217,448)    939,886
Delaware VIP Diversified Income Service Class                        1,715,128    (847,302)    867,826
Delaware VIP Emerging Markets Service Class                            332,076    (291,553)     40,523
Delaware VIP High Yield Standard Class                                   3,698      (9,270)     (5,572)
Delaware VIP High Yield Service Class                                  276,844    (226,839)     50,005
Delaware VIP Limited-Term Diversified Income Service Class           1,342,297    (735,441)    606,856
Delaware VIP REIT Standard Class                                           501      (8,816)     (8,315)
Delaware VIP REIT Service Class                                        286,287    (311,930)    (25,643)
Delaware VIP Small Cap Value Standard Class                              3,605     (16,136)    (12,531)
Delaware VIP Small Cap Value Service Class                             231,345    (223,919)      7,426
Delaware VIP Smid Cap Growth Standard Class                             43,132      (2,075)     41,057
Delaware VIP Smid Cap Growth Service Class                             442,660     (28,606)    414,054
Delaware VIP Trend Standard Class                                        3,309     (59,575)    (56,266)
Delaware VIP Trend Service Class                                       105,563    (450,283)   (344,720)
Delaware VIP U.S. Growth Service Class                                  85,848     (53,702)     32,146
Delaware VIP Value Standard Class                                           74      (9,024)     (8,950)
Delaware VIP Value Service Class                                        97,400    (113,578)    (16,178)
DWS VIP Alternative Asset Allocation Plus Class B                      331,758     (32,662)    299,096
DWS VIP Equity 500 Index Class A                                         6,940    (103,115)    (96,175)
DWS VIP Equity 500 Index Class B                                        18,504     (73,263)    (54,759)

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
DWS VIP Small Cap Index Class A                                          2,000     (14,507)    (12,507)
DWS VIP Small Cap Index Class B                                         18,775     (44,699)    (25,924)
Fidelity VIP Contrafund Service Class 2                                574,702    (466,190)    108,512
Fidelity VIP Equity-Income Initial Class                                 1,453     (14,915)    (13,462)
Fidelity VIP Equity-Income Service Class 2                               5,330     (37,527)    (32,197)
Fidelity VIP Growth Initial Class                                           --      (7,095)     (7,095)
Fidelity VIP Growth Service Class 2                                    135,465    (124,284)     11,181
Fidelity VIP Mid Cap Service Class 2                                   539,629    (536,964)      2,665
Fidelity VIP Overseas Initial Class                                        521      (1,381)       (860)
Fidelity VIP Overseas Service Class 2                                   42,955     (78,504)    (35,549)
FTVIPT Franklin Income Securities Class 2                              872,316    (780,295)     92,021
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 83,180    (134,029)    (50,849)
FTVIPT Mutual Shares Securities Class 2                                511,291    (298,683)    212,608
FTVIPT Templeton Global Bond Securities Class 2                        209,488    (314,696)   (105,208)
FTVIPT Templeton Growth Securities Class 2                              17,063     (74,657)    (57,594)
Goldman Sachs VIT Large Cap Value Service Class                         64,338      (9,656)     54,682
Invesco V.I. Capital Appreciation Series I                              12,241     (20,957)     (8,716)
Invesco V.I. Capital Appreciation Series II                                  3      (2,357)     (2,354)
Invesco V.I. Core Equity Series I                                          459     (19,779)    (19,320)
Invesco V.I. Core Equity Series II                                         280      (1,044)       (764)
Invesco V.I. International Growth Series I                                  27        (398)       (371)
Invesco V.I. International Growth Series II                                 69        (485)       (416)
Janus Aspen Series Balanced Service Class                                  892      (9,402)     (8,510)
Janus Aspen Series Enterprise Service Class                                258     (14,611)    (14,353)
Janus Aspen Series Worldwide Service Class                                 548        (472)         76
LVIP American Global Growth Service Class II                            10,447          --      10,447
LVIP American Global Small Capitalization Service Class II               5,921          --       5,921
LVIP American Growth Service Class II                                   31,890          --      31,890
LVIP American Growth-Income Service Class II                            30,537          --      30,537
LVIP American International Service Class II                            10,767          --      10,767
LVIP Baron Growth Opportunities Service Class                          206,889    (130,124)     76,765
LVIP BlackRock Inflation Protected Bond Service Class                  114,627        (127)    114,500
LVIP Capital Growth Service Class                                      107,263     (32,877)     74,386
LVIP Cohen & Steers Global Real Estate Service Class                   283,890    (201,161)     82,729
LVIP Columbia Value Opportunities Service Class                         45,621     (16,573)     29,048
LVIP Delaware Bond Standard Class                                       69,049    (218,105)   (149,056)
LVIP Delaware Bond Service Class                                     2,187,806  (2,142,897)     44,909
LVIP Delaware Diversified Floating Rate Service Class                   79,775        (193)     79,582
LVIP Delaware Foundation Aggressive Allocation Standard Class               42      (7,991)     (7,949)
LVIP Delaware Foundation Aggressive Allocation Service Class             4,390     (23,555)    (19,165)
LVIP Delaware Growth and Income Service Class                           83,715     (63,213)     20,502
LVIP Delaware Social Awareness Standard Class                            2,965     (13,144)    (10,179)
LVIP Delaware Social Awareness Service Class                            16,763     (47,687)    (30,924)
LVIP Delaware Special Opportunities Service Class                      235,196    (259,989)    (24,793)
LVIP Global Income Service Class                                       727,911    (199,926)    527,985
LVIP Janus Capital Appreciation Standard Class                           2,132      (3,429)     (1,297)
LVIP Janus Capital Appreciation Service Class                           49,133     (34,933)     14,200
LVIP JPMorgan High Yield Service Class                                  12,833          --      12,833
LVIP MFS International Growth Service Class                            170,338     (82,731)     87,607
LVIP MFS Value Service Class                                           556,080    (211,467)    344,613
LVIP Mid-Cap Value Service Class                                       144,508     (63,308)     81,200
LVIP Mondrian International Value Standard Class                         6,032     (31,287)    (25,255)
LVIP Mondrian International Value Service Class                         81,942    (130,038)    (48,096)
LVIP Money Market Standard Class                                       168,808    (403,168)   (234,360)
LVIP Money Market Service Class                                      2,052,644  (2,248,805)   (196,161)
LVIP SSgA Bond Index Service Class                                   2,308,993    (900,247)  1,408,746
LVIP SSgA Conservative Structured Allocation Service Class               4,856          --       4,856
LVIP SSgA Developed International 150 Service Class                    407,477    (157,524)    249,953
LVIP SSgA Emerging Markets 100 Service Class                           439,421    (270,317)    169,104
LVIP SSgA Global Tactical Allocation Service Class                      56,200     (68,763)    (12,563)
LVIP SSgA International Index Service Class                            745,792    (303,393)    442,399
LVIP SSgA Large Cap 100 Service Class                                  899,855    (329,050)    570,805

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
LVIP SSgA Moderate Index Allocation Service Class                       51,140      (2,452)     48,688
LVIP SSgA Moderate Structured Allocation Service Class                  84,035          --      84,035
LVIP SSgA Moderately Aggressive Index Allocation Service Class          18,233          --      18,233
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     78,770          --      78,770
LVIP SSgA S&P 500 Index Standard Class                                  67,278     (37,415)     29,863
LVIP SSgA S&P 500 Index Service Class                                1,345,112    (669,854)    675,258
LVIP SSgA Small-Cap Index Service Class                                433,004    (252,264)    180,740
LVIP SSgA Small-Mid Cap 200 Service Class                              197,654     (88,248)    109,406
LVIP T. Rowe Price Growth Stock Service Class                          130,093     (63,609)     66,484
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              1,918      (3,659)     (1,741)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              53,900     (33,783)     20,117
LVIP Templeton Growth Service Class                                    125,695     (84,753)     40,942
LVIP Turner Mid-Cap Growth Service Class                                44,283     (28,940)     15,343
LVIP Wells Fargo Intrinsic Value Service Class                         104,708    (130,506)    (25,798)
LVIP Wilshire 2010 Profile Service Class                                19,736     (15,981)      3,755
LVIP Wilshire 2020 Profile Service Class                                   905      (2,036)     (1,131)
LVIP Wilshire 2030 Profile Service Class                                    --     (11,569)    (11,569)
LVIP Wilshire 2040 Profile Service Class                                 2,981     (10,217)     (7,236)
LVIP Wilshire Conservative Profile Service Class                       370,299    (175,504)    194,795
LVIP Wilshire Moderate Profile Service Class                         1,035,440    (721,583)    313,857
LVIP Wilshire Moderately Aggressive Profile Service Class              622,269    (267,118)    355,151
Lord Abbett Fundamental Equity Class VC                                  2,376        (112)      2,264
MFS VIT Core Equity Service Class                                           10      (1,095)     (1,085)
MFS VIT Growth Initial Class                                                94      (4,191)     (4,097)
MFS VIT Growth Service Class                                             4,803      (3,851)        952
MFS VIT Total Return Initial Class                                         427     (25,499)    (25,072)
MFS VIT Total Return Service Class                                     145,359    (214,188)    (68,829)
MFS VIT Utilities Initial Class                                            242      (6,534)     (6,292)
MFS VIT Utilities Service Class                                         84,403    (119,941)    (35,538)
NB AMT Mid-Cap Growth I Class                                           17,217     (71,920)    (54,703)
NB AMT Regency I Class                                                   5,279     (87,234)    (81,955)
Oppenheimer Global Securities Service Class                              4,535        (711)      3,824
PIMCO VIT Commodity Real Return Advisor Class                           69,058     (37,725)     31,333
Putnam VT Global Health Care Class IB                                    1,817      (4,517)     (2,700)
Putnam VT Growth & Income Class IB                                           3          --           3

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Series I                               1,680     (10,209)     (8,529)
Invesco V.I. Capital Appreciation Series II                                 --        (879)       (879)
Invesco V.I. Core Equity Series I                                        3,246     (26,588)    (23,342)
Invesco V.I. Core Equity Series II                                         167      (2,892)     (2,725)
Invesco V.I. International Growth Series I                                  32     (11,042)    (11,010)
Invesco V.I. International Growth Series II                                206      (1,483)     (1,277)
ABVPSF Global Thematic Growth Class B                                   58,472    (106,755)    (48,283)
ABVPSF Growth and Income Class B                                        70,570    (152,142)    (81,572)
ABVPSF International Value Class B                                     249,802    (287,760)    (37,958)
ABVPSF Large Cap Growth Class B                                          3,449     (30,033)    (26,584)
ABVPSF Small/Mid Cap Value Class B                                     167,670     (70,210)     97,460
American Century VP Inflation Protection Class II                    1,226,751    (831,062)    395,689
American Funds Global Growth Class 2                                   194,094    (188,844)      5,250
American Funds Global Small Capitalization Class 2                     250,788    (152,193)     98,595
American Funds Growth Class 2                                          967,377  (1,309,515)   (342,138)
American Funds Growth-Income Class 2                                   763,798  (1,286,362)   (522,564)
American Funds International Class 2                                   339,180    (472,669)   (133,489)
BlackRock Global Allocation V.I. Class III                             188,927     (22,126)    166,801
Delaware VIP Diversified Income Service Class                          872,611    (411,888)    460,723
Delaware VIP Emerging Markets Service Class                            196,909    (241,691)    (44,782)
Delaware VIP High Yield Standard Class                                   3,293     (20,344)    (17,051)
Delaware VIP High Yield Service Class                                  365,552    (272,561)     92,991

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
Delaware VIP Limited-Term Diversified Income Service Class             552,504    (208,072)    344,432
Delaware VIP REIT Standard Class                                         1,690      (7,694)     (6,004)
Delaware VIP REIT Service Class                                        109,827    (170,147)    (60,320)
Delaware VIP Small Cap Value Standard Class                              1,238     (11,569)    (10,331)
Delaware VIP Small Cap Value Service Class                             126,071    (169,118)    (43,047)
Delaware VIP Trend Standard Class                                        3,321     (17,069)    (13,748)
Delaware VIP Trend Service Class                                        40,960     (73,860)    (32,900)
Delaware VIP U.S. Growth Service Class                                  34,830     (39,550)     (4,720)
Delaware VIP Value Standard Class                                        8,670     (17,694)     (9,024)
Delaware VIP Value Service Class                                       115,194    (150,325)    (35,131)
DWS VIP Alternative Asset Allocation Plus Class B                        6,562      (2,234)      4,328
DWS VIP Equity 500 Index Class A                                         6,158     (76,542)    (70,384)
DWS VIP Equity 500 Index Class B                                        21,616     (72,390)    (50,774)
DWS VIP Small Cap Index Class A                                            826     (12,391)    (11,565)
DWS VIP Small Cap Index Class B                                          9,907     (39,076)    (29,169)
Fidelity VIP Contrafund Service Class 2                                403,711    (422,495)    (18,784)
Fidelity VIP Equity-Income Initial Class                                 1,927     (20,519)    (18,592)
Fidelity VIP Equity-Income Service Class 2                              18,387     (55,281)    (36,894)
Fidelity VIP Growth Initial Class                                          660      (4,076)     (3,416)
Fidelity VIP Growth Service Class 2                                     44,917     (83,460)    (38,543)
Fidelity VIP Mid Cap Service Class 2                                   405,925    (305,205)    100,720
Fidelity VIP Overseas Initial Class                                         62      (5,028)     (4,966)
Fidelity VIP Overseas Service Class 2                                   34,722     (64,839)    (30,117)
FTVIPT Franklin Income Securities Class 2                              560,608    (487,338)     73,270
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                123,715     (96,669)     27,046
FTVIPT Mutual Shares Securities Class 2                                367,319    (219,322)    147,997
FTVIPT Templeton Global Bond Securities Class 2                        453,209    (348,847)    104,362
FTVIPT Templeton Growth Securities Class 2                              22,657     (99,744)    (77,087)
Goldman Sachs VIT Large Cap Value Service Class                         10,750        (946)      9,804
Janus Aspen Series Balanced Service Class                                3,886     (30,104)    (26,218)
Janus Aspen Series Enterprise Service Class                                800      (5,710)     (4,910)
Janus Aspen Series Worldwide Service Class                                  35        (450)       (415)
LVIP Baron Growth Opportunities Service Class                          147,490    (120,496)     26,994
LVIP Capital Growth Service Class                                       48,931     (31,352)     17,579
LVIP Cohen & Steers Global Real Estate Service Class                   299,656    (141,875)    157,781
LVIP Columbia Value Opportunities Service Class                         23,125     (21,035)      2,090
LVIP Delaware Bond Standard Class                                       64,866    (280,594)   (215,728)
LVIP Delaware Bond Service Class                                     1,280,799    (665,163)    615,636
LVIP Delaware Foundation Aggressive Allocation Standard Class              347      (5,986)     (5,639)
LVIP Delaware Foundation Aggressive Allocation Service Class            33,711     (44,840)    (11,129)
LVIP Delaware Growth and Income Service Class                           48,343     (13,035)     35,308
LVIP Delaware Social Awareness Standard Class                            1,863      (5,486)     (3,623)
LVIP Delaware Social Awareness Service Class                            13,528     (37,438)    (23,910)
LVIP Delaware Special Opportunities Service Class                      133,423     (29,886)    103,537
LVIP Global Income Service Class                                       163,631     (36,105)    127,526
LVIP Janus Capital Appreciation Standard Class                           5,136      (8,311)     (3,175)
LVIP Janus Capital Appreciation Service Class                           41,167     (27,554)     13,613
LVIP MFS International Growth Service Class                             98,027     (56,275)     41,752
LVIP MFS Value Service Class                                           337,013    (110,120)    226,893
LVIP Mid-Cap Value Service Class                                        94,044     (45,446)     48,598
LVIP Mondrian International Value Standard Class                         7,518     (23,486)    (15,968)
LVIP Mondrian International Value Service Class                         84,062     (99,810)    (15,748)
LVIP Money Market Standard Class                                       324,348    (658,925)   (334,577)
LVIP Money Market Service Class                                      1,225,237  (1,893,665)   (668,428)
LVIP SSgA Bond Index Service Class                                   1,260,544    (309,151)    951,393
LVIP SSgA Developed International 150 Service Class                    257,968     (97,049)    160,919
LVIP SSgA Emerging Markets 100 Service Class                           358,083     (89,698)    268,385
LVIP SSgA International Index Service Class                            372,558    (104,424)    268,134
LVIP SSgA Large Cap 100 Service Class                                  483,727    (137,370)    346,357
LVIP SSgA S&P 500 Index Standard Class                                  25,882     (39,944)    (14,062)
LVIP SSgA S&P 500 Index Service Class                                  736,690    (365,023)    371,667
LVIP SSgA Small-Cap Index Service Class                                298,782    (148,654)    150,128

                                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
LVIP SSgA Small-Mid Cap 200 Service Class                              138,566     (42,236)     96,330
LVIP T. Rowe Price Growth Stock Service Class                           89,912     (36,240)     53,672
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              3,265      (2,344)        921
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              70,286     (24,149)     46,137
LVIP Templeton Growth Service Class                                    140,383     (63,911)     76,472
LVIP Turner Mid-Cap Growth Service Class                                50,482     (43,917)      6,565
LVIP Wells Fargo Intrinsic Value Service Class                          44,130     (48,977)     (4,847)
LVIP Wilshire 2010 Profile Service Class                                32,176      (9,746)     22,430
LVIP Wilshire 2020 Profile Service Class                                30,916     (11,674)     19,242
LVIP Wilshire 2030 Profile Service Class                                11,450      (7,948)      3,502
LVIP Wilshire 2040 Profile Service Class                                    --      (1,521)     (1,521)
LVIP SSgA Global Tactical Allocation Service Class                      36,473     (39,451)     (2,978)
LVIP Wilshire Conservative Profile Service Class                       427,899    (144,632)    283,267
LVIP Wilshire Moderate Profile Service Class                           528,710    (661,863)   (133,153)
LVIP Wilshire Moderately Aggressive Profile Service Class              271,101    (309,332)    (38,231)
MFS VIT Core Equity Service Class                                           71        (638)       (567)
MFS VIT Growth Initial Class                                             1,442      (6,140)     (4,698)
MFS VIT Growth Service Class                                             7,792      (3,397)      4,395
MFS VIT Total Return Initial Class                                       1,131     (39,924)    (38,793)
MFS VIT Total Return Service Class                                     328,354    (227,632)    100,722
MFS VIT Utilities Initial Class                                          3,115     (18,004)    (14,889)
MFS VIT Utilities Service Class                                        134,205    (175,414)    (41,209)
NB AMT Mid-Cap Growth I Class                                           17,079     (93,419)    (76,340)
NB AMT Regency I Class                                                  26,050     (84,648)    (58,598)
PIMCO VIT Commodity Real Return Advisor Class                           25,019        (697)     24,322
Putnam VT Global Health Care Class IB                                    3,929      (4,973)     (1,044)
Putnam VT Growth & Income Class IB                                          --      (3,612)     (3,612)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statements of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 6, 2011